                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required In Proxy Statement

                            SCHEDULE 14A INFORMATION
         Consent Solicitation Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 3)

Filed by the Registrant : [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
 [ ]   Preliminary Proxy Statement  [X] Confidential, for use of Commission only
 [ ]   Definitive Proxy Statement          (as permitted by Rule 14a-6(e)(2))
 [ ]   Definitive Additional Materials
 [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

     Rancon Realty Fund V, a California Limited Partnership
-------------------------------------------------------------
      (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No Fee Required.
[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:

           -------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           -------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
           (set forth the amount on which the filing fee is calculated and how it was determined):

           -------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

           -------------------------------------------------------------------

      (5)  Total Fee Paid:
                          ----------------------------------------------------

[X]  Fee paid previously with preliminary materials:

     The filing fee of $11,199 was paid in connection with the initial filing of the Schedule 14A (Preliminary Proxy Statement).

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1)       Amount Previously Paid:
          -------------------------------
(2)       Form, Schedule or Registration Statement no.:
          -------------------------------
(3)       Filing Party:
          -------------------------------
(4)       Date Filed:
          -------------------------------

                             RANCON REALTY FUND V,
                        a California Limited Partnership
                    c/o Preferred Partnership Services, Inc.
                          39560 Stevenson Place, #112
                         Fremont, California 94539-3074


July 6, 1999


Dear Unitholder:

     We are writing to request your consent to sell Rancon Realty Fund V's ("Fund V") interests in its remaining properties (the "Properties"), which consists of eight rental properties and approximately 14 acres of unimproved land it owns in the Tri-City Corporate Centre in San Bernardino, California.

     Fund V has not, as of the date hereof, entered into any agreement for the sale of the Properties. If the proposal is approved, the general partners of Fund V, Daniel L. Stephenson and Rancon Financial Corporation (collectively, the "General Partner"), currently intend to offer the Properties for sale by soliciting bids from various potential purchasers. To maximize the proceeds from the sales, the offering of the Properties will include parcels in the Tri-City Corporate Centre which are owned by Rancon Realty Fund IV ("Fund IV"), a partnership also sponsored by the General Partner of Fund V. The Properties will not be sold to any affiliates of the Partnership or of the General Partner. Pursuant to an agreement entered into with Fund V in 1997, Glenborough Realty Trust Incorporated, a publicly traded real estate investment trust, has the right to match any offer for the Properties that the Partnership otherwise intends to accept.

     The net proceeds of the sales of Fund V's Properties (after deducting the expenses of the sale, repaying related property loans, and payment of certain fees) will be distributed to the partners in Fund V. In accordance with the limited partnership agreement governing Fund V, ninety days following the sale of all of Fund V's Properties and the receipt in cash of the proceeds thereof, Fund V will be dissolved. A consent in favor of the sale of Fund V's Properties will also be a consent in favor of the dissolution of Fund V ninety days following the sale of all of Fund V's Properties and the receipt in cash of the proceeds thereof, as all these transactions are being presented as a single proposal. A majority of Fund V's outstanding units must consent to the proposal in order for the transaction to proceed.

     The Properties will be sold as soon as practicable, consistent with obtaining fair value for the Properties. The General Partner's current goal is to complete the sale of the Properties within approximately six months after consent to this Asset Sale and Dissolution Proposal has been obtained. The Partnership expects that some Properties will be sold on the installment basis, under which a portion of the sales price will be received in the year of sale with subsequent payments paid in subsequent periods (presently anticipated to be in 2000 or 2001). The Partnership will not be dissolved until all such subsequent payments are made by the buyers of such Properties, or the related promissory notes evidencing the obligation to make such payments to the Partnership are sold, refinanced or otherwise paid by the buyers of the Properties. Prior to completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends (but is not obligated) to make interim distributions, from time to time, of all or a portion of the net proceeds from sales of the Properties.

     The enclosed materials discuss the proposal in detail, but we would like to summarize our reasons for recommending that you consent to the proposal.

     IF THE  PROPERTIES  ARE SOLD FOR THEIR  APPRAISED  VALUES (AS OF JANUARY 1,
     1999), THE GENERAL PARTNER CURRENTLY ESTIMATES (SUBJECT TO THE ASSUMPTIONS AND QUALIFICATIONS SET FORTH IN THE ATTACHED CONSENT SOLICITATION STATEMENT) THAT,AS A RESULT OF THE SALE OF THE PROPERTIES AND DISSOLUTION

     OF THE PARTNERSHIP,UNITHOLDERS WILL RECEIVE AN AGGREGATE OF APPROXIMATELY $459 PER UNIT OF LIMITED PARTNERSHIP INTEREST. The foregoing is an estimate only, and the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could vary materially from the above estimate and may be substantially less. In certain circumstances, such as if the Properties are sold for prices in excess of their appraised values, or if the costs and expenses of the Asset Sale and Dissolution are less than currently estimated by the General Partner, the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could exceed the above estimate.

     A CONDITION TO SALES OF THE PROPERTIES WILL BE THAT THE PRICE AT WHICH SALES OF THE PROPERTIES ARE MADE SHALL AT LEAST EQUAL THE APPRAISED VALUES OF SUCH PROPERTIES (AS OF JANUARY 1, 1999) AS REFLECTED IN INDEPENDENT APPRAISALS. The General Partner has obtained appraisals prepared by an independent appraiser, CB Richard Ellis, Inc., to establish the fair market value as of January 1, 1999 of the Properties, as well as the properties owned by Fund IV to be offered for sale with the Properties. The aggregate appraised value of the Partnership's Properties (as of January 1, 1999) as reflected in such appraisals is $42,406,000. Bidders for any package of properties containing the Partnership's Properties and Fund IV properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sales) will be apportioned between the two partnerships based upon such allocation.

     FUND V EXPECTS TO BENEFIT SUBSTANTIALLY BY SELLING THE PROPERTIES IN PACKAGES OF PROPERTIES INSTEAD OF INDIVIDUALLY. The General Partner believes that there is significant demand for packages of properties (such as separate packages of retail properties, office properties and unimproved land) in attractive areas such as the Tri-City Corporate Centre by real estate investment trusts and other real estate investors seeking to expand their portfolio of properties. Benefits of packaged sales also include lower apportioned sale costs and faster liquidation of Fund V.

     THE GENERAL PARTNER BELIEVES CURRENT MARKET CONDITIONS ARE FAVORABLE FOR A SALE OF THE PROPERTIES.

          The market for properties in the Tri-City Corporate Centre area an real estate markets in general have significantly improved from the most recent recession in real estate.

          The real estate capital markets are active; the General Partner be-lieves that there is a significant number of potential buyers of the Properties which should help maximize the net proceeds from the sales of such properties.

          Although the General Partner believes that 1999 represents an advan-tageous time for sellers of commercial properties, the General Partner believes that conditions beyond this year are less predictable and that the possibility of continued improvements in economic and market conditions does not justify postponing the sale of the Proper-ties.

          The operations of the improved properties are relatively stable.

          To the extent Fund V's Properties are not sold they will continue to subject Fund V tot he risks inherent in the ownership of property.

          The development of the majority of Fund V's unimproved properties can-not be done on an economical basis for several years.

         In considering whether to submit this proposed sale of Fund V's Properties and dissolution of Fund V to the partners in Fund V, we also considered the disadvantages of this course of action. The primary disadvantages of disposing of Fund V's Properties and dissolving Fund V pursuant to this proposal are:

     UNITHOLDERS WHO PURCHASED THEIR UNITS DURING THE INITIAL PUBLIC OFFERING OF THE UNITS MAY NOT RECEIVE AGGREGATE DISTRIBUTIONS, INCLUDING DISTRIBUTIONS FROM THE SALE OF THE PROPERTIES PURSUANT TO THIS PROPOSAL, EQUAL TO THE MONEY THAT THEY ORIGINALLY INVESTED IN FUND V.

     THERE CAN BE NO ASSURANCE THAT THIS PROPOSAL WILL RESULT IN GREATER RETURNS TO THE PARTNERS IN FUND V THAN A CONTINUATION OF FUND V. Fund V will not benefit from possible improvements in economic and market conditions after the Properties are sold which could produce increased cash flow and enhance the sales prices of the Properties.

         Additional factors that you should consider in determining whether to consent to the proposal are set forth in the attached Consent Statement, including under the section entitled "Risk Factors Relating to the Asset Sale and Dissolution".

         After carefully weighing the facts and circumstances associated with the proposed sale as well as alternative courses of action, we concluded that the proposed sale of Fund V's Properties, and the distribution of the net proceeds to the partners of Fund V and the dissolution of Fund V is an outstanding opportunity to maximize value for investors.

         Therefore, we recommend that you approve the proposed transaction by signing and returning the Consent Form in the postage-paid envelope. Your participation is extremely important and your early response could save Fund V the substantial costs associated with a follow-up mailing. If you have any questions, please feel free to call the Partnership's soliciting agent, Preferred Partnership Services, Inc., toll free at 1-888-909-7774.

                    Sincerely,

                    /S/ DANIEL L STEPHENSON
                    -----------------------------------------------
                    Daniel L. Stephenson
                    General Partner, and Chief Executive Officer of Rancon Financial Corporation, General Partner



                     Questions about the enclosed material?
 Please call Preferred Partnership Services, Inc., toll free at 1-888-909-7774.

                              Rancon Realty Fund V,
                        a California Limited Partnership
                    c/o Preferred Partnership Services, Inc.
                           39560 Stevenson Place, #112
                         Fremont, California 94539-3074

                         NOTICE OF CONSENT SOLICITATION

To the Unitholders of Rancon Realty Fund V, a California Limited Partnership

         NOTICE IS HEREBY GIVEN to limited partners ("Unitholders") holding units of limited partnership interest ("Units") in Rancon Realty Fund V, a California Limited Partnership (the "Partnership") that Daniel L. Stephenson and Rancon Financial Corporation (collectively, the "General Partner") are soliciting written consents to approve a single proposal (the "Asset Sale and Dissolution Proposal") consisting of (i) the sale of all or substantially all of the properties (the "Properties") of the Partnership, consisting of the Partnership's properties in the Tri-City Corporate Centre in San Bernardino, California (the "Asset Sale"), and (ii) the dissolution of the Partnership in accordance with the limited partnership agreement governing the Partnership, ninety days after the sale of all of the Partnership's Properties and the receipt in cash of the proceeds thereof (the "Dissolution"), in the manner described in the accompanying Consent Solicitation Statement. The Asset Sale and Dissolution will result in the distribution to the Unitholders of all net cash proceeds of the sale of the Properties and all net cash proceeds, if any, from the sale of any remaining Partnership assets after payment of and provision for all Partnership liabilities, all as more fully described in the accompanying Consent Solicitation Statement.

         The Asset Sale and Dissolution Proposal must be approved by Unitholders holding a majority of the outstanding Units. Only Unitholders of record at the close of business on June 28, 1999 are entitled to notice of the solicitation of consents and to give their consent to the Asset Sale and Dissolution Proposal. In order to be valid, all consents must be received before 5:00 P.M., Pacific time, on August 25, 1999 (unless such date or time is extended). The vote will be obtained through the solicitation of written consents and no meeting of Unitholders will be held. A consent may be revoked by written notice of revocation or by a later dated consent containing different instructions at any time on or before the expiration of the time by which the Consent Form must be received.

         Your Approval is Important. Please read the Consent Solicitation Statement carefully and then complete, sign and date the enclosed Consent Form and return it in the self-addressed postage-paid envelope. Any Consent Form which is signed and does not specifically disapprove the Asset Sale and Dissolution Proposal will be treated as approving the Asset Sale and Dissolution Proposal. Your prompt response will be appreciated.

Dated July 6, 1999      RANCON REALTY FUND V,
                                a California Limited Partnership



                                By:    /S/ DANIEL L STEPHENSON
                                   ------------------------------------------
                                   Daniel L. Stephenson, General Partner, and
                                   Chief Executive Officer of
                                   Rancon Financial Corporation, General Partner

                         CONSENT SOLICITATION STATEMENT
                            FOR RANCON REALTY FUND V

         This Consent Solicitation Statement (this "Statement") is being furnished to holders of record ("Unitholders") of units of limited partnership interests ("Units") in Rancon Realty Fund V, a California limited partnership (the "Partnership"), as of the close of business on June 28, 1999 (the "Record Date"), in connection with the solicitation (this "Solicitation") of consents, upon the terms and subject to the conditions of this Statement and the accompanying form of consent (the "Consent Form"), by Daniel L. Stephenson, an individual, and Rancon Financial Corporation, a California corporation, the general partners of the Partnership (collectively hereinafter sometimes referred to as the "General Partner"), on behalf of the Partnership, to approve (i) the proposed sale of all or substantially all of the real estate assets of the Partnership (the "Asset Sale"), consisting of the Partnership's properties in the Tri-City Corporate Centre in San Bernardino, California (the "Properties"), and (ii) the dissolution of the Partnership in accordance with the limited partnership agreement governing the Partnership, ninety days after the sale of all of the Partnership's Properties and the receipt in cash of the proceeds thereof (the "Dissolution").

         As of the date hereof, the Partnership has not entered into any agreement for the sale of any of the Properties. If this proposal (the "Asset Sale and Dissolution Proposal") is approved, the General Partner will be authorized to sell the Partnership's Properties, in one or a series of (related or unrelated) transactions, on such terms as are negotiated by the General Partner. If the Asset Sale and Dissolution Proposal is approved, the General Partner currently intends to group the Properties into two or more packages of properties (such as separate packages of retail properties, office properties and unimproved land) and then solicit separate bids from potential purchasers for each package. To enhance the value of the packages and maximize the proceeds from the sales, the packages will include parcels in the Tri-City Corporate Centre which are owned by Rancon Realty Fund IV ("Fund IV"), a partnership also sponsored by the General Partner of Fund V. The Properties will not be sold to any affiliates of the Partnership or of the General Partner. The Properties will be sold as soon as practicable (consistent with obtaining reasonable value for the Properties). A condition to sales of the Properties will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in appraisals, dated January 1, 1999, performed by CB Richard Ellis, Inc. (the "Appraisals"). See "FAIRNESS OF THE ASSET SALE AND DISSOLUTION - Appraisals of Properties." Bidders for any package of properties containing the Partnership's Properties and Fund IV properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sale) will be apportioned between the two partnerships based upon such allocation. Pursuant to an existing agreement, Glenborough Realty Trust Incorporated, a publicly traded real estate investment trust which is the Partnership's asset and property manager, has a right to match any offers for the Properties that the Partnership otherwise intends to accept. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - GLB Matching Right."

         Ninety days following consummation of the sale of all of the Partnership's Properties and the receipt in cash of the proceeds thereof, the Partnership will be terminated and dissolved. In connection with the sale of the Partnership's Properties and the termination, dissolution and winding up of its affairs, the Partnership intends to distribute to Unitholders (A) the net proceeds of the sale of the Properties after deducting the expenses of the sale, repaying any mortgages which are secured by the Properties (the "Property Loans"), and payment of certain fees (including certain sales fees and brokerage fees), and (B) the net proceeds, if any, from the disposition (or realization) of any remaining Partnership assets (such as accounts receivable) after payment of and provision for all Partnership liabilities.

         Assuming, for purposes of illustration, that all the Partnership's Properties are sold for an aggregate sales price for the Properties equal to their appraised market values as of January 1, 1999 reflected in the Appraisals, the Partnership will receive approximately $42,406,000 in consideration.

                        --------------------------------

         This Consent Solicitation Statement is dated July 6, 1999, and is first being distributed to Unitholders of the Partnership along with the enclosed Consent Form on or about July 6, 1999

     The consideration to be received by the Partnership from the sale of the Properties will be reduced by the amount required to repay the Property Loans.

     As of March 31, 1999, the aggregate outstanding balance of the Property Loans (principal and accrued interest) was approximately $13,461,481. As a result, assuming the Properties are sold for their appraised values as of January 1, 1999, the Partnership will receive approximately $28,944,519 in consideration after repayment of the Property Loans.

     Assuming the foregoing aggregate proceeds of $28,944,519 from the sale of the Properties after deducting the repayment of any Property Loans, and assuming $18,784,000 in aggregate proceeds from the disposition (or realization) of any remaining Partnership assets after payment of and provision for all Partnership liabilities (based on the net assets of the Partnership (other than investments in real estate) as of March 31, 1999), the General Partner believes that an aggregate of approximately $47,729,000 (the "Estimated Net Proceeds") of the foregoing amounts would be available for distribution, prior to the costs and expenses of the Asset Sale and Dissolution.

     Assuming that the costs and expenses of the Asset Sale and Dissolution (including, for example, sales fees, asset administration fees and management fees to be paid to the Partnership's asset and property manager, Glenborough Realty Trust Incorporated, and accounting fees) equal 8% of the aggregate sales price of the Properties, the General Partner believes that an aggregate of approximately $44,337,000 (the "Estimated Net Distributable Cash") of the Estimated Net Proceeds would be available for distribution to the Unitholders as a result of the Asset Sale and Dissolution.

     Assuming Estimated Net Distributable Cash of $44,337,000, and by dividing this amount by the number of Units issued and outstanding as of the record date, the General Partner currently estimates that the Unitholders would receive out of the Estimated Net Distributable Cash approximately $459 per Unit.

Although the Estimated Net Distributable Cash takes into account an estimate of the sales and dissolution costs to the Partnership, the Estimated Net Distributable Cash does not otherwise take into account any operating income (such as rental income) or certain operating expenses of the Partnership for any period after March 31, 1999 and prior to the time the Properties are sold and the Partnership dissolved, which is likely to affect the amount of Net
Distributable Cash actually available for distribution to the Unitholders. Assuming consummation of the Asset Sale and Dissolution, the General Partner will not receive any of the net proceeds from sales of the Properties or upon dissolution with respect to its general partnership interests.

         Given the time needed to solicit consents to the Asset Sale and Dissolution Proposal, market the Properties, and close the sale of the Properties, and given that the Partnership anticipates that a portion of the purchase price for some Properties will be paid with promissory notes of the buyers in favor of the Partnership with terms currently anticipated to range from approximately six to eighteen months, the Partnership does not presently anticipate that the sale of all of the Partnership's Properties will be consummated and all of the cash proceeds thereof received by the Partnership prior to at least early 2000, and potentially not until 2001. Prior to the completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends, but is not obligated, to make interim distributions, from time to time, of all or a portion of the net proceeds from sales of the Properties. The General Partner also intends to distribute in 1999 the net proceeds of certain sales of Partnership properties which occurred in December 1998 and January 1999.

         The discussion above contains forward-looking statements. There can be no assurance that any sale or sales of the Properties will be consummated or that any of the foregoing estimates will be realized, including that $459 per Unit will be the actual aggregate amount distributed to Unitholders as a result of the Asset Sale and Dissolution. Unitholders, in determining whether to consent to the Asset Sale and Dissolution Proposal, are cautioned not to attribute undue certainty to the foregoing estimates, which are based on a variety of assumptions relating to the Properties, general business and economic conditions and other matters. The amount of the proceeds from the sale of the Properties, the estimated amount to be distributed to Unitholders, and the date prior to which consummation of the sale of the Properties and receipt in cash of the proceeds thereof is not anticipated to occur are based on the Partnership's current estimates and are subject to various and significant uncertainties, many of which are beyond the Partnership's control, that could cause the actual results to differ materially from the Partnership's expectations. A number of such uncertainties are described under "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION --

                                      (ii)

Estimates, Including Estimate of the Aggregate Distributions to be Received by Unitholders as a Result of the Asset Sale and Dissolution, May Not be Realized." THE ACTUAL DISTRIBUTIONS TO BE RECEIVED BY UNITHOLDERS FROM THE ASSET SALE AND DISSOLUTION OF THE PARTNERSHIP COULD, FOR THE FOREGOING REASONS, VARY MATERIALLY, FROM THE ABOVE ESTIMATE PER UNIT, AND MAY BE SUBSTANTIALLY LESS. In certain circumstances, such as if the Properties are sold for prices in excess of their appraised values, or if the costs and expenses of the Asset Sale and Dissolution are less than currently estimated by the General Partner, the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could exceed the above estimate. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION" and "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES." If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal.

         The Appraisals reflect CB Richard Ellis Inc.'s valuation of the real estate portfolios of the Partnership as of January 1, 1999 in the context of the market conditions existing as of such date and the information available on such date. The Partnership does not intend to obtain any updated appraisals at the time of any actual sale of the Properties. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION -- No Obligation to Update January 1999 Appraisals."

         From inception of the Partnership in 1985 through May 31, 1999, the Partnership has made aggregate distributions to the Unitholders of approximately $8,385,763 and $653,659 to the General Partner. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Distribution of Net Proceeds."

         THIS CONSENT SOLICITATION STATEMENT, INCLUDING THE SUMMARY OF APPRAISALS, ATTACHED HERETO AS APPENDIX A, CONTAINS IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE SOLICITATION. ALL STATEMENTS IN THIS CONSENT SOLICITATION STATEMENT ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE SUMMARY OF APPRAISALS. UNITHOLDERS ARE URGED TO READ THE SUMMARY OF APPRAISALS.
                           --------------------------

         THE GENERAL PARTNER OF THE PARTNERSHIP RECOMMENDS THAT UNITHOLDERS CONSENT TO THE ASSET SALE AND DISSOLUTION PROPOSAL.
                           --------------------------

         THIS SOLICITATION FOR CONSENT FORMS WILL EXPIRE AT 5:00 P.M. PACIFIC TIME, ON AUGUST 25, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION. CONSENT FORMS MAY BE REVOKED AT ANY TIME UNTIL THE EXPIRATION DATE, BUT MAY NOT BE REVOKED THEREAFTER.
                           --------------------------

         THE TRANSACTIONS DESCRIBED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR THE MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                           --------------------------

         Questions and requests for assistance or additional copies of the Solicitation documents may be directed to the Partnership's soliciting agent, Preferred Partnership Services, Inc., 39560 Stevenson Place, #112, Fremont, California, 94539-3074; telephone no.: 1-888-909-7774 or 510-713-0241; facsimile
no.: 510-713-0366.

                                     (iii)

                              Rancon Realty Fund V
                        a California Limited Partnership

                                TABLE OF CONTENTS

RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION                   1

DESCRIPTION OF THE TERMS OF THE SOLICITATION                              6
         Purpose of Solicitation                                          6
         Expiration Date; Extension; Amendment                            6
         Record Date; Requisite Consents                                  6
         Consent Procedures                                               7
         Revocation of Instructions                                       8
         No Dissenting Unitholders'Rights                                 8

THE ASSET SALE AND DISSOLUTION  PROPOSAL                                  8
         The Partnership 8 Background and
         Reasons for the Asset Sale                                       8
                  General                                                 8
                  Establishment of Certain Management Arrangements        9
                  Rescinded 1997 Agreement to Sell All the Properties     9
                  Other Offers; Recent Sales of Properties               11
                  Reasons for the Asset Sale                             11
         The Partnership's Properties                                    12
         Terms of the Asset Sale                                         12
         Abandonment; Certain Events Requiring Resolicitation
         or Subsequent Approval                                          14
         GLB Matching Right                                              15
         Certain Information Regarding GLB                               15
         Effect of the Asset Sale; Dissolution                           16
         Distribution of Net Proceeds                                    16
         Operation of the Properties Prior to the Asset Sale             19
         Regulatory Requirements                                         19
         Accounting Treatment                                            19
         Failure to Approve the Asset Sale and Dissolution Proposal      20

FAIRNESS OF THE ASSET SALE AND DISSOLUTION                               20
         General Partner  Recommendation                                 20
         Appraisals of Properties                                        21
                  Selection and Qualifications of Appraiser              21
                  Summary of Methodology                                 22
                  Valuation Methodology -
                   Improved Properties Income Approach                   22
                  Valuation Methodology -Improved Properties -
                   Sales Comparison Approach                             23
                  Valuation Methodology -Unimproved Land                 23
                  Conclusions as to Value                                24
                  Assumptions, Limitations and Qualifications
                   of Appraisals                                         25
                  Compensation and Material Relationships                26

BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS
         OF THE GENERAL PARTNER AND ITS AFFILIATES                       26

                                      (iv)

CERTAIN FEDERAL AND STATE INCOME TAX
         CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION                  27
         General                                                         27
         Allocation of Income and Loss  Generally                        27
         Capital Gains                                                   28
         Allocation of Gain and Loss from Sale of Properties             29
         Distribution of Net Proceeds                                    29
         Passive Loss Limitations                                        30
         Certain State Income Tax Considerations                         30

SELECTED FINANCIAL DATA                                                  30

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF                          31
         Outstanding Voting Securities; Record Date                      31
         Security Ownership of Certain Beneficial Owners and Management  31

MARKET FOR UNITS; DISTRIBUTIONS                                          31

OTHER MATTERS                                                            32

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES   32

INCORPORATION BY REFERENCE                                               33

ADDITIONAL INFORMATION                                                   34

Appendix A:CB Richard Ellis, Inc. Summary of Appraisals                  A-1

Appendix B:Annual Report on Form 10-K for year ended December 31, 1998   B-1

Appendix C:Quarterly Report on Form 10-Q for quarter ended
 March 31, 1999                                                          C-1






                                      (v)

             RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION

         In addition to the other information included elsewhere in this Statement, the following factors should be considered carefully in determining whether to consent to the Asset Sale and Dissolution Proposal.

         Estimates, Including Estimate of the Aggregate Distributions to be Received by Unitholders as a Result of the Asset Sale and Dissolution, May Not be Realized

         There can be no assurance that any sale or sales of the Properties will be consummated or that any of the estimates set forth in this Statement will be realized, including that $459 per Unit will be the actual aggregate amount distributed to Unitholders. Unitholders, in determining whether to consent to the Asset Sale and Dissolution Proposal, are cautioned not to attribute undue certainty to any estimates, which are based on a variety of assumptions relating to the Properties, general business and economic conditions and other matters. The amount of the proceeds from the sale of the Properties, the estimated amount to be distributed to Unitholders, and the date prior to which consummation of the sale of the Properties and receipt in cash of the proceeds thereof is not anticipated to occur are based on the Partnership's current estimates and are subject to various and significant uncertainties, many of which are beyond the Partnership's control, that could cause the actual results to differ materially from the Partnership's expectations. Such uncertainties include, among other things, the amount of demand for the Properties, the ability of the Partnership to sell all of the Properties for their appraised values as reflected in the Appraisals, the duration of the marketing period for the Properties and any diligence period for prospective buyers, the actual dates when Properties are sold and the amount of any related Property Loans at such time, the duration of any installment sale of any of the Properties, the actual fees and expenses of any sales of Properties and Partnership assets, the actual costs of dissolving the Partnership, the condition of the real estate market, in general, as well as in the Tri-City area, and the availability of capital for potential purchasers. Examples of uncertainties that could cause the aggregate amount of distributions to Unitholders as a result of the Asset Sale and Dissolution to be less than the Partnership's estimate of $459 per Unit include the following:

                - Although  the  Estimated  Net  Distributable  Cash  takes into account an estimate of the sales and dissolution costs to the Partnership, the Estimated Net Distributable Cash does not otherwise take into account any operating income (such as rental income) or certain operating expenses of the Partnership for any period after March 31, 1999 and prior to the time the Properties are sold and the Partnership dissolved, which is likely to affect the amount of Net Distributable Cash actually available for distribution to the Unitholders. If operating losses are incurred in such period, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could be less than estimated. If operating income (other than that generated from sales of the Properties) is generated during such period, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could exceed the Partnership's estimate.

                - The  Partnership's   estimate   of  Net   Distributable   Cash
                  resulting from the Asset Sale and Dissolution is based on the assumption that the costs and expenses of the Asset Sale and Dissolution (including, for example, sales fees, asset administration fees and management fees to be paid to the Partnership's asset and property manager, Glenborough Realty Trust Incorporated, and accounting fees) will equal 8% of the aggregate sales price of the Properties (see "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Distribution of Net Proceeds"). If actual costs and expenses exceed such estimated amount, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could be less than estimated. Conversely, if actual costs and expenses are less than such estimated amount, actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution could exceed the Partnership's estimate.

                - If a Property is sold on the installment basis, and afterwards there is a default in payment on the related promissory note, the exercise by the Partnership of its remedies (which ma include foreclosure on any property securing the promissory note) could delay dissolution of the Partnership, will likely involve additional costs and expenses to the Partnership, and could result in the Partnership not achieving its estimate of aggregate distributions to be received by Unitholders as a result of the Asset Sale and Dissolution. See "Risks Associa-ted with Installment Sales of Properties" below and "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale."

                - If Partnership liabilities, unknown at the time of the mailing of this Statement, later arise which must be satisfied or reserved for as part of the Asset Sale and Dissolution, the aggregate amount of distributions to Unitholders as a result of the Asset Sale and Dissolution could be less than estimated.

                - Delays in the sale of the Properties  and  dissolution  of the
                  Partnership, such as delays involving the marketing of the Properties or closing of sales of the Properties, could result in additional expenses (and possibly operating losses) and result in actual aggregate distributions to Unitholders as a result of the Asset Sale and Dissolution less than the amount estimated by the Partnership. See "Anticipated Timing of Asset Sale and Dissolution May Not be Achieved" below.

                - In certain circumstances, the Partnership may  resolicit  con-
                  sents from Unitholders or submit certain sales of Properties to the Unitholders for their approval (including if the Partnership is unable to sell a Property for a purchase price at least equal to the appraised value of such Property). As indicated under "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Abandonment; Certain Events Requiring Resolicitation or Subsequent Approval," any such submission to Unitholders (even if the matter being submitted is approved) will likely result in the distribution to Unitholders of aggregate distributions from the Asset Sale and Dissolution of less than the Partnership's estimate, as a result of, among other things, the proposed sale for which approval is sought being for less than the appraised value of the Property proposed to be sold as reflected in the Appraisals, the costs and expenses of such submission, and any operating loss of the Partnership during any delay occasioned by such submission to the Unitholders.

There can be no assurance that the estimates set forth in this Statement will be realized. The actual aggregate distributions to be received by Unitholders as a result of the Asset Sale and Dissolution could, for the foregoing reasons, vary materially, from the Partnership's estimate of $459 per Unit, and may be substantially less. See also "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES." If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the
Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal.

No Obligation to Update January 1999 Appraisals

         The Appraisals reflect CBRE's valuation of the real estate portfolios of the Partnership as of January 1, 1999 in the context of the market conditions existing as of such date and the information available on such date. The Partnership does not intend to obtain any updated appraisals at the time of any actual sale of the Properties, and, therefore, there can be no assurance that the Properties will be sold or disposed of at a price equal to what appraisals, conducted at the actual time of sale, would indicate are such Properties' values. Events occurring after the January 1, 1999 date of the Appraisals and before consummation of any sales of Properties comprising the Asset Sale, such as changes in capital markets (including changes in financing rates) that might affect demand for real property, changes in building occupancy, changes in tenant motivation with respect to the exercise of renewal options, or changes in real estate property markets, could affect the Properties or the assumptions used in preparing the Appraisals and result in higher or lower values of the Properties if updated appraisals were conducted at such time. CB Richard Ellis, Inc. ("CBRE") has no obligation to update the Appraisals on the basis of subsequent events. The Appraisals are subject to certain assumptions, limitations and qualifications. A number of the assumptions limitations and qualifications made by CBRE in conducting the Appraisals are described under "FAIRNESS OF THE ASSET SALE AND DISSOLUTION -- Appraisals of Properties -- Assumptions, Limitations and Qualifications of Appraisals."

Anticipated Timing of Asset Sale and Dissolution May Not be Achieved

         In accordance with the partnership agreement governing the Partnership, ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, the Partnership will be terminated and dissolved, and the Partnership intends to wind up its affairs as soon thereafter as possible. The Partnership currently estimates that all the Properties will not be sold and all the proceeds from such sales received prior to at least early 2000, and potentially not until 2001. See "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale." There can be no assurance, however, that the sale of all of the Properties and the receipt of all the proceeds from such sales will take place in accordance with such estimated time frame. It is possible that it will take more time than was initially estimated to sell all of the Properties and receive all of the proceeds from such sales, including all proceeds from installment sales. See "Risks Associated with Installment Sales of Properties" and "Possible Submission of Additional Matters to Unitholders" below. See also "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale" and "-- Distribution of Net Proceeds."


Allocation  of Income  and  Loss;   Aggregate  Loss  Anticipated  From  Sale  of
Properties

         Each partner is required to take into account in computing his or her income tax liability his or her allocable share of the Partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss") in accordance with the Partnership Agreement. If the allocation of income or loss in the Partnership Agreement does not have "substantial economic effect" as defined in Section 704(b) of the Internal Revenue Code of 1986, as amended, the law requires the Partnership's income or loss to be allocated in accordance with the partners' economic interests in the Partnership. See "CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION." The Partnership estimates it would recognize, in the aggregate with respect to all of its Properties, losses of approximately $7,285,000 as a result of the Asset Sale assuming the Properties are sold for the values reflected in the January 1, 1999 Appraisals, without taking into account any depreciation for 1999 or thereafter, and without taking into account the January 1999 sales of the Rancon Centre Ontario buildings, Perris (Nuevo Road) Land or Perris (Ethanac Road) Land (for which aggregate losses of approximately $7,136,000 were realized). However, depending on the timing of sales of individual or groups of Properties and whether Properties are sold for cash or for cash and promissory notes, losses may be realized in some periods and gains in other periods. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

Risks Associated with Installment Sales of Properties "

     The General Partner anticipates that the Partnership will extend seller financing in connection with the sale of one or more Properties, i.e., allowing a buyer to pay a portion of the purchase price with promissory notes of the buyer in favor of the Partnership. In such event, the full distribution to the Unitholders of the net proceeds of such a sale will be delayed until the notes are paid at maturity, sold, refinanced or otherwise paid by the buyer. As the Partnership will not be dissolved until ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, then generally the longer the term of any promissory note, the longer it will be before the Partnership is dissolved. Although the General Partner does not intend to extend seller financing to any buyer which does not have the financial capacity to pay such obligation to the Partnership, there can be no assurance that a buyer will not default on any such promissory notes. In the event of any such default, the exercise by the Partnership of its remedies (which may include foreclosure on any property securing the promissory note) could delay dissolution of the Partnership, will likely involve additional costs and expenses to the Partnership, and could result in the Partnership not achieving the estimate set forth herein of aggregate distributions to be received by Unitholders as a result of the Asset Sale and Dissolution.

Unitholders May Not Recover Original Investment in the Partnership

         Unitholders who purchased their Units during the initial public offering of the Units may not receive aggregate distributions, including distributions from the Asset Sale, equal to the money that they originally invested in the Partnership. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Distribution of Net Proceeds" and "CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION."

No Dissenter's Appraisal Rights for Unitholders

         Neither California law nor the Partnership Agreement provides Unitholders with any right to dissent from, or seek an independent appraisal of, the value of the Partnership or its assets. Thus, Unitholders will be bound to accept the consideration received by the Partnership upon the sale of the Properties and the resulting distributions to Unitholders as a result of the Asset Sale and Dissolution if the Asset Sale and Dissolution Proposal is consented to by the Unitholders.

     No Assurance that Asset Sale and Dissolution Will Result in Greater Returns to Unitholders than a Continuation of the Partnership

         If the Asset Sale and Dissolution Proposal is not approved, the General Partner intends to continue to manage the Partnership and its properties substantially as they are currently being managed and to continue to entertain and consider indications of interest from third parties to acquire all or a portion of the Partnership's properties. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Failure to Approve the Asset Sale and Dissolution Proposal." There can be no assurance that the Asset Sale and Dissolution will result in greater returns to the Unitholders than a continuation of the Partnership. With respect to the Partnership's Properties, as a result of the Asset Sale and Dissolution, the Partnership will not benefit from possible improvements in economic and market conditions which could produce increased cash flow and enhance the sales price of the Properties.

General Partner Will Have Broad Discretion in Manner of Effectuating the Asset Sale and Dissolution

         In considering whether to approve the Asset Sale and Dissolution Proposal, the Unitholders should bear in mind that the General Partner has broad discretion to manage the business and affairs of the Partnership. If the Unitholders consent to the Asset Sale and Dissolution Proposal, they also will be deemed to have consented to any transaction that may be undertaken to accomplish the Asset Sale and Dissolution and will not be entitled to approve or disapprove of any such transaction, including any particular sale or sales of Property that is within the terms of the Asset Sale and Dissolution. See "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Terms of the Asset Sale." The Partnership shall automatically (without requiring any additional consent or approval of the Unitholders) be terminated and dissolved in accordance with the Partnership Agreement, ninety days following the sale or other disposition of all of the Partnership's Properties and the receipt in cash of the proceeds thereof.

General Partner May Abandon Asset Sale and Dissolution Even if the Proposal is Approved

         Even if consent to the Asset Sale and Dissolution Proposal is obtained from the Unitholders, the General Partner reserves the right, in its sole discretion, to thereafter abandon the Asset Sale and Dissolution. For example, the General Partner may choose to abandon the Asset Sale and Dissolution in the event of changes in the general economy or real estate markets.

Benefits of the Asset Sale and Dissolution and Possible Conflicts of the General Partner and its Affiliates

         The General Partner will not receive any fees in connection with the Asset Sale and Dissolution, nor, assuming the Asset Sale and Dissolution is consummated, will the General Partner receive any distributions in connection with the Asset Sale and Dissolution. Assuming the Asset Sale and Dissolution is consummated, the Unitholders will receive 100% of all distributions made by the Partnership upon the Asset Sale and upon Dissolution. In addition, $102,000 in subordinated real estate commissions payable to the General Partner at March 31, 1999 are payable only after the Unitholders have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital, which is not expected to be achieved as a result of the Asset Sale. As a result, such subordinated real estate commissions will not be paid to the General Partner and will be eliminated. However, consummation of the Asset Sale and dissolution of the Partnership will eliminate any liability of the General Partner for liabilities of the Partnership which could arise in the continued operation of the Partnership. In addition, although the General Partners presently have capital account deficits (the excess of (a) allocations of loss and distributions of cash to the General Partner over (b) allocations of income and capital contributions since the inception of the Partnership), it is anticipated that, as permitted under the Partnership Agreement and the Asset Sale and Dissolution Proposal, the Properties will be sold in such a manner, using the installment method for sales of certain of the Properties, that will result in net income in a taxable particular year sufficient to eliminate the General Partners' capital account deficits. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

Possible Submission of Additional Matters to Unitholders

         In certain circumstances as described under "THE ASSET SALE AND DISSOLUTION PROPOSAL -- Abandonment; Certain Events Requiring Resolicitation or Subsequent Approval," the Partnership will resolicit consents from the Unitholders or submit certain sales of Properties to the Unitholders for their approval. If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal. The Properties will not be sold to any affiliates of the Partnership or of the General Partner. In the event the Partnership later determines that a sale of any of the Properties to an affiliate of the Partnership or the General Partner is in the best interests of the Partnership, such sale will be submitted to the Unitholders for their approval. In the event that the Partnership is unable to sell a Property for a purchase price at least equal to the appraised value of such Property being sold as reflected in the Appraisals and the Partnership desires to sell the Property for a lesser price, the Partnership will submit such sale to the Unitholders for their approval. Any such submission to Unitholders of a proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) will likely delay consummation of the Asset Sale and dissolution of the Partnership and could prevent complete consummation of the Asset Sale and consummation of the dissolution if such proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) which is submitted to the Unitholders is not approved. In addition, any such submission to Unitholders (even if the matter being submitted is approved) will likely result in the distribution to Unitholders of aggregate distributions from the Asset Sale and dissolution of less than the Partnership's estimate of $459 per Unit, as a result of, among other things, the proposed sale for which approval is sought being for less than the appraised value of the Property proposed to be sold as reflected in the Appraisals, the costs and expenses of such submission, and any operating loss of the Partnership during any delay occasioned by such submission to the Unitholders.

                  DESCRIPTION OF THE TERMS OF THE SOLICITATION

Purpose of Solicitation

         Upon the terms and subject to the conditions set forth in this Statement and in the accompanying Consent Form, the General Partner on behalf of the Partnership is soliciting consents from Unitholders for the purpose of approving the Asset Sale and Dissolution Proposal. See "THE ASSET SALE AND DISSOLUTION PROPOSAL."

         Solicitation of the Consent Forms will be made initially by mail. In addition to solicitation by mail, Consent Forms may also be solicited personally, by telephone, by facsimile or by telegraph by the director, officer or other regular employees of the General Partner. No additional compensation will be paid to the director, officer or other regular employees of the General Partner for such services. In addition, the Partnership has retained Preferred Partnership Services, Inc., a California corporation unaffiliated with the Partnership (the "Soliciting Agent"), to assist in the solicitation of proxies from the Partnership's Unitholders. The Soliciting Agent will receive for such service a fee of approximately $170,000 plus reimbursement of reasonable out-of-pocket expenses. Preferred Partnership Services, Inc. also provides investor services to the Partnership. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Background and Reasons for the Asset Sale - Establishment of Certain Management Arrangements." The cost of preparing, assembling, printing and mailing this Statement and the enclosed Consent Form, and the cost of soliciting Consent Forms (including the costs of the Soliciting Agent), will be borne by the Partnership.

Expiration Date; Extension; Amendment

         This Statement is furnished in connection with the solicitation of Consent Forms by the General Partner to approve the Asset Sale and Dissolution Proposal. This Solicitation for Consent Forms will expire at 5:00 P.M., Pacific Time, on the Expiration Date, unless extended by the General Partner in its sole discretion. In order to count, Consent Forms must be received by the Partnership prior to 5:00 P.M., Pacific Time, on August 25, 1999. The Partnership expressly reserves the right, in the sole discretion of the General Partner, (i) to extend the Expiration Date, from time to time, until the Requisite Consents (as defined below) have been obtained, and (ii) to amend, at any time or from time to time before the Requisite Consents are obtained, the terms of this Solicitation. As promptly as practicable following any such extension or amendment, notice thereof shall be given by the Partnership to each Unitholder in writing.

Record Date; Requisite Consents

         The Partnership has fixed the close of business on June 28, 1999 (the "Record Date"), as the Record Date for determining the Unitholders entitled to notice of and to consent to the Asset Sale and Dissolution Proposal. Only Unitholders on the Record Date or their duly designated proxies may execute and deliver a Consent Form. As of the Record Date, there were 96,442 Units outstanding held by approximately 11,935 holders of record. Holders of Units are entitled to one vote per Unit.

         The Asset Sale and Dissolution Proposal must be approved by at least a majority of the issued and outstanding Units (the "Requisite Consents") as required by the Partnership's Second Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement").

         Units represented by "broker non-votes" (i.e., Units held in record name by brokers or nominees as to which (i) an executed Consent Form has not been received from the beneficial owners or persons entitled to Consent, (ii) the broker or nominee does not have discretionary voting authority under applicable rules or the instrument under which it serves in such capacity, or
(iii) the recordholder has indicated on the Consent Form or has otherwise notified the Partnership that it does not have authority to vote the Units with respect to the Asset Sale and Dissolution Proposal) will not be included in the affirmative vote totals, and therefore will have the same effect as not consenting to the Asset Sale and Dissolution Proposal for purposes of determining whether the Requisite Consents have been obtained. Consent Forms marked "ABSTAIN" will also have the same effect as not consenting to the Asset Sale and Dissolution Proposal for purposes of determining whether the Requisite Consents have been obtained.

         If the Partnership fails to receive the Requisite Consents on or before the Expiration Date, or any extension thereof, then the Partnership will continue with its present objective of maximizing the return to Unitholders by actively managing and operating its properties over a short holding period. In that event, the Partnership's properties will be disposed of at an appropriate time while pursuing development opportunities for certain properties. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Failure to Approve the Asset Sale and Dissolution Proposal."

Consent Procedures

         UNITHOLDERS WHO DESIRE TO CONSENT TO THE ASSET SALE AND DISSOLUTION PROPOSAL SHOULD SO INDICATE BY MARKING THE APPROPRIATE BOX ON THE CONSENT FORM INCLUDED HEREWITH, AND COMPLETING, SIGNING, DATING AND DELIVERING THE CONSENT FORM TO THE SOLICITING AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH BELOW AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN AND THEREIN.

         Fully completed and executed consent forms should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by facsimile, to the Partnership's Soliciting Agent, Preferred Partnership Services, Inc., as follows:

                      PREFERRED PARTNERSHIP SERVICES, INC.
                           39560 Stevenson Place, #112
                         Fremont, California 94539-3074

                         Facsimile Number: 510-713-0366
                Telephone Number: 1-888-909-7774 or 510-713-0241

         All Consent Forms that are properly completed, signed and delivered to the Partnership and not properly revoked (See "Revocation of Instructions" below) prior to the Expiration Date, will be given effect in accordance with the specifications thereof. If a Consent Form is delivered and none of the "CONSENT" nor the "DOES NOT CONSENT" nor the "ABSTAIN" box is marked with respect to the Asset Sale and Dissolution Proposal, but the Consent Form is otherwise properly completed and signed, the Unitholder will be deemed to have consented to the Asset Sale and Dissolution Proposal.

         Consent Forms should be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all such holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and must submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.

         The execution and delivery of a Consent Form will not affect a Unitholder's right to sell or transfer the Units. All Consent Forms received by the Partnership (and not properly revoked) prior to the Expiration Date will be effective (notwithstanding a record transfer of such Units subsequent to the Record Date), unless the Unitholder revokes such Consent Form prior to 5:00 P.M., Pacific Time, on the Expiration Date by following the procedures set forth under "Revocation of Instructions" below.

         All questions as to the validity, form and eligibility (including time of receipt) regarding the consent procedures will be determined by the General

Partner in its sole discretion, which determination will be conclusive and binding. The Partnership reserves the right to reject any or all Consent Forms that are not in proper form. The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all such defects or irregularities in connection with deliveries of Consent Forms must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretations of the terms and conditions of this Solicitation by the General Partner shall be conclusive and binding.

Revocation of Instructions

         Any Unitholder who has delivered a Consent Form to the Partnership may revoke the instructions set forth in such Consent Form by delivering to the Soliciting Agent a written notice of revocation prior to 5:00 P.M., Pacific Time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (i) contain the name of the person who delivered the Consent Form, (ii) be in the form of a subsequent Consent Form marked either as "CONSENT" or "DOES NOT CONSENT" or "ABSTAIN," as the case may be, (iii) be signed by the Unitholder thereof in the same manner as the original signature on the Consent Form, and (iv) be received by the General Partner prior to 5:00 P.M., Pacific Time, on the Expiration Date at its address set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. No Unitholder may revoke the instructions set forth in a Consent Form after 5:00 P.M., Pacific Time, on the Expiration Date.

No Dissenting Unitholders' Rights

         Under the California Uniform Limited Partnership Act and under the Partnership Agreement, Unitholders do not have dissenter's appraisal rights in connection with the Asset Sale or Dissolution of the Partnership.


                     THE ASSET SALE AND DISSOLUTION PROPOSAL

The Partnership

         The Partnership is a California Limited Partnership which was organized in 1985 and completed its public offering of limited partnership units in February 1989. Daniel L. Stephenson and Rancon Financial Corporation are the general partners of the Partnership. Rancon Financial Corporation is wholly owned by Mr. Stephenson. The Partnership executive offices, as well as those of the General Partner, are located at 27740 Jefferson Avenue, Suite 200, Temecula, California 92590 (telephone number: 909-676-6664). For a description of the Partnership and the Partnership's Properties, see the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "Partnership's 10-K"), and the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (the "Partnership's 10-Q"), copies of which (without exhibits) are included as Appendices B and C to this Statement, respectively, and are incorporated herein by reference. The Partnership's 10-Q included as Appendix C to this Statement reflects certain amendments made to such Form 10-Q as originally filed with the Securities and Exchange Commission by a Form 10-Q/A (Amendment No. 1) dated June 1, 1999, and filed with the Securities and Exchange Commission on June 2, 1999.

Background and Reasons for the Asset Sale

         General . Prior to 1995, the Partnership's business strategy was to hold its properties for future development and operation. In 1995, the Partnership modified its strategy to focus on eventual disposition of its Properties while pursuing development opportunities for certain sites.

         At its inception, the Partnership estimated that its properties would be developed and sold after a period of seven years of ownership after completion of development or construction. The Partnership purchased one property which it sold and used the proceeds of that sale and proceeds from its offering of securities to develop commercial offices, and restaurant, retail, hotel, transportation and light industrial facilities, primarily in a master planned development known as Tri-City Corporate Centre ("Tri-City") in San Bernardino, California, as well as in Ontario, California. Tri-City is zoned for mixed commercial, office, hotel, transportation-related, and light industrial uses and all of the parcels thereof are separately owned by the Partnership and Rancon Realty Fund IV ("Fund IV"), a partnership sponsored by the general partners of the Partnership. As described in greater detail under "The Partnership's Properties" below, as of May 31, 1999, the Partnership owns eight rental properties totaling approximately 477,703 square feet of space in Tri-City and approximately 14 acres of unimproved land in Tri-City.

         After acquisition and development of some of its properties, the Partnership's properties experienced a decrease in market value due to a substantial weakening of the markets for commercial real estate in Southern California, where the majority of the Partnership properties are located and in the United States real estate markets in general. The amount of capital investment in real estate began to decline sharply in 1989. Overbuilding in many markets, the general recessionary economy in the United States in the early to mid-1990's and subsequent corporate downsizing further contributed to the imbalance of supply and demand for commercial and industrial properties. In addition, rapid expansion of new retail formats such as discounters and "category-killers" depressed the value of neighborhood retail shopping centers. The combined effect of these factors resulted in significant reductions in real estate values in many geographic areas.

         Establishment of Certain Management Arrangements . Effective January 1, 1995, Rancon Financial Corporation, a general partner of the Partnership, entered into an agreement with Glenborough Inland Realty Corporation ("GIRC") whereby Rancon Financial Corporation sold to GIRC, for approximately $4,466,000 and the assumption of $1,715,000 of Rancon Financial Corporation's debt, the contract to perform the rights and responsibilities under Rancon Financial Corporation's agreement with the Partnership and seven other related partnerships (collectively, "the Rancon Partnerships") to perform or contract on the Partnership's behalf for financial, accounting, data processing, marketing, legal, investor relations, asset and development management and consulting services for the Partnership for a period of ten years or to the liquidation of the Partnership, whichever comes first. In connection with such agreement, the Partnership also agreed to pay GIRC an amount equal to the amount of any distributions received by the General Partner in the future with respect to its general partnership interest in the Partnership.

         Rancon Financial Corporation entered into this transaction with GIRC, when it determined to sell that portion of its business relating to investor relations services, property management services and asset management services, and most of those services are now rendered to the Partnership, to three other related partnerships and to third parties by Glenborough Corporation ("GC"), successor by merger to GIRC. All of the non-voting preferred stock of GC is held by Glenborough Realty Trust Incorporated, a Maryland corporation which is a real estate investment trust ("REIT") formed in December 1995 and publicly traded on the New York Stock Exchange ("GLB"). Effective January 1, 1998, the Partnership's agreement with GC was amended to eliminate GC's responsibility for providing investor relations services and Preferred Partnership Services, Inc., a California corporation unaffiliated with the Partnership and which is acting as Soliciting Agent in connection with this solicitation, contracted to assume those services.

         Rescinded 1997 Agreement to Sell All the Properties . In Fall 1994, during negotiations of the agreement with GIRC described above, GIRC inquired whether the Partnership would have an interest in contributing its properties to GLB (which an affiliate of GIRC was then forming), in exchange for securities in GLB. The Partnership elected not to do so because of the risk of investing in a startup REIT and because the Partnership was of the opinion that the bottom of the real estate cycle was near and did not want to consider a sale until the cycle moved in a positive direction. Approximately 18 months later, GLB had begun operations and its stock had begun trading, and GC once again inquired whether the Partnership would have an interest in contributing its properties to GLB in exchange for securities of GLB. For the same reasons as stated above, the Partnership again declined.

         In April 1997, GLB again proposed to acquire the Partnership's properties, but this time for cash rather than securities. For this reason, and because the General Partner believed that the real estate cycle had moved in a more positive direction, it requested that GLB submit a formal offer. In May 1997, an offer was made by GLB to buy all of the real estate assets of the Partnership for $42,600,000 in cash, subject to obtaining an appraisal and a fairness opinion as to the terms and conditions of the sale from the financial point of view of the Unitholders. In June 1997, the Partnership, GLB and Glenborough Properties, L.P., GLB's operating partnership ("GPLP"), executed a letter of intent setting forth an agreement in principle on the terms and conditions of the sale. In July 1997, the Partnership received an appraisal that the fair market value of the properties to be purchased by GLB was $44,765,000. Following receipt of the appraisal, the Partnership made a counter-offer to GLB to sell the properties for a price equal to the appraised fair market value. GLB accepted the counter-offer. In September 1997, the Partnership and GPLP entered into a definitive purchase agreement for all of the real estate assets of the Partnership (the "Glenborough Agreement"). Under the terms of the agreement, GLB agreed to purchase all of the real estate assets of the Partnership (excluding accounts receivable relating to the properties existing as of the closing date or cash reserves or other similar assets of the Partnership such as prepaid expenses) for an aggregate purchase price of $44,765,000. The sales fee otherwise payable to GC in connection with the sale under its management agreement with the Partnership (entered into in 1994) was waived.

         GLB also agreed to assume all obligations of the Partnership relating to the properties, including obligations under leases. The Partnership was to bear the cost of a fairness opinion, appraisals, filing fees, legal fees and similar expenses, estimated to be approximately $310,000. The net cash proceeds from the sale of the remaining Partnership assets after payment of the Partnership's liabilities were to be distributed in liquidation of the Partnership to Unitholders along with the net proceeds of the sale (after deducting expenses of the sale and the amount of mortgage loans on the properties) and the payment by the General Partner of the amount of the General Partner's negative capital account balance. The General Partner estimated at that time that such distribution would equal approximately $340 per Unit (subject to variations from one Unitholder to another depending on the date of the Unitholder's admission to the Partnership). The consummation of the sale to GLB was subject to the satisfaction of a number of conditions, including completion of due diligence, approval of the sale by the Unitholders and receipt of a fairness opinion and appraisal (which were each satisfied).

         As part of the proposed acquisition by GPLP of the Partnership's real estate assets, and pursuant to an agreement between the General Partner and GPLP dated September 30, 1997, the General Partner agreed to contribute its general partner interest in the Partnership (the "Transfer") to GPLP, and in return GPLP agreed that the General Partner would receive $12,900 of partnership interests in GPLP. GPLP also agreed to assume and pay to the Partnership the General Partner's negative capital account obligation of $588,665 ($441,348 of which was allocated to Daniel L. Stephenson and $147,317 of which was allocated to Rancon Financial Corporation). It was also agreed that the General Partner would provide a guaranty of up to $588,665 of the mortgage debt of GPLP or one of its affiliates. The Transfer was conditioned on and was to take place concurrently with the sale of the properties.

         In November 1997, the Unitholders consented to the sale of the Partnership's real estate assets to GLB and subsequent liquidation of the Partnership with fifty-nine percent of the total outstanding Units cast in favor of such proposal. However, on December 18, 1997, the Partnership, GLB and GPLP entered into an agreement to rescind the Glenborough Agreement. As a result, the agreement for the Transfer terminated. The General Partner determined that it would be in the best interests of the Partnership to rescind the Glenborough Agreement due to greater than anticipated opposition to the timing of the sale by the Limited Partners who voted against (9% of the outstanding Units), abstained from (1% of the outstanding Units) or did not respond to (30% of the outstanding Units) the proposal and because the General Partner, sensing the beginning of positive changes in the real estate market, believed that holding the Partnership's real estate assets for an additional period of time would provide the Partnership the opportunity to possibly recognize an appreciation in the value of the real estate in the areas where the Partnership's properties are located.

         Under the terms of the rescission of the Glenborough Agreement, GLB relinquished the right to purchase the Partnership's real estate assets at such time in exchange for reimbursement by the Partnership of GLB's out-of-pocket costs and expenses incurred by GLB in connection with the original Glenborough Agreement (approximately $56,482), and the grant by the Partnership to GLB of a matching right with respect to the properties subject to the Glenborough Agreement in the event of a future sale of such properties. See "GLB Matching Right" below for a description of the terms of the matching right.

         Other Offers; Recent Sales of Properties . During April 1998, the Partnership entered into a contract to sell 38.5 acres of unimproved land in Ontario, California (the "Ontario Land") for $4,800,000. The sale was expected to close in June 1998. However, the contract was terminated due to environmental issues dealing with an endangered species, the New Delhi Sand Fly. On December 31, 1998, the Partnership sold the Ontario Land to an unaffiliated third party buyer for a purchase price of $5,500,000. After sales expenses, the Partnership realized net proceeds of approximately $5,266,000. The Partnership also owned five buildings known as Rancon Centre Ontario (the "RCO Buildings"), consisting of 245,000 square feet of leasable industrial space in Ontario, California. On January 29, 1999, the Partnership sold the RCO Buildings to an unaffiliated third party buyer. Of the total purchase price of $7,650,000, $5,715,000 is payable by a promissory note, bearing interest at the rate of 8% per annum, secured by the properties, and maturing on March 1, 2000 (with an option of the buyer to extend the maturity date to June 1, 2000). The promissory note also provides that the buyer may prepay up to, but no more than, $3,000,000 of the principal balance of the note prior to January 1, 2000, and the entire balance after such date. After sales proceeds, the Partnership realized net proceeds from the cash portion of the purchase price of approximately $1,562,000. In addition, in December 1998, the Partnership accepted an offer from an unaffiliated third party buyer to purchase the 60.14 acres of unimproved land (the "Perris (Nuevo Road) Land") located in Perris, California. Of the total purchase price of $675,000, $475,000 is payable by a promissory note, bearing interest at the rate of 6% per annum, secured by the land, and maturing on November 15, 1999. This sale closed on January 29, 1999. After sales expenses, the Partnership realized net proceeds from the cash portion of the purchase price of approximately $113,000. On January 20, 1999, a sale of the Partnership's Perris (Ethanac Road) property, consisting of approximately 24 acres of unimproved land in Perris, California (the "Perris (Ethanac Road) Land"), to an unaffiliated third party closed. The Perris (Ethanac Road) Land was sold for a total purchase price of $502,200. After sales expenses, the Partnership realized net proceeds from the sale of approximately $446,000. Since January 1, 1998, the Partnership has not received any firm offers for its properties other than the rescinded Glenborough Agreement and the sales and contemplated sales described above.

         The aggregate net proceeds from the sales of the RCO Buildings, Ontario Land, Perris (Nuevo Road) Land and Perris (Ethanac Road) Land will be distributed at the same time as the net proceeds from the Asset Sale and Dissolution or, in whole or in part, prior thereto as interim distributions. See "Distribution of Net Proceeds" below. The General Partner has waived its right to any distributions with respect to its general partnership interests resulting from the distribution of net proceeds of the sales of the RCO Buildings, Ontario Land, Perris (Nuevo Road) Land and Perris (Ethanac Road) Land.

         Reasons for the Asset Sale . The General Partner believes current market conditions are favorable for a sale of the Properties, because (i) although the markets in which the Properties are located and real estate markets in general have been proven to be volatile over time, the General Partner believes that both the market for the properties in the Tri-City Corporate Centre area and real estate markets in general have significantly improved from the most recent recession in real estate; (ii) the operations of the improved properties are relatively stable; (iii) the development of the majority of the Partnership's unimproved properties cannot be done on an economical basis for several years; and (iv) the real estate capital markets are active. In addition, the General Partner believes that demand for properties by real estate investment trusts will rebound in 1999 which, if it occurs, could enhance both the price and marketability of the Partnership's Properties. The General Partner believes that there are a significant number of potential buyers of the Properties which should help maximize the net proceeds from sales of the Properties.

         The General Partner also believes that the Partnership will benefit substantially by selling the Properties in packages of properties instead of individually. The General Partner believes that there is significant demand for packages of properties (such as separate packages of retail properties, office properties and unimproved land) in attractive areas such as the Tri-City Corporate Centre by real estate investment trusts and other real estate investors seeking to expand their portfolio of properties. Benefits of package sales also include lower apportioned sale costs and faster liquidation of the Partnership.

         The General Partner also is mindful that the Partnership has continued well beyond the period anticipated by its original investment objectives. Although the General Partner believes that 1999 represents an advantageous time for sellers of commercial properties, the General Partner believes that conditions beyond this year are less predictable. Given the uncertainty of real estate market conditions in 2000 and beyond, the General Partner does not believe the possibility of continued improvements in economic and market conditions which could produce increased cash flow and enhance the sales price of the Properties, justifies postponing the Asset Sale. In addition, to the extent Partnership properties are not sold they will continue to subject the Partnership to the risks inherent in the ownership of property such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal and local laws and regulations affecting the ownership and operation of real estate. For the foregoing reasons, the General Partner believes that it is in the best interests of the Partnership and the Unitholders to sell the Properties pursuant to the Asset Sale.

The Partnership's Properties

         As indicated above and described in greater detail under "Terms of the Asset Sale" below, the General Partner intends to sell the Properties in packages of properties (which will include properties in the Tri-City Corporate Centre owned by Fund IV). The Partnership's Properties represent approximately 78% of the total assets of the Partnership reflected on the balance sheet of the Partnership at March 31, 1999. Such Properties consist of approximately 14 acres of undeveloped land and improved properties of approximately 477,703 square feet as follows:

                                 Property           Square
            Property Name          Type             Footage              Acres
            -------------          ----             -------              -----

Income Producing
----------------
Bally's Total Fitness             Retail                 25,000            -
Carnegie Business Center II     Office/R&D               50,867            -
Lakeside Tower                    Office                112,747            -
One Carnegie Plaza                Office                107,276            -
One Parkside                      Office                 70,069            -
Outback Restaurant                Retail                  6,500            -
Santa Fe Railway Building         Office                 36,288            -
Two Carnegie Plaza                Office                 68,956            -
                                                         ------
                                               Total:   477,703
Land
Three Carnegie                     Land                     -             1.07
East Lake Office                   Land                     -             0.58
West Lake Office                   Land                     -             0.54
Brier Business Center II           Land                     -             5.20
East Lake Restaurant               Land                                   0.27
Harriman Plaza                     Land                     -             1.57
South Palm Court Pad 3             Land                     -             0.58
Two Parkside                       Land                     -             0.63
West Lakeside Tower                Land                     -             2.09
East Lakeside Tower                Land                     -             1.66
                                                                          ----
                                                                  Total: 14.19

Terms of the Asset Sale

         As of the date hereof, the Partnership has not entered into any agreement or understanding for the sale of any of the Properties although, as described below under "GLB Matching Right," GLB has a right to match any offer for the Properties that the Partnership otherwise intends to accept. If the Asset Sale and Dissolution Proposal is approved, the General Partner will be authorized to sell the Partnership's Properties, in one or a series of (related or unrelated) transactions, on such terms as are negotiated by the General Partner. Upon approval of the Asset Sale and Dissolution Proposal, the General Partner will use its best efforts to accomplish a sale or sales of the Properties upon terms and conditions which the General Partner deems consistent with obtaining fair values for the Properties.

         The General Partner currently intends to group the Properties into two or more packages of properties and then solicit separate bids from qualified potential purchasers for each package, accepting the best offer received (with the next highest offer reserved as a back-up offer). The General Partner may also accept bids for multiple packages or for all of the packages. The General Partner anticipates that Properties will be grouped in packages consisting of similar types of properties, such as separate packages consisting of retail properties, office properties, and unimproved land. To enhance the value of the packages and maximize the proceeds from the sales, the packages will include parcels in the Tri-City Corporate Centre which are owned by Fund IV, a partnership sponsored by the General Partner of the Partnership. The parcels in the Tri-City Corporate Centre owned by Fund IV consist of approximately 23 acres of undeveloped land and ten rental properties consisting of approximately 451,903 square feet. Based upon appraisals conducted by CB Richard Ellis, Inc. in the same manner as the appraisals of the Partnership's Properties (as described under "FAIRNESS OF THE ASSET SALE AND DISSOLUTION - Appraisals of Properties" below), the market value of the leased fee interests or fee simple interests in such properties as of January 1999 is $44,395,000 (compared to $42,406,000 for the Partnership's Properties). Bidders for any package of properties containing the Partnership's Properties and Fund IV properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sales) will be apportioned between the two partnerships based upon such allocation. A condition to sales of the Properties will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals. See "FAIRNESS OF THE ASSET SALE AND DISSOLUTION - Appraisals of Properties."

         As described under "Certain Information Regarding GLB" below, under an existing agreement with the Partnership, GC is entitled to transaction fees upon the sale of the Partnership's Properties -- 4% on the sale of the unimproved land, and 2% upon the sale of the buildings or improved land. GC has agreed to waive these fees for any of the Partnership's Properties that are sold to GLB. If GLB decides to bid for any of the Properties, the Partnership will take into account such waiver in determining the highest offers. Thus, for the sale of a given Property, it is possible that GLB may offer a lower purchase price than a third party, and yet the Partnership would receive greater net cash proceeds from the GLB sale because no transaction fee would be paid to GC. In such a case, the General Partner may elect to accept GLB's offer rather than the third party offer based on the greater net proceeds to the Partnership, even though the gross purchase price offered by GLB is less than that of the third party.

         The Properties will be sold as soon as practicable (consistent with obtaining fair values for the Properties). The General Partner's current goal is to complete the sale of the Properties within approximately six months after consent to the Asset Sale and Dissolution Proposal has been obtained. However, the time in which it takes to sell all of the Properties could be longer than anticipated as a result of several reasons, including any delays in marketing the Properties or closing sales of the Properties, or the inability to sell Properties for their appraised values as reflected in the January 1, 1999
appraisals  of  CBRE.  See  "RISK  FACTORS   RELATING  TO  THE  ASSET  SALE  AND
DISSOLUTION."

         Although many of the actual terms of the sale of the Properties cannot be determined at present, the General Partner currently anticipates that most of the Properties will be sold in exchange for cash. However, the General Partner also anticipates that some Properties (primarily some of the Properties for which the Partnership will realize net income upon sale) will be sold on the installment basis (also sometimes referred to as "seller financing"), under which a portion of the sales price will be received in the year of sale with subsequent payments paid in subsequent periods (presently anticipated to be in 2000 or 2001). The obligation of the buyer to pay such installments will be evidenced by a promissory note or notes of the buyer in favor of the Partnership, with terms currently anticipated to range from approximately six to eighteen months and with the notes secured by mortgages on the Properties sold to the buyer. In the event seller financing is granted to the buyer, the full distribution to the Unitholders of the net proceeds of such a sale will be delayed until the related promissory notes are paid at maturity, sold, refinanced or otherwise paid by the buyer. As the Partnership will not be dissolved until ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, then generally the longer the term of any installment sale, the longer it will be before the Partnership is dissolved. Prior to completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends, but is not obligated, to make interim distributions, from time to time, of all or a portion of the net proceeds from sales of the Properties. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

         Subject to the conditions described above, there can be no assurance as to the prices at which the Properties can be sold or disposed of, or as to the amount of net proceeds that will be available for distribution. See "Distribution of Net Proceeds" and "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION." The Appraisals reflect CBRE's valuation of the real estate portfolios of the Partnership as of January 1, 1999 in the context of the market conditions existing as of such date and the information available on such date. The Partnership does not intend to obtain any updated appraisals at the time of any actual sale of the Properties. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION -- No Obligation to Update January 1999 Appraisals."

         As described below under "GLB Matching Right," GLB has a right to match offers for the Properties.

         The Partnership has retained Cushman & Wakefield as listing broker for the Properties. The listing broker for the Properties is entitled to receive from the Partnership a fee equal to one percent of the gross purchase price paid by a buyer for properties subject to its listing agreement. However, if GLB exercises its matching right to purchase a listed property, the fee relating to such property will be only one-half of one percent of the gross purchase price if the property is sold within sixty days of the property first being marketed and three-quarters of one percent if the property is sold thereafter.

Abandonment; Certain Events Requiring Resolicitation or Subsequent Approval

         Even if consent to the Asset Sale and Dissolution Proposal is obtained from the Unitholders, the General Partner reserves the right, in its sole discretion, to thereafter abandon the Asset Sale and Dissolution. For example, the General Partner may choose to abandon the Asset Sale and Dissolution in the event of changes in the general economy or real estate markets.

         In certain circumstances as hereafter described, the Partnership will also resolicit consents from the Unitholders or submit certain sales of Properties to the Unitholders for their approval. If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal. If during the solicitation of consents from the Unitholders to this Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having solicited bids for the purchase of any of the Properties, the Partnership determines that the amount of distributions resulting from the Asset Sale and Dissolution will be materially less than the estimate set forth in this Statement, the Partnership will supplement this Statement or resolicit consents, as applicable.

         The Properties will not be sold to any affiliates of the Partnership or of the General Partner. In the event the Partnership later determines that a sale of any of the Properties to an affiliate of the Partnership or the General Partner is in the best interests of the Partnership, such sale will be submitted to the Unitholders for their approval. In the event that the Partnership is unable to sell a Property for a purchase price at least equal to the appraised value of such Property being sold as reflected in the Appraisals and the Partnership desires to sell the Property for a lesser price, the Partnership will submit such sale to the Unitholders for their approval. Notwithstanding the foregoing, any other sales of Property which are to third party buyers not affiliated with the Partnership or the General Partner and can be made for a purchase price at least equal to the appraised value of such Property as reflected in the Appraisals shall be unaffected by such submission to the Unitholders of a proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner). Any such submission to Unitholders of a proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) will likely delay consummation of the Asset Sale and Dissolution of the Partnership and could prevent complete consummation of the Asset Sale and consummation of the dissolution if such proposed Property sale for less than the appraised value (or to an affiliate of the Partnership or the General Partner) which is submitted to the Unitholders is not approved. In addition, any such submission to Unitholders (even if the matter being submitted is approved) will likely result in the distribution to Unitholders of aggregate distributions from the Asset Sale and Dissolution of less than the Partnership's estimate of $459 per Unit, as a result of, among other things, the proposed sale for which approval is sought being for less than the appraised value of the Property proposed to be sold as reflected in the Appraisals, the costs and expenses of such submission, and any operating loss of the Partnership during any delay occasioned by such submission to the Unitholders.

GLB Matching Right

         In 1997, the Partnership, GLB and GPLP entered into an agreement granting to GLB a right to match offers for the purchase of the Partnership's Properties. See "Background and Reasons for the Asset Sale," above. Pursuant to the right of first refusal, the Partnership agreed that if it decided to sell all or any portion of the properties, it would do so by requesting multiple party offers. Upon the Partnership's decision to accept an offer for the purchase of the properties, the Partnership is required to give prompt written notice to GLB of the price and other terms and conditions of the offer upon which it is willing to sell the properties. GLB has ten days after receipt of the Partnership's written notice to accept or reject the purchase price and other terms and conditions of the sale. If GLB exercises its matching right and agrees to purchase the properties at the specified price and on the other terms and conditions, the Partnership and GLB must promptly execute a purchase agreement which is to contain a reasonable feasibility study period for GLB. If, on the other hand, GLB notifies the Partnership that it does not intend to exercise its matching right or fails to respond within the ten day period, then the Partnership has the right to sell the properties to the third party offerer on the identical terms and conditions as set forth in the Partnership's notice to GLB. If GLB does not exercise its matching right and the Partnership subsequently changes the terms and conditions upon which it will sell the properties, then the Partnership is required to submit written notice to GLB of the new terms and conditions and GLB has a matching right to purchase the properties upon such terms and conditions. This matching right applies to the Properties.

         As described under "Certain Information Regarding GLB" below, GC, although entitled to transaction fees upon the sale of the Partnership's Properties (4% on the sale of unimproved land, and 2% upon the sale of buildings or improved land), has agreed to waive these fees for any of the Partnership's Properties that are sold to GLB. As a result, for the sale of a given Property, it is possible that GLB may offer a lower purchase price than a third party, and yet the Partnership would receive greater net cash proceeds from the GLB sale because no transaction fee would be paid to GC. Therefore, GLB and the Partnership have agreed that GLB will have matched the purchase price component of a third party offer, if the purchase price to be paid by GLB equals or exceeds the purchase price offered by the third party, net of the transaction fees that would be payable to GC.

         GLB waived its matching right with respect to the December 1998 sale of the Ontario Land and the January 1999 sales of the RCO Buildings, the Perris (Nuevo Road) land, and the Perris (Ethanac Road) land. There can be no assurance that GLB will waive its matching right with respect to any future sale of the Properties.

Certain Information Regarding GLB

         GLB is a Maryland corporation, with an address at 400 South El Camino Real, San Mateo, California 94402-1708; telephone number: 650-343-9300. GLB is a self-administered and self-managed REIT with a diversified portfolio of properties including industrial, office, multi-family, retail and hotel properties. In addition, two associated companies of GLB (including GC) manage similarly diversified portfolios. Combined, the portfolios encompass approximately 28.8 million square feet and are spread among 24 states throughout the country.

         As described under "Background and Reasons for the Asset Sale," the Partnership has an agreement with GC, as successor by merger to GIRC, which provides that GC is to provide partnership administration, asset administration and property management services to the Partnership. Under its contract with GC, the Partnership pays GC a specified asset administration fee, which is fixed for five years (until December 31, 1999) subject to proportionate reduction in the year following the sale of any asset (the fee equals $759,000 for 1999). Under its contract with GC, the Partnership also pays GC: (i) sales fees of 2% for improved properties and 4% for land (which are payable in connection with the Asset Sale); (ii) a refinancing fee of 1% and (iii) management fees equal to 5% of gross rental receipts. The Partnership also reimburses GC for its expenses incurred in connection with providing its services to the Partnership. As part of this agreement, GC performs certain responsibilities for the General Partner of the Rancon Partnerships, and Rancon Financial Corporation agreed to cooperate with GC should GC attempt to obtain a majority vote of the limited partners to substitute itself as the General Partner of the Rancon Partnerships.

         Under its contract with the Partnership, GC was entitled to liquidated damages of $2,120,349 if the contract was terminated by the Partnership prior to January 3, 2000. In August 1998, GC agreed to waive its right to such liquidated damages in exchange for the agreement of the Partnership that from such date through December 31, 1999, the Partnership will pay to GC asset administration fees and management fees (regardless of whether the Partnership sells any of its Properties during such time) in an amount equal to the greater of (a) the amount of asset administration fees and management fees in effect as of August 1998 (an asset administration fee equal to $68,304 per month and a monthly management fee equal to the actual property management fees for the period January 1, 1998 through June 30, 1998 multiplied by two) reduced only for such asset administration fees and management fees, respectively, as are applicable to Rancon Centre Ontario, and only if such property was sold prior to December 31, 1999, or (b) the amount payable under the terms of the contract between GC and the Partnership.

         For the years ended December 31, 1996, 1997 and 1998, GC was paid aggregate fees of $1,470,469, $1,321,328 and $1,526,190, respectively, by the Partnership pursuant to such agreement. In addition, for the years ended December 31, 1996, 1997 and 1998, GC had expenses of $315,262, $301,887 and
$291,805, respectively, reimbursed by the Partnership pursuant to such agreement. The Partnership currently estimates that for 1999 it will pay GC sales fees of approximately $1,116,000 (assuming the Properties are sold for the values reflected in the Appraisals), management fees of $352,969, asset administration fees of $860,360, and no refinancing fees, although the actual amount of the sales fees may be materially different from such estimate depending on the actual amount for which the Partnership's Properties are sold.

         Neither GLB, GC or GPLP is an affiliate of the General Partner or the Partnership.

Effect of the Asset Sale; Dissolution

         In accordance with the Partnership Agreement, ninety days following the sale of all of the Properties and the receipt in cash of the proceeds thereof, the Partnership will be terminated and dissolved, and the Partnership intends to wind up its affairs as soon thereafter as possible. The Partnership currently estimates that all the Properties will not be sold and all the proceeds from such sales received prior to at least early 2000, and potentially not until 2001. See "Terms of the Asset Sale" above. There can be no assurance, however, that the sale of all of the Properties and the receipt of all the proceeds from such sales will take place in accordance with such estimated time frame. It is possible that it will take more time than was initially estimated to sell all of the Properties and receive all of the proceeds from such sales, including all proceeds from installment sales. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION."

Distribution of Net Proceeds

         In connection with the sale of the Partnership's Properties and the termination, dissolution and winding up of its affairs, the Partnership intends to distribute to Unitholders (A) the net proceeds of the sale of the Properties after deducting the expenses of the sale, repaying any Property Loans, and payment of certain fees (including applicable fees to GC (see "Certain Information Regarding GLB") and fees to any listing brokers (see "Terms of the

Asset Sale")), and (B) the net proceeds, if any, from the disposition (or realization) of any remaining Partnership assets (such as accounts receivable) after payment of and provision for all Partnership liabilities. The timing of the distribution of any net proceeds from sales of the Properties will depend on when sales of the Properties can be completed (including the receipt of the proceeds from such sales) and the Partnership dissolved, which cannot be predicted with certainty. There is no current agreement or understanding with any third party to sell or dispose of any of the Properties. Under the Partnership Agreement, the Partnership is to make annual (on or before the last day of October of the fiscal year following the fiscal year such cash is received by the Partnership), or more frequent distributions of cash from the sale of properties. Given the time needed to solicit consents to the Asset Sale and Dissolution Proposal, market the Properties, and close the sale of the Properties, and given that the Partnership anticipates that all or a portion of the purchase price for some Properties will be paid with promissory notes of the buyers in favor of the Partnership with terms currently anticipated to range from approximately six to eighteen months, the Partnership does not presently anticipate that the sale of all of the Partnership's Properties will be consummated and all of the cash proceeds thereof received by the Partnership prior to at least early 2000, and potentially not until 2001. Prior to completion of the sale of all of the Properties and the receipt in cash of the proceeds thereof, the General Partner currently intends, but is not obligated, to make interim distributions, from time to time, of all or a portion of the net proceeds from sales of the Properties. The General Partner also intends to distribute in 1999 the net proceeds received by the Partnership from the sale of the RCO Buildings, Ontario Land, Perris (Nuevo Road) Land and Perris (Ethanac
Road) Land.

         All distributions are subject to the following: (i) distributions may be restricted or suspended for limited periods when the General Partner determines in its absolute discretion that it is in the best interests of the Partnership; and (ii) all distributions are subject to the payment of Partnership expenses and maintenance of reasonable reserves for debt service, alterations, improvements, maintenance, replacement of furniture and fixtures, working capital and contingent liabilities. Pending distribution to the Partners, any net proceeds of sales of the Properties will be held by the Partnership in government securities and interest-bearing accounts.

         Net proceeds available for distribution from the Asset Sale and Dissolution (and net proceeds available for distribution from the sales of the RCO Buildings, Ontario Land, Perris (Nuevo Road) Land) and Perris (Ethanac Road) Land will be distributed to the Unitholders in proportion to and to the extent of the positive balances of their capital accounts determined as of the date of distribution and after making the allocations of Partnership net income and Partnership net loss to such date. Assuming the Asset Sale and Dissolution is consummated, the General Partner will not receive any of the net proceeds from sale of the Properties (or from the sale of the RCO Buildings, Ontario Land, Perris (Nuevo Road) Land or Perris (Ethanac Road) Land) or upon dissolution with respect to its general partnership interests. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES" below. Unitholders who sell their Units prior to declaration of a distribution will not be entitled to receive any such subsequent distributions, as distributions will only be made to holders of Units in accordance with the Partnership Agreement.

         As indicated above under "Terms of the Asset Sale," a condition to sales of the Properties will be that the price at which the sale of such Properties is made shall at least equal the appraised value of the Properties being sold as reflected in the Appraisals.

         Assuming, for purposes of illustration, that all the Partnership's Properties are sold for an aggregate sales price for the Properties equal to their appraised market values as of January 1, 1999 reflected in the Appraisals, the Partnership will receive approximately $42,406,000 in consideration.

         The consideration to be received by the Partnership from the sale of the Properties will be reduced by the amount required to repay the Property Loans.

         As of March 31, 1999, the aggregate outstanding balance of the Property Loans (principal and accrued interest) was approximately $13,461,481. As a result, assuming the Properties are sold for their appraised values as of January 1, 1999, the Partnership will receive approximately $28,944,519 in consideration after repayment of any Property Loans.

         Assuming the foregoing aggregate proceeds of $28,944,519 from the sale of the Properties after deducting the repayment of any Property Loans, and assuming $18,784,000 in aggregate proceeds from the disposition (or realization) of any remaining Partnership assets after payment of and provision for all Partnership liabilities (based on the net assets of the Partnership (other than investments in real estate) as of March 31, 1999), the General Partner believes that an aggregate of approxi-mately $47,729,000 (the "Estimated Net Proceeds") of the foregoing amounts would be available for distribution, prior to the costs and expenses of the Asset Sale and Dissolution.

         Assuming that the costs and expenses of the Asset Sale and Dissolution (including, for example, sales fees, asset administration fees and management fees to be paid to the Partnership's asset and property manager, Glenborough Realty Trust Incorporated, and accounting fees) equal 8% of the aggregate sales price of the Properties, the General Partner believes that an aggregate of approximately $44,337,000 (the "Estimated Net Distributable Cash") of the Estimated Net Proceeds would be available for distribution to the Unitholders as a result of the Asset Sale and Dissolution.

         Assuming Estimated Net Distributable Cash of $44,337,000, and by dividing this amount by the number of Units issued and outstanding as of the record date, the General Partner currently estimates that the Unitholders would receive out of the Estimated Net Distributable Cash approximately $459 per Unit.

Although the Estimated Net Distributable Cash takes into account an estimate of the sales and dissolution costs to the Partnership, the Estimated Net Distributable Cash does not otherwise take into account any operating income (such as rental income) or certain operating expenses of the Partnership for any period after March 31, 1999 and prior to the time the Properties are sold and the Partnership dissolved, which is likely to affect the amount of Net
Distributable Cash actually available for distribution to the Unitholders. Assuming consummation of the Asset Sale and Dissolution, the General Partner will not receive any of the net proceeds from sales of the Properties or upon dissolution with respect to its general partnership interests.

     There can be no assurance as to the timing or amount, if any, of any distributions of net proceeds to the Unitholders. The discussion above contains forward-looking statements. There can be no assurance that any sale or sales of the Properties will be consummated or that any of the foregoing estimates will be realized, including that $459 per Unit will be the actual aggregate amount distributed to Unitholders as a result of the Asset Sale and Dissolution. Unitholders, in determining whether to consent the Asset Sale and Dissolution Proposal, are cautioned not to attribute undue certainty to the foregoing estimates, which are based on a variety of assumptions relating to the Properties, general business and economic conditions and other matters. The amount of the proceeds from the sale of the Properties, the estimated amount to be distributed to Unitholders, and the date prior to which consummation of the sale of the Properties and receipt in cash of the proceeds thereof is not anticipated to occur are based on the Partnership's current estimates and are subject to various and significant uncertainties, many of which are beyond the Partnership's control, that could cause the actual results to differ materially from the Partnership's expectations. A number of such uncertainties are described under "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION -- Estimates, Including Estimate of the Aggregate Distributions to be Received by Unitholders as a Result of the Asset Sale and Dissolution, May Not be Realized." THE ACTUAL DISTRIBUTIONS TO BE RECEIVED BY UNITHOLDERS FROM THE ASSET SALE AND DISSOLUTION OF THE PARTNERSHIP COULD, FOR THE FOREGOING REASONS, VARY MATERIALLY, FROM THE ABOVE ESTIMATE PER UNIT, AND MAY BE SUBSTANTIALLY LESS. In certain circumstances, such as if the Properties are sold for prices in excess of their appraised values, or if the costs and expenses of the Asset Sale and Dissolution are less than currently estimated by the General Partner, the actual distributions to be received by Unitholders from the sale of the Properties and dissolution of the Partnership could exceed the above estimate. See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION" and "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES." If the Partnership determines at any time prior to Dissolution that the amount of distributions resulting from the Asset Sale and Dissolution will be more than ten percent less than the estimate set forth in this Statement, the Partnership will provide to Unitholders an informational supplement to this Statement. If the Partnership makes such determination during this Solicitation of consents from Unitholders to the Asset Sale and Dissolution Proposal or after consent to this proposal has been obtained but prior to the Partnership having obligated itself to sell any of the Properties (e.g., through acceptance of bids, entering into sales agreements or otherwise), the Partnership will also resolicit consents to the Asset Sale and Dissolution Proposal.

     The Partnership has made the following distributions since its inception:

                                                      Weighted
                                                    Average Number Distributions
                                                      of Limited        Per
           General                                  Partnership       Limited
           Partners   Limited Partners   Total         Units        Partnership
Year     Distributions Distributions Distributions  Outstanding        Unit
----     ------------- ------------- -------------  -----------    ------------

1986        $ 6,000    $   50,000    $   56,000      15,436        $   3.24
1987         40,000       360,000       400,000      41,130            8.75
1988         79,000     1,859,000     1,938,000      63,711           29.18
1989        112,000     2,052,000     2,164,000      99,918           20.54
1990        191,000     2,041,000     2,232,000     100,000           20.41
1991        227,000     2,041,000     2,268,000     100,000           20.41
1992              -             -             -      99,973               -
1993              -             -             -      99,916               -
1994              -             -             -      99,852               -
1995              -             -             -      99,783               -
1996              -             -             -      99,767               -
1997              -             -             -      99,767               -
1998              -             -             -      96,548               -
1999
(through          -             -             -      96,442               -
 May 31,
1999)       -------     ---------
Totals     $655,000    $8,403,000    $9,058,000
           ========    ==========    ==========


Operation of the Properties Prior to the Asset Sale

     Prior to any sale of the Properties, the Partnership currently intends to operate and maintain such Properties in substantially the same manner as they have been operated and maintained prior to the date hereof.

Regulatory Requirements

     There are no federal or state regulatory requirements which must be complied with, nor are there any such governmental consents or approvals that must be obtained, other than the approval of the Unitholders solicited by this Statement, in connection with the Asset Sale. There are certain regulatory requirements under the laws of the State of California which must be complied with in connection with the dissolution of the Partnership, principally the winding up of the affairs of the Partnership. A Certificate of Dissolution and a Certificate of Cancellation (canceling the Partnership's Certificate of Limited Partnership) shall be filed with the Secretary of the State of California in accordance with the California Uniform Limited Partnership Act. These regulatory requirements will be complied with at the time of the dissolution.

Accounting Treatment

     The consent of the Unitholders to the Asset Sale and Dissolution Proposal will not impact the accounting treatment applied to the Partnership in its financial statements prepared in accordance with generally accepted accounting principles. The Partnership will classify as "held for use" or "held for future development," all of its operating and undeveloped properties until such time as an acceptable buyer is identified and an offer which is reasonably assured of consummation is obtained. At that time, the Partnership will reclassify the appropriate portions of its assets to "held for sale," and depreciation will be discontinued.

     The Partnership performs periodic reviews of the carrying value of its assets to consider changing market conditions and changing plans for its various properties. As in prior periods, the Partnership may make additional adjustments to the carrying value of certain assets to reflect estimated fair value prior to the sale of a particular property, if conditions so warrant.

     When the sale price and timing of the last property disposal is reasonably determinable, the Partnership will adopt liquidation basis accounting in that quarter. At that time, all assets and liabilities will be adjusted to their settlement amounts and an amount to be distributed to the Unitholders upon liquidation will be estimated.

Failure to Approve the Asset Sale and Dissolution Proposal

     If the Unitholders fail to approve the Asset Sale and Dissolution Proposal, the Partnership will continue to operate the Properties and attempt to sell such properties in single or multiple sales and develop properties it deems developable and would improve the Partnership's return on investment. Any such sale or sales will generally not require approval of the Unitholders unless it involves the sale of all or substantially all of the assets of the Partnership (as defined in the Partnership Agreement) in a single sale or in multiple sales in the same 12-month period (other than in the liquidation and winding up of the business of the Partnership upon its termination or dissolution). See "RISK FACTORS RELATING TO THE ASSET SALE AND DISSOLUTION."

                   FAIRNESS OF THE ASSET SALE AND DISSOLUTION

General Partner Recommendation

     Daniel L. Stephenson, as the individual general partner and as the Director of Rancon Financial Corporation has approved the Asset Sale and Dissolution Proposal, and directed that the Asset Sale and Dissolution Proposal be submitted to the Partnership's Unitholders for consent with the recommendation that Unitholders consent. In considering whether to submit the Asset Sale and Dissolution Proposal to the Unitholders, the General Partner considered the alternatives to a sale of the Partnership's Properties and dissolution of the Partnership. The primary alternative is for the Partnership to continue to operate the Properties in substantially the same manner as it has in the past and to attempt to sell such Properties in single or multiple sales and develop the Properties it deems developable and which would improve the Partnership's return on investment. As indicated below, the General Partner believes, however, that current market conditions are favorable for a sale of the Properties. The General Partner also considered other factors in rejecting the alternative of continuing to operate the Properties and instead proposing the Asset Sale and dissolution. The principal factors taken into consideration in approving the Asset Sale and Dissolution Proposal and in recommending that Unitholders consent to the Asset Sale and Dissolution Proposal were:

     (i) A condition to any sale or sales of the Properties is that the purchase price at least equal the appraised value of the Properties being sold as reflected in the Appraisals;

     (ii)The Asset Sale, Dissolution of the Partnership and distribution of net proceeds will result in an accelerated return of capital to the Unitholders;

     (iii) The fact that the Properties have been held longer than their originally anticipated holding period;

     (iv)The purchase price for the sale of the Properties will be achieved by soliciting bids from multiple unaffiliated third parties and/or by arms' length negotiations with unaffiliated third parties;

     (v) To the extent Partnership properties are not sold they will continue to subject the Partnership to the risks inherent in the ownership of property such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal and local laws and regulations affecting the ownership and operation of real estate;

     (vi)The General Partner's belief that current market conditions are favorable for a sale of the Properties because (i) although the markets in which the Properties are located and real estate markets in general have been proven to be volatile over time, the General Partner believes that both the market for the properties in the Tri-City Corporate Centre area and real estate markets in general have significantly improved from the most recent recession in real estate; (ii) the operations of the improved properties are relatively stable;
(iii) the development of the majority of the Partnership's unimproved properties cannot be done on an economical basis for several years; and (iv) the real estate capital markets are active. In addition, the General Partner believes that the demand for properties by real estate investment trusts will rebound in 1999 which, if it occurs, could enhance both the price and marketability of the Partnership's Properties. The General Partner believes that there are a significant number of potential buyers of the Properties which should help maximize the proceeds from sales of the Properties. Although the General Partner believes that 1999 represents an advantageous time for sellers of commercial properties, the General Partner believes that conditions beyond this year are less predictable; and

     (vii) The level of distributions to the Unitholders (which have been lower than originally anticipated).

     The primary disadvantages of disposing of the Properties pursuant to the Asset Sale and Dissolution Proposal are as follows:

     (i) There can be no assurance that the Asset Sale and Dissolution will result in greater returns to Unitholders than a continuation of the Partnership. With respect to the Partnership's Properties, as a result of the Asset Sale and Dissolution, the Partnership will not benefit from possible improvements in economic and market conditions which could produce increased cash flow and enhance the sales price of the Properties; and

     (ii)Unitholders who purchased their Units during the initial public offering of the Units may not receive aggregate distributions, including distributions from the Asset Sale, equal to the money that they originally invested in the Partnership. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Distribution of Net Proceeds" and "CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION."

     FOR THE FOREGOING REASONS, THE GENERAL PARTNER OF THE PARTNERSHIP HAS APPROVED THE ASSET SALE AND DISSOLUTION PROPOSAL, BELIEVES THAT THE ASSET SALE AND DISSOLUTION PROPOSAL IS IN THE BEST INTERESTS OF THE UNITHOLDERS, AND RECOMMENDS THAT UNITHOLDERS CONSENT TO THE ASSET SALE AND DISSOLUTION PROPOSAL.

Appraisals of Properties

     In determining the fairness of the Asset Sale and Dissolution Proposal, the General Partner has relied in part upon appraisals (a summary of which is attached hereto as Appendix A and incorporated herein by this reference) prepared by an independent appraiser CB Richard Ellis, Inc. ("CBRE") to establish the fair market value ("Appraised Value") of the Properties. As indicated under "THE ASSET SALE AND DISSOLUTION PROPOSAL - Terms of the Asset Sale," a condition to the sale of the Properties will be that the price at which the sale is made shall at least equal the appraised value of the Properties being sold as reflected in the CBRE Appraisals. CBRE also appraised the properties in the Tri-City Corporate Centre owned by Fund IV. Such appraisals were conducted using the same methodology and are subject to the same assumptions, limitations and qualifications as described below for the
Partnership's Properties. In preparing the Appraisals, CBRE was engaged to determine the fair market value of the Properties without taking into account the specific financial interest of any person. CBRE's Appraisals were certified by MAI appraisers who were employees of CBRE. The General Partner believes that the use of a single independent appraiser, applying consistent methodology and criteria in assessing the value of the Partnership's Properties, increased the likelihood that the value of such assets would be determined on a fair, consistent and unbiased basis.

     Selection and Qualifications of Appraiser . In April 1998, the General Partner sought proposals from three different institutional appraisers, and selected CBRE primarily on the basis of cost and reputation. CBRE has provided information, research, investment banking, consulting and real estate brokerage services to clients located throughout the United States, including financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions. CBRE's appraisal services division was formed in 1944 and its practice principally involves real estate partnerships, real estate partnership securities and real estate assets typically owned through partnerships. CBRE has substantial experience and expertise in assessing the value of real estate, having prepared real estate appraisals for over 54 years.

     CBRE was originally engaged to provide the Appraised Values of the Properties as of June 1, 1998. After receipt by the Partnership of such appraisals, the Partnership requested that CBRE also update the appraisals of the Tri-City Properties (primarily by resurveying the applicable real estate markets) to establish their fair market values as of January 1, 1999.

     Summary of Methodology . Appraisers typically consider three approaches to value: the market data or sales comparison approach, the income approach and the cost approach. The market data or sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market. The income approach involves an economic analysis of the property based on its potential to provide future net annual income. The cost approach involves an economic analysis of the cost to produce a substitute property with equivalent utility.

     Pursuant to the request of the Partnership, the Appraisals were performed using the income approach and the sales comparison approach for income-producing properties. Only the sales comparison approach was used for properties consisting of unimproved land ("Land"), since the income approach is typically not used by buyers of such property. The Properties were appraised by CBRE in accordance with the Uniform Standards of Professional Appraisal Practice
("USPAP"). The Appraisals are "limited appraisals" as defined by the USPAP, because CBRE excluded the cost approach and abbreviated the sales comparison approach. The cost approach, although considered, was not used by CBRE for any Properties because (i) CBRE believes the cost approach is generally not deemed a reliable indicator of value due to the imprecise nature of estimating accrued depreciation affecting improvements, and (ii) CBRE determined that participants in the real estate market in the areas where the Partnership's Properties are located are not generally relying on such method in buying, selling or investing in real property. Properties were appraised by CBRE individually and not as groups or packages of Properties.

     Valuation   Methodology  -  Improved   Properties  Income  Approach. CBRE's
     --------------------------------------------------------------------
valuation has been based in part upon information supplied to it by GC, as the manager of the Properties and the Partnership, including but not limited to: rent rolls, building reports; lease information; financial schedules of current lease rates, income, expenses, cash flow and related financial information;
property descriptive information; prior appraisals; and, where appropriate, proposed sales terms, sales agreements and supporting documentation. CBRE relied upon such information and assumed that the information provided by GC and the Partnership was accurate and complete and did not attempt to independently verify such information.

     CBRE also interviewed and relied upon GC's management personnel to obtain information relating to the condition of each property subject to the Asset Sale, including any deferred maintenance, capital budgets, environmental conditions, status of on-going or newly planned property additions, reconfiguration, improvements, and other factors affecting the physical condition of the property improvements. CBRE also interviewed GC's management personnel regarding competitive conditions in property markets, trends affecting the properties subject to the Asset Sale, certain lease and financing factors, and historical and anticipated lease revenues and expenses. CBRE also reviewed historical operating statements for each of the Properties subject to the Asset Sale.

     Based on the lease and market rent analysis, rental revenue projections were developed for each income-producing property subject to the Asset Sale based on the terms of existing leases and based on analysis of market rents and historical rents achieved at the property).

     Expenses were analyzed based upon a review of 1996, 1997 and/or 1998 (through October 31, 1998) actual expenses. CBRE also reviewed, among other things, data on expenses for comparable properties appraised by CBRE. In addition, CBRE consulted with CB Richard Ellis Property Managers, an affiliate of CBRE engaged in property management. Inflation and growth rates were estimated by CBRE based on those assumptions typically used by buyers and sellers in the local marketplace, which were derived, in part, from published surveys of real estate brokers and investors.

     CBRE considered two methods to determine valuation under this income approach - a direct capitalization method and a discounted cash flow method.
Direct capitalization is a method used to convert a single year's estimated stabilized net operating income into an indication of value. Under this method, the income producing capacity of a property on a stabilized basis is determined by estimating market rent from comparable rentals, making deductions for vacancy and collection losses and building expenses, and then capitalizing the net income at a market-derived rate to yield an estimate of value. In determining an overall capitalization rate, CBRE reviewed overall capitalization rates indicated by comparable sales and published surveys of brokers, investors and other real estate market participants. CBRE also interviewed various commercial real estate brokers. Net operating income was capitalized at a capitalization rate as estimated in accordance with the comparable sales transaction data. Under the discounted cash flow method, periodic cash flows (consisting of net income less leasing commissions and applicable reserves per period) and a reversionary value, if any (based on an assumed sale at the end of the holding period, estimated for such purpose by capitalizing the following year's net operating income), after deducting appropriate sales expenses, are estimated and discounted to present value. Distinct discount rates were applied to the operating cash flow projections and the reversionary values. The discount rates employed were based on target rates of return and capitalization criteria used by commercial property investors. CBRE derived this information, in part, from published surveys of brokers, investors and other real estate market participants.

     Valuation  Methodology - Improved  Properties - Sales Comparison Approach .
     ---------------------------------------------------------------------------
Based upon actual and proposed sales transactions identified in the respective Properties' region, indices of value for the Properties were derived considering the respective Properties' age, location and other factors. The indices of value primarily included price per square foot. Adjustments were applied to the indices of value derived from the comparable sales transactions. The indices of value were applied to the Properties to estimate value in accordance with the sales comparison method. Price per square foot as estimated by reference to comparable sales transactions was multiplied by the rentable square footage of the respective Properties to derive an estimate of value.

     Valuation  Methodology - Unimproved  Land.  Since certain of the Properties
     ------------------------------------------
are Land, CBRE has estimated the value of the fee simple interest in the Land based on the sales comparison approach (and has not utilized the income or cost approaches to valuation).

     The sales comparison approach utilizes indices of value derived from actual or proposed sales of comparable properties to estimate the value of the subject Land. For land valuations, a unit of comparison typically analyzed for similar properties, price per square foot of land, was utilized in applying the sales comparison approach to the subject property.

     In conducting the property valuation, representatives of CBRE performed site inspection of the Land properties in May and June 1998. In the course of each Land property site visit, the information on the local market was gathered. Information gathered during the site inspection was supplemented by a review of published information concerning economic, demographic and real estate trends in the subjects' market.

     Based upon actual and proposed land sales transactions identified in the respective Land's region, indices of value for the Land were derived considering the respective location and other factors. The indices of value included price per square foot of land which were applied to the separate Land parcels to estimate value in accordance with the sales comparison method. Price per square foot as estimated by reference to comparable sales transactions was multiplied by the total square footage of the respective Land parcels to determine an estimate of value for the unimproved Land.

     CBRE in evaluating price per square foot considered the highest and best use of the Land parcels as though vacant as (i) the Brier Business Center II be held for future development of industrial/research and development uses and (ii) the remainder of the Land parcels be held for future development of commercial uses.

     Conclusions as to Value . Based upon the review as described above, it is CBRE's opinion that the market value of the leased fee interests or fee simple interests in the Properties as of January 1, 1999 is:

           Property Name                                       Value
           -------------                                       -----

           Bally's Total Fitness                       $  3,700,000
           Carnegie Business Center II                    2,250,000
           Lakeside Tower                                12,200,000
           One Carnegie Plaza                             5,360,000
           One Parkside                                   7,200,000
           Outback Restaurant                               890,000
           Santa Fe Railway Building                      3,100,000
           Two Carnegie Plaza                             4,300,000
           Three Carnegie                                   520,000 *
           East Lake Office                                 280,000 *
           West Lake Office Pad                             265,000 *
           East Lake Restaurant                             137,000 *
           Brier Business Center II                         604,000 *
           Harriman Plaza                                   215,000 *
           South Palm Court Pad 3                           300,000 *
           Two Parkside                                     305,000 *
           West Lakeside Tower Pad                          395,000 *
           East Lakeside Tower                              385,000 *
                                                            -------

             TOTAL FOR ALL PROPERTIES:                  $42,406,000 +
                                                        ===========
           -----------------------------------

         * Several of the Properties are encumbered by bond assessments. In the case of each of the asterisked Properties, one such assessment is high enough to effect the value of the property. The bond does not have to be paid off early, however, the payoff amount has been used as an adjustment to determine a value of the property net of the bond assessment, which is the amount shown in the table and which is the amount for which the Property must be sold as a term and condition of the Asset Sale. The value of all of the Properties, as of January 1, 1999, not deducting the aggregate bond payoff amount is $43,043,000.

         + Appraisals of the Partnership's Properties as of June 30, 1997, conducted by a different independent appraiser in connection with the rescinded September 30, 1997 agreement between the Partnership and Glenborough (see "THE ASSET SALE AND DISSOLUTION PROPOSAL - Background and Reasons for the Asset Sale - Rescinded 1997 Agree-ment to sell all the Properties"), indicated an aggregate market value of the leased fee interests or fee simple interests in such properties of $35,580,000. The June 30, 1997 appraisals also appraised the RCO Buildings, Ontario land, Perris (Ethanac Road) Land and Perris (Nuevo Road) Land as having values as of June 30, 1997 of $4,700,000, $3,565,000, $775,000 and $145,000, respect-
              ively. The June 30, 1997 appraisals are described in the Partner-ship's Definitive Proxy Statement, dated October 17, 1997, copies of which are available to Unitholders upon request to the Partner-ship.

              The appraisals of the Properties as of June 1, 1998 conducted by CBRE and which were updated to determine the appraised value of such Properties as of January 1, 1999 set forth above, indicated an aggregate market value of the leased fee interests or fee simple interests in such Properties as of June 1, 1998 of $43,438,500 net of applicable bond assessments ($44,155,000 not deducting the aggregate bond payoff amount). The June 1, 1998 appraisals are available for inspection by Unitholders at the Partnership's executive offices during business hours and upon reasonable notice to the General Partner. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - The Partnership."

         Assumptions,   Limitations  and  Qualifications  of  Appraisals  .  The
Appraisals reflect CBRE's valuation of the real estate portfolios of the Partnerships as of January 1, 1999 in the context of the market conditions existing as of such date and the information available on such date. Events occurring after the January 1, 1999 date of the Appraisals and before consummation of any sales of Properties comprising the Asset Sale, such as changes in capital markets (including changes in financing rates) that might affect demand for real property, changes in building occupancy, changes in tenant motivation with respect to the exercise of renewal options, or changes in real estate property markets, could affect the Properties or the assumptions used in preparing the Appraisals and result in higher or lower values of the Properties if updated appraisals were conducted at such time. CBRE has no obligation to update the Appraisals on the basis of subsequent events.

         CBRE utilized certain assumptions to determine the appraised value of the Properties. The specific assumptions, limitations and qualifications made by CBRE in conducting the Appraisals include, among other things:

              CBRE made no recommendation in its Appraisals whether to sell or hold the Properties at the appraised values.

              CBRE assumed for purposes of the Appraisals that the Properties will be under prudent and competent management and ownership; neither inefficient or super-efficient.

              CBRE generally assumed that all factual data furnished by the Partnership and its representatives (such as land dimensions, square footage, gross building areas, net rentable areas and historic operational data) was accurate and correct. No surveys of the boundaries of the Properties were undertaken by CBRE, and CBRE generally assumed that no encroachments to the realty exist.

              All furnishings, equipment and business operations were generally disregarded by CBRE with only real property being considered. Any existing or proposed improvements, on or off-site, as well as any alterations or repairs considered, were assumed by CBRE to be completed in a workmanlike manner according to standard practices.

              CBRE assumed that there are no hazardous materials on or in the Properties. If hazardous materials are present, the value conclusions of CBRE could change significantly. CBRE also generally assumed that the Partnership is in full compliance with all applicable federal, state and local environmental and other regulations, laws, restrictions and conditions (including those relating to decibel levels/noise envelopes, fire hazards, hillside ordinances, density, allowable uses, building codes, permits and licenses).

              CBRE assumed that title to the Properties is clear and marketable and that there are no recorded or unrecorded matters or exceptions (including private deed restrictions) that would adversely affect marketability or value.

              CBRE assumed that any existing improvements on the Properties are structurally sound, seismically safe and code conforming; that all building systems are, or will be upon completion, in good working order with no major deferred maintenance or repair required; that the roofs and exteriors are in good condition and free from intru-sion by the elements; that the Properties have been engineered in such a manner that they will withstand any known elements such as windstorm, hurricane, tornado, flooding, earthquake, or similar natural occurrences; and, that the improvements, as currently con-stituted, conform to all applicable local, state, and federal building codes and ordinances. Since earthquakes are not uncommon in the areas where the Properties are located, CBRE assumed no responsibility due to their possible effect.

         The Appraisals are available for inspection by Unitholders at the Partnership's executive offices during business hours and upon reasonable notice to the General Partner. See "THE ASSET SALE AND DISSOLUTION PROPOSAL The Partnership."

         Compensation and Material Relationships . In exchange for preparing all the appraisals for the Properties and the Fund IV properties, CBRE was paid a fee of $112,000, of which $56,000 was paid by the Partnership and $56,000 was paid by Fund IV. CBRE also was paid $1,000 for its expenses in reviewing certain of the consent solicitation materials and related documentation, of which $500 was paid by the Partnership with the remainder paid by Fund IV. In addition, CBRE is entitled to indemnification against certain liabilities, including certain liabilities under federal securities law. As indicated under "Selection and Qualifications of Appraiser," CBRE and two other companies originally submitted proposals to the General Partner, and the initial appraisal fees of CBRE were negotiated between the General Partner and CBRE on the basis of CBRE's proposal. Fees for the updated Appraisals were also negotiated between the General Partner and CBRE on the basis of a subsequent proposal by CBRE. Payment of the appraisal fees to CBRE is not dependent upon completion of the Asset Sale. Other than the appraisals for the Partnership and Fund IV described above, neither the Partnership, the General Partner or any of their affiliates has engaged CBRE to render other appraisal or related services within the past three years. An affiliate of CBRE, CB Commercial Real Estate Group, Inc., serves as leasing agent for certain of the Partnership's and Fund IV's Properties, seeking tenants for such properties and otherwise assisting the Partnership and Fund IV in the leasing of such properties. In 1998 and in the quarter ended March 31, 1999, CB Commercial Real Estate Group, Inc. received aggregate fees of $144,599 and $24,870, respectively, from the Partnership, for its services as leasing agent. In 1998 and in the quarter ended March 31, 1999, CB Commercial Real Estate Group, Inc. received aggregate fees of $198,526 and $141,429, respectively, from Fund IV for its services as leasing agent. CBRE and its affiliates have also, from time to time, rendered appraisal and related services to GLB and related entities and with respect to properties owned by GLB and related entities. Neither GLB nor its affiliates participated in the selection of CBRE to conduct the Appraisals.

      BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF
                     THE GENERAL PARTNER AND ITS AFFILIATES

         The General Partners will not receive any fees in connection with the Asset Sale and Dissolution.

         There is a potential conflict created by the Asset Sale because properties of an affiliated partnership, Fund IV, owns properties in the Tri-City Corporate Centre area which may be packaged for sale with properties of the Partnership. The General Partner is the General Partner of Fund IV, as well as the Partnership. In order to address this apparent conflict, bidders for any package of properties containing the Partnership's Properties and Fund IV properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sales) will be apportioned between the two partnerships based upon such allocation.

         Assuming the Asset Sale and Dissolution is consummated, the General Partners will not receive any distributions in connection with the Asset Sale and Dissolution. Assuming the Asset Sale and Dissolution is consummated, the Unitholders will receive 100% of all distributions made by the Partnership upon the Asset Sale and upon Dissolution. The General Partners presently have capital account deficits (the excess of (a) allocations of loss and distributions of cash to the General Partner over (b) allocations of income and capital contributions since the inception of the Partnership) as of December 31, 1998 in the aggregate amount of $582,805 (Daniel L. Stephenson: $510,065; Rancon Financial Corporation: $72,740). The General Partners will be obligated to contribute cash to the Partnership in connection with the dissolution of the Partnership in the amount of the General Partners' final capital account deficits if the Partnership does not realize net income in a particular taxable year in an amount such that the net income allocable to the General Partner is sufficient to eliminate the capital account deficit. The Partnership anticipates that, upon the sale of all of the Properties, the Partnership will, in the aggregate, realize a net loss from such sales. Under the Partnership Agreement, the General Partners generally have authority to make all decisions with respect to the management of the Partnership and, under the Asset Sale and Dissolution Proposal, if approved, the General Partners will be authorized to sell the Partnership Properties, in one or a series of (related or unrelated) transactions, on such terms as are negotiated by the General Partner, which may include use of installment sales and seller financing. It is anticipated that, as permitted under the Partnership Agreement and the Asset Sale and Dissolution Proposal, the Properties will be sold in such a manner, using the installment method for sales of certain of the Properties, that will result in net income in a taxable particular year sufficient to eliminate the General Partners' capital account deficits. Specifically, it is anticipated that some Properties for which the Partnership will realize net income upon sale will be sold on the installment basis, under which a portion of the sales price will be received in the year of sale (presently anticipated to be 1999) with subsequent payments paid in subsequent periods (anticipated to be in 2000 or 2001), resulting in net income in the subsequent period sufficient to eliminate the General Partners' capital account deficits. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Terms of the Asset Sale."

         Conversely, the General Partner may be adversely affected by the Asset Sale because subordinated real estate commissions, which are payable to the General Partner in the amount of $102,000 at March 31, 1999 for sales that transpired in previous years and for which the Partnership is contingently liable, will not be paid and will be eliminated. The subordinated real estate commissions are payable only after the Unitholders have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital, which is not expected to be achieved as a result of the Asset Sale. However, consummation of the Asset Sale and dissolution of the Partnership will eliminate any liability of the General Partner for liabilities of the Partnership which could arise in the continued operation of the Partnership.

                      CERTAIN FEDERAL AND STATE INCOME TAX
                 CONSEQUENCES OF THE ASSET SALE AND DISSOLUTION

General

         The following summary is a general discussion of certain federal income tax consequences arising from the Asset Sale and Dissolution. The summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations thereunder, administrative rulings, practice and procedures and judicial authority as of the date of this Statement. All of the foregoing are subject to change, and any such change could affect the continuing accuracy of this summary. The summary does not address all aspects of federal income taxation that may be relevant to a particular Unitholder in light of such Unitholder's specific circumstances, or that may be relevant to Unitholders subject to special treatment under the federal income tax laws (for example, foreign persons, dealers in securities, banks, insurance companies and tax-exempt entities), nor does it address any aspect of state, local, foreign or other tax laws. The Asset Sale and distribution of net proceeds will be a taxable transaction for federal income tax purposes, and may also be a taxable transaction under applicable state, local, foreign and other tax laws. EACH UNITHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH UNITHOLDER OF THE ASSET SALE, DISSOLUTION AND DISTRIBUTIONS OF NET PROCEEDS, INCLUDING, WITHOUT LIMITATION, FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.

Allocation of Income and Loss - Generally

         A partnership is not a taxable entity. Therefore, no federal income tax liability may be imposed upon a partnership. Instead, each partner is required to take into account in computing his or her income tax liability his or her allocable share of the partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss") in accordance with the partnership agreement. If the allocation of income or loss in the partnership agreement does not have "substantial economic effect" as defined in Code Section 704(b), the law requires the partnership's income or loss to be allocated in accordance with the partners' economic interests in the partnership. Generally, the distribution of cash attributable to partnership income is not a taxable event.

         For federal income tax purposes, the Partnership realizes and recognizes gain or loss separately for each Property sold (and in some cases, for each building which is part of a property). The amount of gain recognized for federal income tax purposes with respect to the sale of a Property, if any, will be an amount equal to the excess of the amount realized (i.e., cash or other consideration received reduced by the expenses of the sale) over the Partnership's adjusted tax basis for such asset. Conversely, the amount of loss recognized with respect to the sale of an asset, if any, will be an amount equal to the excess of the Partnership's adjusted tax basis over the amount realized by the Partnership for such asset. The "adjusted tax basis" of a Property is its cost (including nondeductible capital expenditures made by the Partnership at the time of purchase) with certain additions or subtractions for expenditures, receipts, losses, or other items that are properly chargeable to capital accounts during the period of time from acquisition of the Property until sale or other disposition. To determine the gain or loss on the sale or other disposition of a Property, tax basis must be (i) increased to include the cost of capital expenditures such as improvements, betterments, commissions and other nondeductible charges; and (ii) decreased by (a) items that represent a return of capital and (b) depreciation and amortization.

         Each Unitholder must report his or her allocable share of these gains and losses in the year in which the Properties are sold. Actual gain or loss amounts may vary from the estimates set forth below. Each Unitholder's allocable share of any gain or loss from the Asset Sale and Partnership net income or net loss from operations will be reflected on his or her applicable Schedule K-l (as determined in accordance with the allocation provisions contained in the Partnership Agreement discussed below).

         Under Section 702(a)(3) of the Code, a partnership is required to separately state, and the partners are required to account separately for, their distributive share of all gains and losses. Accordingly, each Unitholder's allocable share of any "Section 1231 gain or loss" and any depreciation recapture realized by the Partnership as a result of any sale of the Properties would be reportable by such Limited Partner on his or her individual tax return.
Section 1231 gains are those gains arising from the sale or exchange of "Section 1231 Property," which means (i) depreciable assets used in a trade or business or (2) real property used in a trade or business and held for more than one year. Conversely, Section 1231 losses are those losses arising from the sale or exchange of Section 1231 Property.

         If Section 1231 losses exceed Section 1231 gains, such losses would be treated as ordinary losses by the Unitholders. To the extent that Section 1231 gains for any taxable year exceed certain Section 1231 losses for the year, subject to certain exceptions (such as depreciation recapture discussed below), such gains and losses shall be treated as long-term capital gains. However,
Section  1231 gains will be  treated as  ordinary  income to the extent of prior
Section 1231 losses from any source that were treated as ordinary in any of the previous five years.

         Under the depreciation recapture rules of Sections 1245 and 1250 of the Code, a portion of the gain recognized upon the sale or other disposition of
Section 1231 Property may, to the extent of prior depreciation deductions, be taxed at a higher rate than the rate applicable to long-term capital gains ("Section 1245 gains" and "Section 1250 gains", respectively). The Partnership does not anticipate that it would have Section 1250 gains as a result of the Asset Sale, and that Section 1245 gains, if any, will be de minimis.

Capital Gains

         For individuals , trusts and estates, long-term capital gains (which include net gains recognized from the disposition of Section 1231 Property) generally are taxed at rates lower than those applicable to ordinary income. Net long term capital gains of such taxpayers will generally be taxed at a maximum federal income tax rate of 25% to the extent of "unrecaptured Section 1250 gains." Unrecaptured Section 1250 gain for a Property generally will be equal to the lesser of (a) the amount of gain recognized as a result of the sale of a Property or (b) the depreciation deductions allowed with respect to such Property. Remaining net long-term capital gains of such taxpayers generally will be taxed at a maximum federal income tax rate of 20%. Ordinary income (including
Section 1245 gain and Section 1250 gain) will be taxed at a maximum federal income tax rate of 39.6%. The determination of the tax rates for different taxpayers will vary depending on their particular circumstances.

Allocation of Gain and Loss from Sale of Properties

         In general, under Paragraph 11.3.6 of the Partnership Agreement, gain from the sale of Properties are allocated in the following order. First, Unitholders and General Partners having deficit capital account balances are allocated gains in proportion to and to the extent of their respective deficit capital account balances, provided, in no event shall the General Partners be allocated more than 5% of gain until the earlier of (i) the "Sale or Disposition of Substantially All of the Assets," or (ii) the distribution of cash other than Cash From Operations in an aggregate amount equal to the Unitholders' Original Invested Capital. The Sale or Disposition of Substantially All of the Assets occurs upon the sale of any Property if the amount of the Original Invested
Capital capitalized as part of the cost of such Property, together with all Original Invested Capital capitalized as part of the cost of all other Properties previously sold, exceeds 66-2/3% of the aggregate amount of Original Invested Capital capitalized as part of the cost of all Properties acquired by the Partnership. "Cash From Operations" generally means, with respect to any fiscal period, all cash receipts from operations in the ordinary course of business (except for the sale, exchange or other disposition of real property in the ordinary course of business). "Original Invested Capital" means the amount of cash contributed to the Partnership by each Limited Partner in consideration for his Units. It is anticipated that the Sale or Disposition of Substantially All of the Assets will occur in 1999, but, depending on when the Partnership's Properties are sold, it is possible that such event could occur in a later year. Following the Sale or Disposition of Substantially All of the Assets, it is anticipated that 100% of gain will be allocated to the General Partners to the extent of their deficit capital accounts. Second, such gain generally is allocated among the Unitholders until the capital account balance of each Unitholder equals the sum of such Unitholder's "Adjusted Invested Capital" for his or her Units plus the return provided for in paragraphs 11.2.1(ii) and (iii) of the Partnership Agreement. For this purpose, "Adjusted Invested Capital" equals the Unitholder's original capital contribution less any distributions (other than distributions of Cash From Operations) made to the Unitholder. Third, remaining gain (if any) is allocated to the General Partners and Unitholders as needed to first equalize the capital accounts of each Unitholder in proportion to the number of Units owned by such Unitholder, and then to bring
(i) the capital accounts of all Unitholders (less the amount of the second allocation described above) and (ii) the capital account of the General Partners into a ratio of four-to-one. Thereafter, remaining gains (if any) are allocated 80% to the Unitholders and 20% to the General Partners.

         Loss from the sale of Properties generally is allocated 1% to the General Partners and 99% to the Unitholders, with the amount allocated to Unitholders allocated among them in proportion to the number of Units held by them. However, if some Unitholders or General Partners have or will have as a result of an allocation of loss a deficit balance in their capital accounts while other Unitholders or General Partners have or will have a positive balance in their capital accounts, then loss is not allocated to any Unitholder or General Partner in excess of the positive balance of his capital account until the balances of all of the Unitholders' or General Partners' capital accounts are reduced to zero. The General Partners presently have deficit capital accounts. It is therefore anticipated that all loss from the sale of Properties in a given year will be allocated to the Unitholders.

         The Partnership estimates it will recognize, in the aggregate with respect to all of its Properties, losses of approximately $7,285,000 as a result of the Asset Sale, assuming the Properties are sold for the values reflected in the January 1, 1999 Appraisals, without taking into account any depreciation for 1999 or thereafter, and without taking into account the January 1999 sales of the RCO Buildings, Perris (Nuevo Road) Land or Perris (Ethanac Road) Land (for which aggregate losses of approximately $7,136,000 were realized). However, depending on the timing of sales of individual or groups of Properties and whether Properties are sold for cash or for cash and promissory notes, losses may be realized in some periods and gains in other periods. See "BENEFITS OF THE ASSET SALE AND DISSOLUTION AND POSSIBLE CONFLICTS OF THE GENERAL PARTNER AND ITS AFFILIATES."

Distribution of Net Proceeds

         In accordance with the Partnership Agreement, distributions of net proceeds and all other available cash prior to and after dissolution is commenced will be made in accordance with the Unitholders' and General Partners' capital accounts. Assuming the Asset Sale and Dissolution is consummated, it is expected that the General Partners will not receive distributions. After allocating net income or net loss to the Unitholders, with the concomitant tax basis adjustments, such distributions will not result in tax consequences to a Unitholder to the extent such distributions do not exceed such Unitholder's federal income tax basis in his or her Unit. To the extent that the amount of the distribution is in excess of such basis, such excess will be taxed as a long-term or short-term capital gain depending on a Unitholder's holding period.

         If upon a subsequent liquidation of the Partnership, a Unitholder has a basis remaining for his or her Units, the amount of such remaining basis will give rise, in the year of the liquidation, to a long-term or short-term capital loss, depending on the Unitholder's holding period. For individuals, trust and estates, the amount of net capital loss that can be utilized to offset ordinary income will be limited to the lesser of (a) the excess of net capital losses over the net capital gains from other sources recognized by the Unitholder during the tax year or (b) $3,000 ($1,500 in the case of a married individual filing a separate return). The excess amount of such net capital loss can be carried forward to subsequent years subject to the same limitation.

Passive Loss Limitations

         A Unitholder's allocable share of Partnership income or loss may be subject to the passive activity loss limitations. Unitholders who are individuals, trusts, estates, or personal service corporations may offset passive activity losses only against passive activity income. Unitholders who are closely held corporations may offset passive activity losses against passive activity income and active income, but may not offset such losses against portfolio income. A Unitholder's allocable share of any Partnership gain realized on the Asset Sale will be characterized as passive activity income. Such passive activity income may be offset by passive activity losses from other passive activity investments. Because the sale of the last Property pursuant to the Asset Sale will qualify as a disposition of the Partnership's activity for purposes of the passive loss rules, a Unitholder's allocable share of any Partnership loss realized as a result of the Asset Sale and any suspended Partnership losses from prior years will not be subject to the passive loss limitations in the taxable year of such sale.

Certain State Income Tax Considerations

         Because each state's tax law varies, it is impossible to predict the tax consequences to the Unitholders in all the state tax jurisdictions in which they are already subject to tax. Accordingly, the following is a general summary of certain common (but not necessarily uniform) principles of state income taxation. State income tax consequences to each Unitholder will depend upon the provisions of the state tax laws to which the Unitholder is subject. The Partnership will generally be treated as engaged in business in each of the states in which the Properties are located, and the Unitholders would generally be treated as doing business in such states and therefore subject to tax in such state. Most states modify or adjust the taxpayer's federal taxable income to arrive at the amount of income potentially subject to state tax. Resident individuals generally pay state tax on 100% of such state-modified income, while corporations and other taxpayers generally pay state tax only on that portion of state-modified income assigned to the taxing state under the state's own apportionment and allocation rules.

                             SELECTED FINANCIAL DATA
                     (in thousands except for per Unit data)

         The following selected historical financial data for the Partnership for each of the years in the five year period ended December 31, 1998, have been derived from the Partnership's audited financial statements. The data for the three months ended March 31, 1999 and March 31, 1998 have been derived from unaudited financial statements appearing in the Partnership's Quarterly Report on Form 10-Q for its quarter ended March 31, 1999, and which, in the opinion of the General Partner, includes all adjustments, consisting only of normal adjustments, necessary for the fair statement of the results for the unaudited periods. The selected financial data are qualified in their entirety by and should be read in conjunction with the Partnership's financial statements and related notes appearing in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998, and in the Partnership's Quarterly Report on Form 10-Q for its quarter ended March 31, 1999. These reports (without exhibits) appears as Appendices B and C hereto, respectively.



              For the three      For the         For the one      For the
               months ended     year ended       month ended     year ended
                  March            Dec.             Dec.          November
                   31,             31,               31,            30,
              --------------   ---------------  --------------- ----------------
              1999      1998   1998     1997    1996      1995  1995      1994
              ----      ----   ----     ----    ----      ----  ----      ----

Rental Income $1,578  $ 1,657  $6,387  $ 6,894  $ 6,969  $ 461  $ 6,200  $6,023

Loss on sale
     of
 real estate      (6)    ---      (34)     ---      ---    ---     (391)   ---

Provision for
  impairment
     of
 real estate     ---     ---     (323)  (1,688)     ---    ---  (14,760) (2,965)
 investments

Net loss        (216)    (276) (1,747)  (3,293)  (1,307)  (199) (16,148) (5,558)

Net loss
 allocable
 to Limited
 Partners       (214)    (273) (1,730)  (3,260)  (1,294)  (197) (15,986) (5,503)

Net loss
  per Unit     (2.22)   (2.82  (17.92)  (32.68)  (12.97) (1.97) (160.18) (55.11)

Total assets  51,212   49,660  47,625   50,191   54,193  50,175  51,347  64,771

Long-term
obligations   13,461   13,646  13,508   13,684   13,845  8,615    8,621   6,209

Cash
 distribution
 per Unit       ---   $  ---   $ ---      ---      ---     ---      ---    ---

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Outstanding Voting Securities; Record Date

         As of the Record Date, there were 96,442 Units outstanding, which represent all of the voting securities of the Partnership. Each Unit is entitled to one vote. Only Unitholders of record as of the Record Date, will be entitled to notice of and to execute and deliver a Consent Form.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of the Record Date, the beneficial ownership of Units of the Partnership held by Daniel L. Stephenson, the individual general partner of the Partnership and the sole shareholder, director and officer of Rancon Financial Corporation, the other general partner of the Partnership.

                                                  Units
                                             Beneficially           Percent
       Name and Address                          Owned              of Class
       ----------------                      ------------           --------

       Daniel L. Stephenson (IRA)                 3                     *
       Daniel L. Stephenson                     100                     *
         Family Trust
         27740 Jefferson Avenue
         Temecula, CA 92590
       --------------------
         *Less than 1%.

     There are no Unitholders holding five percent (5%) or more of the Partnership's issued and outstanding Units.


                         MARKET FOR UNITS; DISTRIBUTIONS

         There is no established public trading market for the Units.

         During the year ended December 31, 1998, a total of 310 Units were repurchased from Unitholders who had contacted the Partnership seeking avenues of liquidation for their Units. The purchase prices for such Units ranged from $315 to $340.

         The Partnership has not declared or paid any cash distributions to Unitholders since 1991. See "THE ASSET SALE AND DISSOLUTION PROPOSAL - Distribution of Net Proceeds."

                                  OTHER MATTERS

         There are no other matters other than as set forth in this Statement for which Consent Forms are being solicited.

     SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, INCLUDING ESTIMATES

         This Statement contains forward-looking statements (including those within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to the plans and objectives of the Partnership, the Asset Sale and Dissolution, distributions resulting from the Asset Sale and Dissolution, the timing of the Asset Sale and Dissolution, the financial condition and results of operations of the Partnership, general economic conditions, the real estate market in general and in the local markets where the Partnership's Properties are located, and other matters. Statements in this Consent Solicitation Statement that are not historical facts are hereby identified as
"forward-looking statements" including for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. The words "estimate," "anticipate," "intend," "expect," "may," "believe," "project," "continue" and similar expressions (including the negative of such words or other variations thereon or comparable terminology) are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Consent Solicitation Statement and the other documents incorporated herein by reference, including, but not limited to, the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, as amended.

         Such forward-looking statements, including, without limitation, those relating to the future plans and objectives of the Partnership, estimates of future distributions resulting from the Asset Sale and Dissolution, estimates of the timing of the Asset Sale, dissolution of the Partnership, and distribution of proceeds, future results of operations of the Partnership, and future business and economic conditions (including, without limitation, with respect to the real estate market in general and in the local markets where the Partnership's Properties are located), wherever such forward-looking statements occur in this Statement, are necessarily estimates reflecting the best judgment of the management of the Partnership and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. All forward-looking statements are necessarily speculative. Such forward-looking statements should, therefore, be considered in light of various important factors, risks and uncertainties, including those set forth in this Statement. Important factors, risks and uncertainties that could cause actual results to differ materially from estimates or projections contained in the forward looking statements include, without limitation:

  -  general economic conditions;

  - the condition of the real estate markets, in general, as well as in the Tri-City area;

  -  amount of demand for the Partnership's Properties;

  - availability of capital for potential purchasers of the Partnership's Properties;

  - the ability of the Partnership to sell all of the Properties for their appraised values as reflected in the Appraisals;

  - the dates when the Properties are sold and the amount of any related Property loans at such time;

  -  the duration of any installment sale of any of the Properties;

  -  the fees and expenses of any sales of Properties and Partnership assets;

  -  the fees and expenses of dissolving the Partnership; and

  - the amount of Partnership liabilities which must be satisfied or reserved for as part of the Asset Sale and Dissolution.

         Readers are cautioned not to attribute undue certainty to the forward-looking statements contained in this Statement (and in the documents incorporated by reference herein), which speak only as of the date thereof. The factors, risks and uncertainties that could cause actual events or results to differ materially from those referred to in the forward-looking statements and which are discussed above or in other sections of this Statement should not be assumed to be the only things that could affect any forward-looking statements and thus it should not be assumed that silence by the General Partner and the Partnership over time means that actual events are bearing out as estimated in such forward-looking statements. Except as may be required by applicable law, neither the General Partner nor the Partnership undertakes any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                           INCORPORATION BY REFERENCE

         The following documents, which have been previously filed by the Partnership with the Securities and Exchange Commission, are hereby incorporated herein by reference:

         (1) The Partnership's Annual Report on Form 10-K for the year ended December 31, 1998;

         (2) The Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, including, without limitation, the information set forth in Part I thereof;

         (3) The Partnership's Form 10-Q/A (Amendment No. 1), dated June 1, 1999, and filed with the Securities and Exchange Commission on June 2, 1999, amending the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999; and

         (3) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (1) above, including, without limitation, (i) the Partnership's Current Report on Form 8-K dated January 14, 1999 (reporting under Item 2 thereof, the December 31, 1998 sale of the Ontario Land) including the pro forma financial statements contained under
Item 7 therein, (ii) the Partnership's Amendment No. 1 on Form 8-K/A dated March 30, 1999 to the Partnership's January 14, 1999 Form 8-K (amending Item 7 of such Form 8-K to incorporate notes to the pro forma financial statements and amend certain pro forma adjustments, and restating Items 2 and 7 of the Form 8-K in their entireties), and (iii) the Partnership's Current Report on Form 8-K dated February 12, 1999 (reporting under Item 2 thereof the January 20, 1999 sale of the Perris (Ethanac Road) land, the January 29, 1999 sale of the RCO Buildings, and the January 29, 1999 sale of the Perris (Nuevo Road) land as well as incorporating the December 31, 1998 sale of the Ontario Land) including the pro forma financial statements contained under Item 7 therein.

         Pursuant to the regulations of the Securities and Exchange Commission, the Partnership will provide to each Unitholder of record on the Record Date, without charge and upon written or oral request of such person, copies of all reports (excluding exhibits) filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report in (1) above and which are not delivered herewith. Requests should be directed to Preferred Partnership Services, Inc., Attention:
Investor Services, 39560 Stevenson Place, #112, Fremont, California 94539-3074; telephone no.: 1-888-909-7774 or 510-713-0241; facsimile no.: 510-713-0366.

                             ADDITIONAL INFORMATION

         A copy of the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998, without exhibits, and a copy of the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, in each case without exhibits, are included as Appendices B and C to this Statement, respectively. The Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 which is included as Appendix C to this Statement reflects certain amendments made to such Form 10-Q as originally filed with the Securities and Exchange Commission by a Form 10-Q/A (Amendment No. 1) dated June 1, 1999 and filed with the Securities and Exchange Commission on June 2, 1999,.

                                 Rancon Realty Fund V,
                           a California limited partnership

                                /S/ DANIEL L STEPHENSON
                         -------------------------------------------
                           Daniel L. Stephenson, General Partner, and
                           Chief Executive Officer of
                           Rancon Realty Corporation, General Partner

July 6, 1999

                           [Intentionally Left Blank]

                                   Appendix A


APPRAISAL                                          CB
SERVICES                                           Richard
                                                   Ellis,
                                                   Inc.
April 16, 1 999
                                                   3501 Jamboree Road
Rancon Realty Fund V                               Suite 100
27740 Jefferson Ave., Suite 200                    Newport Beach, CA 92660-2940
Temecula, CA 92590                                 T 949 725 8403
                                                   F 949 725 8440

RE:      Appraisal of 18 Properties            mbreul@cbrichardellis.com
         Rancon Realty Fund V                  Michael W. Breul, MAI
                                               Senior Managing Director
                                               California State Cert.  AG 001722
Dear Sir or Madam:

At your request and authorization, CB Richard Ellis, Inc. has prepared limited appraisals presented in summary appraisal reports of 1 8 properties contained in Rancon Realty Fund V. Within the various reports and summarized below, are the market value conclusions of the lease fee or fee simple estate as of January 1, 1 999.

Data, information, and analysis leading to our value conclusions are incorporated in the various appraisal reports. This summary should be used only in conjunction with the appraisal reports, which include all special assumptions and limiting conditions which are an integral part of our value conclusions.

Based on our research and analysis contained in the appraisal reports, our estimate of the market value of the various properties, 'as is," as of the date of value are summarized as follows:

                                    RANCON REALTY FUND \/
 Richard Ellis                                   Inclusive     Value Conclusions
 File No.        Property Name                   of Bonds        Net of Bonds

  9845811        Carnegie Business Center 11      $2,250,000          N/A
                 GC, Son Bernardino

  9846-11        Health Club - Bally's            $3,700,000          N/A
                 GC, Corporate

  98456 VI       Lakeside Tower                  $12,200,000          N/A
                 GC, Son Bernardino

  98456111       One Carnegie Plaza               $5,360,000          N/A
                 GC, Son Bernardino

  98456 V        One Parkside                     $7,200,000          N/A
                 GC, Son Bernardino

  9845911        Outback Steakhouse                 $890,000          N/A
                 GC, Son Bernardino

  9845711        Santa Fe Railway Building        $3,100,000          N/A
                 GC, Son Bernardino

  98456 IV       Two Carnegie Plaza               $4,300,000          N/A
                 GC, San Bernardino

                                  Appendix A-1

April 16, 1999
Page 2

                        RANCON REALTY FUND V (CONTINUED)


Richard Ellis                                    Inclusive     Value Conclusions
 File No.        Property Name                   of Bonds        Net of Bonds

  984631         Brier Business Center 11        $795,000       $604,000
                 GC, Corporate

  9846211        East Lake Office Pad            $330,000       $280,000
                 GC, Corporate

  98464 V        East Lake Restaurant Pad        $148,000       $137,000
                 GC, Corporate

  98462 IV       East Lakeside Tower             $455,000       $385,000
                 GC, Corporate

  98464 IX       Harriman Plaza                  $255,000       $215,000
                 GC, Corporate

  984641V        South Palm Court Pad 3          $315,000       $300,000
                 GC, Corporate

  98462 X        Three Carnegie Plaza            $610,000       $520,000
                 GC, Corporate

  984621         West Lake Office Pad            $310,000       $265,000
                 GC, Corporate

  98462111       West Lakeside Tower             $465,000       $395,000
                 GC, Corporate

  98462 IV       Two Parkside Tower              $360,000       $305,000
                 GC, Corporate

In accordance with prior mutual agreement between CB Richard Ellis, Inc., Appraisal Services and Rancon Realty funds the process utilized in this assignment is termed a Limited Appraisal. As defined by the Uniform Standards of Professional Appraisal Practice, A Limited Appraisal Analyses is the act or process of estimating value or an estimate of value performed under and resulting from invoking the Department Provision of USPAP. The Limited nature of this appraisal is that for the improved properties we have excluded the Cost Approach and abbreviated the Sales Comparison Approach. The primary method used to value the improved properties is the Income Capitalization Approach, with a Discounted Cash Flow Analysis. The vacant land parcels have been valued using only the Sales Comparison Approach.



This Limited Appraisal is presented in the form of a summary Appraisal Report, which is intended to comply with the reporting requirements set forth under Standards Rule 2-2(b) of the Standards of Professional Appraisal Practice. The Summary Appraisal Report presents only summary discussions of the data, reasoning, and analysis that were used in the appraisal process to develop our opinions of value. Supporting documentation concerning the data, reasoning and analysis is retained in our files. The depth of discussion contained in the report is specific to the needs of the client and for the intended use stated in the reports. April 1 6, 1 999 Page 3.



It has been a pleasure to assist you in this assignment. If you have any further questions concerning the analysis, or if CB Richard Ellis, Inc. can be of further service, please do not hesitate to contact us.



Respectfully Submitted,



CB RICHARD ELLIS
APPRAISAL SERVICES

/S/ MICHAEL W BREUL, MAI

Michael W. Breul, MAI
Senior Managing Director
California State Certification No. AGOOI 722






                                  Appendix A-2

                                   APPENDIX B

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

[ X ] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
                      For the year ended December 31, 1998
                                                  OR
[   ]   TRANSITION  REPORT  PURSUANT TO  SECTION  13 OR  15(d) OF THE SECURITIES
        EXCHANGE ACT OF 1934.
        For the transition period from _______ to_____

                         Commission file number: 0-16467

                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          California                               33-0098488
      (State or other jurisdiction              (I.R.S. Employer
    of incorporation or organization)          Identification No.)

  400 South El Camino Real, Suite 1100             94402-1708
          San Mateo, California                    (Zip Code)
(Address of principal executive offices)

       Partnership's telephone number, including area code (650) 343-9300
        Securities registered pursuant to Section 12(b) of the Act: None
           Securities registered pursuant to Section 12(g) of the Act:

                      Units of Limited Partnership Interest
                                (Title of class)

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days . Yes X No____

State the aggregate market value of the voting stock held by non-affiliates of the Partnership. Not applicable

No market for the Limited Partnership units exists and therefore a market value for such units cannot be determined.

                      DOCUMENTS INCORPORATED BY REFERENCE:
Prospectus dated December 29, 1986, as amended on January 5, 1987, filed pursuant to Rule 424(b), File no. 2-90327, is incorporated by reference in Part IV hereof.


                                  Appendix B-1

                                     Part I

Item 1.           Business

Rancon Realty Fund V, a California Limited Partnership, ("the Partnership") was organized in accordance with the provisions of the California Revised Limited Partnership Act for the purpose of acquiring, developing, operating and ultimately selling real property. The Partnership was organized in 1985 and completed its public offerings of limited partnership units ("Units") in February, 1989. The general partners of the Partnership are Daniel L. Stephenson ("DLS") and Rancon Financial Corporation ("RFC"), collectively, the "General Partner". RFC is wholly owned by DLS. At December 31, 1998, 96,444 Units were outstanding. The Partnership has no employees.

The Partnership's initial acquisition of property in June, 1985 was for approximately 76.21 acres of partially developed and unimproved land located in San Bernardino, California. The property is part of a master-planned development of 153 acres known as Tri-City Corporate Centre ("Tri-City") and is zoned for mixed commercial, office, hotel, transportation-related, and light industrial uses. The balance of Tri-City is owned by Rancon Realty Fund IV ("Fund IV"), a partnership sponsored by the General Partners of the Partnership. Since the acquisition of the land, the Partnership has constructed eight projects at Tri-City consisting of five office projects, one industrial property, a 25,000 square foot health club, and a 6,500 square foot restaurant, all of which are more fully described in Item 2. Fund IV has constructed three office buildings, one industrial property, and five commercial properties.

Subsequent acquisitions have included approximately 56.3 acres of unimproved land in Ontario, California (known as Rancon Centre Ontario) in May, 1987, a portion of which has since been developed, approximately 23.8 acres of unimproved land in Perris, California (known as Perris-Ethanac Road) in March, 1989 and approximately 83 acres of unimproved land in Perris, California (known as Perris-Nuevo Road) in December, 1989. Each of these properties are further described in Item 2.

In May 1996, the Partnership formed Rancon Realty Fund V Tri-City Limited Partnership, a Delaware limited partnership ("RRF V Tri-City"). As required by the lender (Bear, Stearns Funding, Inc.) of a $9,600,000 loan obtained by the Partnership in 1996, the Partnership contributed three of its operating properties to RRF V Tri-City to provide a bankruptcy remote borrower for the lender. The loan, secured by the properties in RRF V Tri-City, has a principal balance of $9,330,000 at December 31, 1998, and matures on August 1, 2006 with a 9.39% fixed interest rate and a 25 year amortization of principal. The limited partner of RRF V Tri-City is the Partnership and the general partner is Rancon Realty Fund V, Inc. ("RRF V, Inc."), a corporation wholly owned by the Partnership. Since the Partnership owns 100% of RRF V, Inc. and indirectly owns 100% of RRF V Tri-City, the Partnership considers all assets owned by RRF V, Inc. and RRF V Tri-City to be owned by the Partnership.

In 1997, the Partnership entered into an agreement to sell all of its real estate assets to Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Glenborough Properties L.P. ("GPLP") (collectively as the "Buyer"), and then to liquidate the Partnership as described in a Consent Solicitation Statement sent to the Unitholders on October 17, 1997 (and filed with the Securities and Exchange Commission on the same date under cover of Schedule 14A) upon the completion of the sale. In November 1997, the Unitholders consented to the sale of the Partnership's real estate assets and the subsequent liquidation of the Partnership with fifty-nine percent of the total outstanding Units cast in favor of such proposal. However; in December 1997, the General Partner determined that it would be in the best interest of the Partnership to rescind the agreement for the sale of the real estate assets. The General Partner experienced greater than anticipated opposition to the timing of the sale by the

                                  Appendix B-2

Limited Partners who voted against (9% of the outstanding Units), abstained from (1% of the outstanding Units) or did not respond to (30% of the outstanding Units) the proposal. In addition, the General Partner, sensing the beginning of positive changes in the real estate market, believed that holding the Partnership's real estate assets for an additional period of time would provide the Partnership with the opportunity to recognize an appreciation in its value.

As part of the Partnership's agreement with the Buyer to rescind the agreement for the sale of the real estate assets, the Partnership granted to the Buyer a right to match offers for the purchase of the Partnership's properties ("GLB Matching Right"). Pursuant to the GLB Matching Right, the Partnership agreed that if it decided to sell all or any portion of the properties, it would do so by requesting multiple party offers, and upon its decision to accept an offer, the Partnership is required to give prompt written notice to the Buyer of the price and other terms and conditions of the offer upon which it is willing to sell the properties. The Buyer has ten days after receipt of the written notice to accept or reject the purchase price and other terms and conditions of the sale. If the Buyer exercises its matching right, the Partnership and the Buyer must promptly execute a purchase agreement, and if on the other hand, the Buyer notifies the Partnership that it does not intend to or fails to respond within the ten day period, the Partnership has the right to sell the properties to the third party offerer on the identical terms and conditions as set forth in the Partnership's notice to the Buyer.

The General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership. The General Partner hopes to mail consent solicitation materials to the Limited Partners in the second quarter of 1999 and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission (the "Commission"). Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the Limited Partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999 and distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which is not expected to occur prior to at least early to mid-2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date of the filing of this Annual Report on Form 10-K with the Commission, entered into any agreement for the sale of its remaining properties. If the Limited Partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

The discussion above contains forward-looking statements regarding the Partnership's plans, goals and expectations, including statements regarding the Partnership's estimate of the timing of the sale of the Partnership's remaining properties, the distribution of proceeds and the liquidation of the Partnership. Forward-looking statements are necessarily speculative, there being certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in the forward-looking statements. The General Partners' current plans are subject to change, including in the event of changes in general business and economic conditions as well as changes in the local real estate markets where the Partnership's properties are located. There can be no assurance that regulatory approval will be obtained, if and when consent solicitation materials will be mailed to Limited Partners, that a proposal for the sale of all of the Partnership's remaining properties and liquidation of the Partnership will be approved, or if and when the properties will be sold, the proceeds distributed and the Partnership liquidated. The timing of any sale of the Partnership's remaining properties, the distribution of proceeds, and the

                                  Appendix B-3
liquidation of the Partnership are subject to various and significant uncertainties, many of which are beyond the Partnership's control and which could delay any sale of the Partnership's remaining properties, liquidation of the Partnership, and distribution of proceeds significantly beyond the time periods estimated above. Among such uncertainties are the date when any consent solicitation materials are mailed to the Limited partners, the date when consent of the Limited Partners is obtained (assuming it is obtained), the demand for the Partnership's properties by potential purchasers, the availability of capital for potential purchasers, the actual dates when properties are sold, and the duration of any installment sales of any of the properties.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the Limited Partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

Competition Within the Market

The Partnership competes in the leasing and sale of its properties primarily with other available properties in the local real estate market. Management is not aware of any specific competitors of the Partnership's properties doing business on a significant scale in the local market. Management believes that characteristics influencing the competitiveness of a real estate project are the geographic location of the property, the professionalism of the property manager and the maintenance and appearance of the property, in addition to external factors such as general economic circumstances, trends, and the existence of new, competing properties in the vicinity. Additional competitive factors with respect to commercial and industrial properties are the ease of access to the property, the adequacy of related facilities, such as parking, and the ability to provide rent concessions and tenant improvements commensurate with local market conditions. Although management believes the Partnership properties are competitive with comparable properties as to those factors within the Partnership's control, over-building and other external factors could adversely affect the ability of the Partnership to attract and retain tenants. The marketability of the properties may also be affected (either positively or negatively) by these factors as well as by changes in general or local economic conditions, including prevailing interest rates. Depending on market and economic conditions, the Partnership may be required to retain ownership of its properties for periods longer than anticipated, or may need to sell earlier than anticipated or refinance a property, at a time or under terms and conditions that are less advantageous than would be the case if unfavorable economic or market conditions did not exist.

Working Capital

The Partnership's practice is to maintain cash reserves for normal repairs, replacements, working capital and other contingencies. The Partnership knows of no statistical information which allows comparison of its cash reserves to those of its competitors.

Item 2.           Properties

Tri-City Corporate Centre

On June 3, 1985, the Partnership acquired 76.21 acres of partially developed land in Tri-City for a total acquisition price of $14,118,000. In 1984 and 1985, a total of 76.56 acres within Tri-City was acquired by Fund IV.

                                  Appendix B-4

Tri-City Corporate Center is located at the northeastern quadrant of the intersection of Interstate 10 (San Bernardino Freeway) and Waterman Avenue in the southernmost part of the City of San Bernardino, and is in the heart of the Inland Empire, the most densely populated area of San Bernardino and Riverside counties.

The   Partnership  has  constructed  and  owns  the  following  eight  operating properties in Tri-City:

      Property                          Type                       Square Feet
      --------                          ----                       -----------


One Carnegie Plaza            Two, two story office buildings         107,276
Two Carnegie Plaza            Two story office building                68,956
Carnegie Business Center II   Two R & D buildings                      50,867
Santa Fe                      One story office building                36,288
Lakeside Tower                Six story office building               112,747
One Parkside                  Four story office building               70,069
Bally's Health Club           Health club facility                     25,000
Outback Steakhouse            Restaurant                                6,500

These properties total approximately 478,000 leasable square feet and offer a wide range of commercial, R & D and office product to the market.

The Inland Empire is generally broken down into two major markets, Inland Empire East and Inland Empire West. Tri-City Corporate Centre is located within the Inland Empire East market, which consists of a total of 10,440,330 square feet of office space and an overall vacancy rate of approximately 25% as of December 31, 1998, according to research conducted by an independent broker.

Within the Tri-City Corporate Centre at December 31, 1998, the Partnership has 395,336 square feet of office space with a vacancy rate of 22%, 50,867 square feet of R & D space with a vacancy rate of 22% and 31,500 square feet of commercial space with a 0% vacancy rate.

Occupancy levels for the Partnership's Tri-City buildings at December 31, 1998, 1997 and 1996, and November 30, 1995 and 1994, expressed as a percentage of the total net rentable square feet, are as follows:

                                       December 31,            November 30,
                                       ------------            ------------
                               1998       1997     1996      1995       1994
                               ----       ----     ----      ----       ----

One Carnegie Plaza               50%      85%      87%        93%        66%
Two Carnegie Plaza               82%      81%      83%        87%        86%
Carnegie Business Center II      78%      74%      65%        68%        76%
Santa Fe                        100%     100%     100%       100%       100%
Lakeside Tower                   93%      86%      90%        69%        76%
One Parkside                     79%      66%      92%        83%        83%
Bally's Health Club             100%     100%     100%        N/A        N/A
Outback Steakhouse              100%     100%     100%        N/A        N/A

In 1998, management renewed 12 leases totaling 47,938 square feet, expanded two existing tenants by 20,450 square feet and executed 16 new leases totaling 45,274 square feet of space. Also in 1998, there were various vacancies of tenants, the most noteworthy of which was a 35,300 square foot tenant who exercised its right to terminate its lease on February 1, 1998. In 1999, 21 leases totaling 89,809 square feet are due to expire. Management is currently negotiating lease renewals for three tenants totaling 8,800 square feet of space, while four tenants occupying 6,332 square feet of space have vacated or have indicated that they will vacate upon their lease expiration. The remaining tenants occupying 74,677 square feet of space, with lease expirations in the latter part of 1999 have not yet indicated whether they will renew their lease or vacate the premises.

                                  Appendix B-5

The annual effective rent per square foot for the years ended December 31, 1998, 1997 and 1996 and the year ended November 30, 1995 were:

                              1998         1997            1996        1995
                              ----         ----            ----        ----

One Carnegie Plaza            $14.96      $  14.74     $   14.85     $   13.57
Two Carnegie Plaza            $15.41      $  15.70     $   15.91     $   16.50
Carnegie Business Center II   $10.56      $  10.73     $   10.91     $   11.11
Santa Fe                      $17.03      $  16.87     $   16.64     $   16.50
Lakeside Tower                $18.59      $  17.43     $   16.72     $   18.58
One Parkside                  $18.19      $  17.80     $   17.86     $   18.23
Bally's Health Club           $ 9.85      $  9.85      $   9.85           N/A
Outback Steakhouse            $13.85      $  13.85     $  13.85           N/A

Annual effective rent is calculated by dividing the aggregate of annualized current month rental income for each tenant by the total square feet occupied at the property.

At December 31, 1998, the Partnership's Tri-City annual rental rates ranged from $13.80 to $21.00 per square foot for office space; $7.20 to $11.40 per square foot for R & D space; and $9.85 to $13.85 per square foot for commercial space.

According to research conducted by the Partnership's property manager, the average annual effective rent per square foot for office space in the Partnership's competitive market ranges from $13.08 to $20.16. Since there is no comparable R & D or commercial space in the market, management has determined the asking rents based on discussions with independent leasing brokers.

The Partnership's Tri-City properties had the following four tenants which occupied a significant portion of the net rentable square footage as of December 31, 1998:

                       Atchison, Topeka                           Holiday Spa
                       and Santa Fe   Sterling     Chicago        Health
      Tenant           Railway Co.    Software     Title          Club
      ------           -----------    --------     -----          ----

                                      One Carnegie                Bally's
Building               Santa Fe       Plaza        One Parkside   Health Club

                                                   Real Estate
Nature of Business     Transportation Software     Services       Health Club

Lease Term             10 yrs.        5 yrs.       10 yrs.        14 yrs.

Expiration Date        9/30/99        11/30/00     2/03/04        12/31/10

Square Feet            36,288          26,144      31,249         25,000

(% of rentable total)  8%             5%           7%             5%

Annual Rent            $618,135       $362,915     $560,151       $246,250

Future Rent Increases  None           2% in 1999   None           15% in 2001
                                                                  and 2006

Renewal Options        Four 5-yr.     Two 3-yr.    None           Three 5-yr.
                       options        options                     options

Based on management's discussions with Atchison, Topeka and Santa Fe Railway Company, the tenant plans on exercising its option to extend the term of the lease for 5 years.

                                  Appendix B-6

In the opinion of management, the properties are adequately covered by insurance.

The Partnership's Tri-City rental properties are owned by the Partnership, in fee, subject to the following notes and deeds of trust:

                                   One                   Lakeside Tower,
                                Carnegie                One Parkside and
Security                          Plaza                Two Carnegie Plaza
--------                          -----                ------------------

Principal balance
 at December 31, 1998          $4,178,000                  $9,330,000

Interest Rate                     8.25%                       9.39%

Monthly Payment                  $33,995                     $83,142

Maturity Date                   12/01/01                     8/1/06

During 1998 the Partnership's Tri-City rental properties were assessed $651,000 in property taxes based on an average realty tax rate of 1.11%.

Tri-City Land
-------------

Approximately 14 acres of the Tri-City land owned by the Partnership remains undeveloped. The Partnership's intention has been to develop parcels of this land as tenants become available or dispose of the property at the optimal time and sales price. During 1997, management determined that the carrying value of the land was in excess of its estimated fair value and, accordingly, recorded a provision for impairment of the real estate. See footnote 3 in Item 14 for further discussion.

During 1998, the Partnership's Tri-City land was assessed $479,000 in property taxes based on an average realty tax rate of 3.57% (which includes 2.46% in additional assessments).

Rancon Centre Ontario
---------------------

In 1987, the Partnership acquired approximately 56.3 acres of undeveloped land in Ontario, San Bernardino County, California, for a purchase price of $5,905,000. The property is immediately north of Interstate 10 near Interstate 15 and is zoned for industrial and light manufacturing use.

The Partnership completed the first of three phases of development in 1988, consisting of seven distribution-center buildings totaling 326,000 square feet of which two buildings totaling 81,000 square feet have been sold. In an effort to facilitate build-to-suits, the Partnership purchased a 5.76-acre parcel of land in December 1995 located between Phase II and Phase III. This purchase prevented development adverse to the Partnership's interests.

On December 31, 1998, the Partnership sold the 38.5 acres of unimproved land at Rancon Centre Ontario to an unaffiliated third party for $5,500,000. The Partnership recognized a loss on the sale of land of approximately $34,000 and realized net proceeds of $5,266,000, which were added to the cash reserves.

The five remaining distribution center buildings at this property (the "RCO Buildings") had a 38% occupancy rate at December 31, 1998 and 100% occupancy

                                  Appendix B-7
rate at December 31, 1997 and 1996. In 1998, six tenants occupying 225,425 square feet or 92% of the rentable space at this property vacated upon their respective lease termination dates. Two of the six tenants, United Pacific Mills and USCO Distribution Services, Inc. ("USCO") occupied a significant portion of the total square footage of the RCO Buildings. United Pacific Mills, whose five-year lease expired on April 30, 1998, occupied 74,850 square feet or 31% of RCO Buildings. USCO, whose one-year lease expired on June 30, 1998, occupied 50,000 square feet or 20% of RCO Buildings. Reasons cited for not renewing their leases included the need to consolidate into larger facilities and the desire to relocate out of the Ontario area. On January 29, 1999, the Partnership sold the RCO Buildings to an unaffiliated entity for $7,650,000 and realized a gain of approximately $3,309,000. As part of the terms of the sale, the Partnership loaned $5,715,000 to the buyer (the "RCO Note"). The RCO Note is secured by a deed of trust encumbering the RCO Buildings, bears interest at 8% and matures on January 1, 2000. The sale generated net proceeds of $1,648,000 which were added to the cash reserves.

At December 31, 1998 and at the time of sale, the RCO Buildings were unencumbered.

During 1998, the RCO Buildings and the unimproved land were assessed $87,000 and $61,000 in property taxes, respectively, based on an average realty tax rate of 1.0531%.

Perris-Ethanac Road
-------------------

In 1989, the Partnership purchased 23.8 acres of unimproved land at the intersection of Ethanac Road and Interstate 215 in Perris, Riverside County, California, for a purchase price of $2,780,000. The property is zoned for commercial uses and is adjacent to a freeway interchange. There has been no development of this property to date.

As of December 31, 1997, the Perris-Ethanac land had a carrying value of $775,000. In 1998, management determined that the carrying value of the Perris-Ethanac land was in excess of its estimated fair value and, accordingly, recorded a provision for impairment of the real estate of $323,000. In December 1998, the Partnership entered into an agreement to sell the Perris-Ethanac land to an unaffiliated third party for $502,200. On January 20, 1999, the Perris-Ethanac land was sold and the Partnership realized a net loss of the sale of approximately $6,000 and received $446,000 of net sales proceeds which were added to cash reserves. At December 31, 1998 and at the time of sale, the Perris-Ethanac Road property was unencumbered.

During 1998, the Perris-Ethanac Road property was assessed $23,000 in property taxes based on an average realty tax rate of 1.06%.

Perris-Nuevo Road
-----------------

On December 28, 1989, the Partnership acquired approximately 83 acres of undeveloped property at the intersection of Nuevo Road and Interstate 215 in Perris, Riverside County, California for a purchase price of $5,140,000 in an all cash transaction. The property is zoned for light industrial, commercial and retail use. There has been no development of this property to date.

In December 1998, the Partnership entered into an agreement to sell the Perris-Nuevo land to an a third party buyer for $675,000, of which $475,000 is payable by a promissory note, secured by the land, bearing interest rate of 6% per annum, with principal and interest due November 15, 1999. The sale closed escrow on January 29, 1999 and realized net proceeds of $135,000.At December 31, 1998 and at the time of sale, the Perris-Nuevo Road Property was unencumbered.

                                  Appendix B-8

During 1998, the Perris-Nuevo Road property was assessed $92,000 in property taxes based on an average realty tax rate of 7.05% (which includes 6.04% in additional assessments).

Item 3.    Legal Proceedings

None.

Item 4.    Submission of Matters to a Vote of Security Holders

No matters were submitted to a vote of the Limited Partners during the fourth quarter of 1998.

                                     Part II

Item 5.     Market for Partnership's Common Equity and Related Stockholder
            Matters

Market Information
------------------

There is no established trading market for the Units issued by the Partnership.

Holders
-------

As of December 31, 1998, there were 12,063 holders of Partnership Units.

Dividends
---------

Distributions are paid from either Cash From Operations or Cash From Sales or Refinancing (as such terms are defined in the Partnership Agreement).

Cash From Operations includes all cash receipts from operations in the ordinary course of business (except for the sale, exchange or other disposition of real property in the ordinary course of business) after deducting payments for operating expenses. All distributions of Cash From Operations are paid in the ratio of 90% to the Limited Partners and 10% to the General Partners.

Cash From Sales or Refinancing is the net cash realized by the Partnership from the sale, disposition or refinancing of any property after retirement of applicable mortgage debt and all expenses related to the transaction, together with interest on any notes taken back by the Partnership upon the sale of a property. All distributions of Cash From Sales or Refinancing are generally allocated as follows: (i) first, 1 percent to the General Partner and 99 percent to the Limited Partners until the Limited Partners have received an amount equal to their capital contributions; (ii) second, 1 percent to the General Partner and 99 percent to the Limited Partners until the Limited Partners have received a 12 percent return on their unreturned capital contributions (less prior distributions of Cash From Operations); (iii) third, 1 percent to the General Partner and 99 percent to the Limited Partners who purchased their Units prior to April 1, 1986, to the extent they receive an additional return (depending on the date on which they purchased the Units) on their unreturned capital of either 9 percent, 6 percent or 3 percent (calculated through the anniversary date of the purchase of the Units); (iv) fourth, 99 percent to the General Partner and 1 percent to the Limited Partners until the General Partner has received an amount equal to 20 percent of all distributions of Cash From Sales or Refinancing previously made under clauses (ii) and (iii) above, reduced by the amount of prior distributions made to the General Partner under clauses (ii) and (iii); and (v) fifth, the balance 20 percent to the General Partner and 80 percent to the Limited Partners. A more explicit statement of the distribution policies is set forth in the Partnership Agreement.

There were no distributions made by the Partnership during the three most recent fiscal years.


                                  Appendix B-9

Item 6.           Selected Financial Data

The following is selected financial data for the years ended December 31, 1998, 1997 and 1996, the one month ended December 31, 1995, and the years ended November 30, 1995, and 1994 (in thousands, except per Unit data).

                                                 For the one       For the
                        For the years ended      month ended     years ended
                           December 31,          December  31,   November 30,
                      -------------------------  ------------- ---------------
                        1998       1997    1996      1995      1995      1994
                        ----       ----    ----      ----      ----      ----

Rental income          $ 6,387   $ 6,894  $ 6,969  $   461  $   6,200  $ 6,023

Loss on sale of real
 estate                $   (34)  $    --  $    --  $    --  $      --  $  (391)

Provision for
 impairment of real
 estate investments    $  (323)  $(1,688) $    --  $    --  $ (14,760) $(2,965)

Net loss               $(1,747)  $(3,293) $(1,307) $  (199) $ (16,148) $(5,558)

Net loss allocable
   to Limited Partners $(1,730)  $(3,260) $(1,294) $  (197) $ (15,986) $(5,503)

Net loss per Unit      $(17.92)  $(32.68) $(12.97) $ (1.97) $(160.18)  $(55.11)

Total assets           $47,625   $50,191  $54,193  $50,175  $  51,347  $64,771

Long-term obligations  $13,508   $13,684  $13,845  $ 8,615  $   8,621  $ 6,209

Cash distributions
 per Unit              $    --   $    --  $    --  $    --  $      --  $    --

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

The following discussions should be read in conjunction with the financial statements and the notes thereto in Item 14 of Part IV.

As of December 31, 1998, the Partnership had cash of $3,073,000 (exclusive of $353,000 in pledged cash). The remainder of the Partnership's assets consisted primarily of its net investments in real estate totaling approximately $35,841,000, which includes $28,572,000 in rental properties, $3,970,000 in rental property held for sale, $2,702,000 of land held for development within the Tri-City area, and $597,000 of undeveloped land held for sale in Perris, California.

The Partnership's business strategy has been to focus on the eventual disposition of its assets at the optimal time and sales price. As discussed in
Item 1, the General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership, and the General Partner has filed preliminary consent solicitation materials with the Securities and Exchange Commission.

In 1998 and 1997, management determined that the carrying values of certain of the Partnership's land held for development and the land held for sale were in excess of the estimated fair value of such property and recorded provisions for impairment of real estate investments totaling $323,000 and $1,688,000 in 1998 and 1997, respectively.

                                 Appendix B-10

Operationally, the Partnership's primary sources of funds consist of cash provided by its rental activities. Other sources of funds may include permanent financing, property sales, interest income on certificates of deposit and other deposits of funds invested temporarily. Cash generated from property sales are generally added to the Partnership's cash reserves, pending use in development of other properties, or are distributed to the partners.

The Partnership's pledged cash consists primarily of a certificate of deposit held as collateral for subdivision improvement bonds relating to the
Perris-Nuevo property owned by the Partnership. Upon the sale of the Perris-Nuevo land in January 1999, the cash collateral was released to the Partnership.

The increase in prepaid expenses and other assets is due to the $5,487,000 of net sales proceeds held in an escrow account upon the December 31, 1998 sale of the Ontario land.

In January 1999, the Partnership sold the RCO Buildings and the Perris-Nuevo and the Perris-Ethanac land parcels. The Partnership received a total of $2,229,000 of net proceeds upon the sales, which were added to the cash reserves. In addition, the Partnership loaned the buyer of the RCO Buildings $5,715,000 and the buyer of the Perris-Nuevo land $475,000. The note secured by the RCO Buildings bears interest at 8% per annum and matures on January 1, 2000. The note secured by the Perris-Nuevo land bears interest at 6% per annum and matures on November 15, 1999.

The Partnership is contingently liable for subordinated real estate commissions payable to the General Partner in the amount of $102,000 at December 31, 1998. The subordinated real estate commissions are payable only after the Limited Partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are limited, the liability has not been recognized in the accompanying financial statements; however, the amount will be recorded when and if it becomes payable.

Aside from the foregoing and the current plan to potentially sell all of the Partnership's remaining properties and liquidate the Partnership, the Partnership knows of no demands, commitments, events or uncertainties, which might effect its liquidity or capital resources in any material respect. The effect of inflation on the Partnership's business should be no greater than its effect on the economy as a whole. In addition, the Partnership is not subject to any covenants pursuant to its secured debt that would constrain its ability to obtain additional capital.

Management believes that the Partnership's cash balance as of December 31, 1998 together with the cash from operations, sales and financing, will be sufficient to finance the Partnership's and the properties' continued operations and development plans, on a short-term basis and for the reasonably foreseeable future. There can be no assurance that the Partnership's results of operations will not fluctuate in the future and at times affect its ability to meet its operating requirements.

RESULTS OF OPERATIONS
---------------------

1998 versus 1997
----------------

Revenue
-------

Rental income decreased $507,000 or 7% for the year ended December 31, 1998 compared to the year ended December 31, 1997 due primarily to the decline in occupancy at One Carnegie Plaza and Rancon Centre Ontario.

                                 Appendix B-11

Occupancy rates at the Partnership's Tri-City and Rancon Centre Ontario properties as of December 31, 1998, 1997 and 1996, and November 30, 1995 and 1994 were as follows:

                                  December 31,             November 30,
                         -------------------------      ---------------
                         1998       1997      1996      1995      1994

One Carnegie Plaza         50%       85%       87%       93%       66%
Two Carnegie Plaza         82%       81%       83%       87%       86%
Carnegie Business
 Center II                 78%       74%       65%       68%       76%
Lakeside Tower             93%       86%       90%       69%       76%
Santa Fe                  100%      100%      100%      100%      100%
One Parkside               79%       66%       92%       83%       83%
Rancon Centre Ontario      38%      100%      100%       92%      100%
Bally's Health Club       100%      100%      100%       N/A       N/A
Outback Steakhouse        100%      100%      100%       N/A       N/A

The 35-percentage point drop in occupancy at One Carnegie Plaza from December 31, 1997 to December 31, 1998 is a result of a tenant, who occupied 35,300 square feet, vacating on February 1, 1998 and relocating to a state owned building. Management is marketing this vacant space for lease and is negotiating lease terms with a prospective tenant for 17,000 square feet of space. The 62-percentage point drop in occupancy at Rancon Centre Ontario is due to three tenants, who occupied an aggregate 151,850 square feet of space, vacating upon their lease expirations during 1998. On January 29, 1999, the Partnership sold the Rancon Centre Ontario rental property (see Note 11).

The Atchison, Topeka and Santa Fe Railway Company, Sterling Software, Chicago Title and Holiday Spa Health Club, occupy substantial portions of leased space at Tri-City with leases expiring at various dates between September, 1999 and December, 2010. Based on management's discussions with Atchison, Topeka and Santa Fe Railway Company, the tenant plans on exercising its option to extend the term of the lease for 5 years. These four tenants, in the aggregate, occupy approximately 118,681 square feet of the 478,000 total leasable square feet at Tri-City and account for approximately 33% of the rental income generated at Tri-City and approximately 28% of the total rental income for the Partnership.

Interest and other income for the year ended December 31, 1998 decreased $42,000 or 11% from the year ended December 31, 1997 due to a decrease in interest income as the average invested cash balance in 1998 was lower than that in 1997.

Expenses
--------

Operating expenses decreased $33,000 or 1% during the year ended December 31, 1998 compared to the year ended December 31, 1997. This decrease in operating costs associated with decreased occupancy at One Carnegie Plaza and Rancon Centre Ontario was offset by increased operating costs due to increased occupancy at Lakeside Tower, One Parkside and Carnegie Business Center II.

Interest expense remained consistent during the year ended December 31, 1998 as compared to the year ended December 31, 1997.

Depreciation and amortization expense decreased $317,000 or 15% during the year ended December 31, 1998 compared to the year ended December 31, 1997 due to

                                 Appendix B-12
tenant improvements and lease commissions becoming fully amortized during 1998, and due to ceasing depreciation of Rancon Centre Ontario upon reclassification of the property to held for sale.

In 1998 and 1997, management determined that the carrying values of the land held for development and the land held for sale were in excess of the estimated fair value of such property and, accordingly, recorded provisions for impairment of real estate investments.
The fair values were based on independent appraisals of the Partnerships' real estate.

The Partnership made the following provisions to reduce the carrying value of investments in real estate for the years ended December 31, 1998 and 1997:

                                                      1998              1997
                                                      ----              ----

Land held for development:
  San Bernardino, CA                            $         --       $   1,603,000

Land held for sale:
  60.14 acres in Perris, CA  (Perris-Nuevo)               --              85,000
  23.8 acres in Perris, CA (Perris-Ethanac)          323,000                  --
  ----                                               -------            --------

           Total provision for impairment
              of real estate investments        $    323,000       $   1,688,000
                                                ============       =============

Expenses associated with undeveloped land decreased $58,000 or 9% during the year ended December 31, 1998 compared to December 31, 1997 due primarily to a decrease in maintenance association dues in 1998.

The loss on sale of real estate during the year ended December 31, 1998 resulted from the sale of the 38.5 acres of unimproved land in Rancon Centre Ontario.

General and administrative expenses remained consistent during the year ended December 31, 1998 as compared to the year ended December 31, 1997.

The $125,000 and $479,000 of proposed dissolution costs in 1998 and 1997, respectively, is for work performed and expenses incurred while exploring the possibilities of selling all of the Partnership's Properties followed by a liquidation. See Item 1 for further detail.

1997 versus 1996
----------------

Revenue
-------

Rental income for the year ended December 31, 1997 remained comparable to the year ended December 31, 1996. The decrease in occupancy as of December 31, 1997 compared to December 31, 1996 at One Carnegie, Two Carnegie, Lakeside Tower and One Parkside was offset by an increase in occupancy at Carnegie Business Center II as well as a full year of rental income for Outback Steakhouse in 1997 versus less than three months in 1996.

Interest and other income for the year ended December 31, 1997 increased $173,000 or 84% from the year ended December 31, 1996 due to the increase in cash reserves as a result of the proceeds of the permanent financing obtained by the Partnership in May 1996.

                                  Appendix B-13

Expenses
--------

All expenses except for the provision for impairment of investments in real estate and proposed dissolution costs remained consistent during the year ended December 31, 1997 as compared to the year ended December 31, 1996.

Year 2000 Compliance
--------------------

State of Readiness. Glenborough Corporation (Glenborough), the Partnership's asset and property manager, utilizes a number of computer software programs and operating systems. These programs and systems primarily comprise information technology systems ("IT Systems") (i.e., software programs and computer operating systems) that serve the management operations. Although the Partnership does not utilize any significant IT Systems of its own, it does utilize embedded systems such as devices used to control, monitor or assist the operation of equipment and machinery systems (e.g., HVAC, fire safety and security) at its properties ("Property Systems"). To the extent that software applications contain a source code that is unable to appropriately interpret the upcoming calendar year "2000" and beyond, some level of modification or replacement of these IT Systems and Property Systems will be necessary.

IT Systems. Employing a team made up of internal personnel and third-party consultants Glenborough has completed an identification of IT Systems, including hardware components that are not yet Year 2000 compliant. To the best of Glenborough's knowledge based on available information and a reasonable level of inquiry and investigation, such upgrading as appears to be called for under the circumstances has been completed in accordance with prevailing industry practice. Glenborough has commenced a testing program which will be completed during 1999. In addition, the Partnership is currently communicating with third parties with whom it does significant business, such as financial institutions, tenants and vendors, to determine their readiness for Year 2000 compliance.

Property Systems. An identification of Property Systems, including hardware components, that are not yet Year 2000 compliant, has also been completed. Upgrading of such systems as appears to be called for under the circumstances based on available information and a reasonable level of inquiry and investigation, and in accordance with prevailing industry practice has commenced. Upon completion of such upgrading, a testing program will be initiated and completed during 1999. To the best of Glenborough's knowledge, the Partnership has no Property Systems, the failure of which would have a material effect on its operations.

Costs of Addressing Year 2000 issues. Given the information known at this time about systems that are non-compliant, coupled with ongoing, normal course-of business efforts to upgrade or replace critical systems, as necessary, the Partnership does not expect Year 2000 compliance costs to have a material adverse impact on its liquidity or ongoing results of operations. The costs of assessment and remediation of the Property Systems will be paid by the Partnership as an operating expense.

Risks of Year 2000 issues. In light of the assessment and upgrading efforts to date, and assuming completion of the planned, normal course-of-business upgrades and subsequent testing, the Partnership believes that any residual Year 2000 risk will be limited to non-critical business applications and support hardware, and to short-term interruptions affecting Property Systems which, if they occur at all, will not be material to overall operations. Glenborough and the Partnership believe that all IT Systems and Property Systems will be Year 2000 compliant and that compliance will not materially adversely affect its future

                                 Appendix B-14
liquidity or results of operations or its ability to service debt. However, absolute assurance that this is the case cannot be given.

Contingency Plans. The Partnership is currently developing a contingency plan for all operations which will address the most reasonably likely worst case scenario regarding Year 2000 compliance. Such a plan, however, will recognize material limitations on the ability to respond to major regional or industrial failures such as power outages or communications breakdowns. Management expects such a contingency plan to be completed during 1999.

Item 8.    Financial Statements and Supplementary Data

For information with respect to this Item 8, see Financial Statements and Schedules as listed in Item 14.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

                                    Part III

Item 10.   Directors and Executive Officers of the Partnership

Daniel Lee Stephenson and RFC are the general partners of the Partnership. The executive officer and director of RFC is:

Daniel L. Stephenson        Director, President, Chief Executive Officer
                             and Chief Financial Officer

There is no fixed term of office for Mr. Stephenson.

Mr.  Stephenson,  age 55, founded RFC (formerly known as Rancon  Corporation) in
---------------
1971 for the purpose of establishing itself as a commercial, industrial and residential property syndication, development and brokerage concern. Mr. Stephenson has, from inception, held the position of Director. In addition, Mr. Stephenson was President and Chief Executive Officer of RFC from 1971 to 1986, from August 1991 to September 1992 and from March 31, 1995 to present. Mr. Stephenson is Chairman of the Board of PacWest Group, Inc., a real estate firm that has acquired a portfolio of assets from the Resolution Trust Corporation.

Item 11.   Executive Compensation

The Partnership has no executive officers. For information relating to fees, compensation, reimbursement and distributions paid to related parties, reference is made to Item 13 below.

Item 12.   Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

No person is known by the Partnership to be the beneficial owner of more than 5% of the Units.

                                 Appendix B-15

Security Ownership of Management

    Title                                      Amount and Nature of    Percent
  of Class    Name of Beneficial Owner         Beneficial Ownership   of Class
  --------    ------------------------         --------------------   --------

    Units     Daniel Lee Stephenson (IRA)          3 Units (direct)   *
    Units     Daniel Lee Stephenson Family T     100 Units (direct)   *

*  Less than 1 percent

Changes in Control
------------------

The Limited Partners have no right, power or authority to act for or bind the Partnership. However, the Limited Partners generally have the power to vote upon the following matters affecting the basic structure of the Partnership, passage of each of which requires the approval of Limited Partners holding a majority of the outstanding Units: (i) amendment of the Partnership's Partnership Agreement;
(ii) termination and dissolution of the Partnership; (iii) sale, exchange or pledge of all or substantially all of the assets of the Partnership; (iv) removal of the General Partner or any successor General Partner; (v) election of a new General Partner or General Partners upon the removal, retirement, death, insanity, insolvency, bankruptcy or dissolution of the General Partner or any successor General Partner; (vi) modification of the terms of any agreement between the Partnership and the General Partner or an affiliate of the General Partner; and (vii) extension of the term of the Partnership.


Item 13.   Certain Relationships and Related Transactions

During the year ended December 31, 1998, the Partnership did not incur any expenses or costs reimbursable to RFC or any other affiliate of the Partnership.

                                     Part IV

Item 14.   Exhibits, Financial Statement Schedules, and Reports on Form 8-K

       (a)  The following documents are filed as part of the report

              (1)  Financial Statements:

                   Report of Independent Public Accountants

                   Consolidated Balance Sheets as of December 31, 1998 and 1997

                   Consolidated Statements of Operations for the years ended
                    December 31, 1998, 1997 and 1996

                   Consolidated Statements of Partners' Equity (Deficit) for the years ended December 31, 1998, 1997 and 1996

                   Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996

                                 Appendix B-16

                   Notes to Consolidated Financial Statements

              (2)  Financial Statement Schedule:

                   Schedule III -- Real Estate and Accumulated Depreciation as of December 31, 1998 and Note thereto

                   All  other   schedules  are  omitted  because  they  are  not
                   applicable or the required information is shown in the financial statements or notes thereto.

              (3) Exhibits:

                    (3.1) Amended and Restated Agreement of Limited Partnership of the Partnership (included as Exhibit B to the Prospectus dated March 3, 1988, filed pursuant to Rule 424(b), File Number 2-97837, is incorporated herein by reference).

                    (3.2) Third Amendment to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated April 1, 1989 (filed as Exhibit 3.2 to the
                           Partnership's annual report on Form 10-K for the fiscal year ended November 30, 1991 is incorporated herein by reference).

                    (3.3) Fourth Amendment to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated March 11, 1992 (filed as Exhibit 3.3 to the Partnership's annual report on Form 10-K for the fiscal year ended November 30, 1991 is incorporated herein by reference).

                    (3.4) Limited Partnership Agreement of RRF V Tri-City Limited Partnership, A Delaware limited partnership of which Rancon Realty Fund V, A California Limited Partnership is the limited partner (filed as Exhibit
                           3.4 to the Partnership's annual report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference).

                   (10.1) First Amendment to the Second Amended Management, administration and consulting agreement for services rendered by Glenborough Corporation dated August 31, 1998.

                   (10.2) Management, administration and consulting agreement and amendment thereto for services rendered by Glenborough Inland Corporation dated December 20, 1994 and March 30, 1995, respectively (filed as
                           Exhibit 10.2 to the Partnership's annual report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference).

                   (10.3) Promissory note in the amount of $9,600,000 dated May 9, 1996 secured by Deeds of Trust on three of the Partnership Properties (filed as Exhibit 10.3 to the Partnership's annual report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference).

                    (27)   Financial Data Schedule

                                 Appendix B-17

         (b)  Reports on Form 8-K

              On January 14, 1999, the Partnership filed a report on Form 8-K reporting under Item 2 thereof the sale of the 38.5 acres of unimproved land in Rancon Centre Ontario and including under Item 7 thereof certain pro forma financial statements with respect thereto.

              On February 12, 1999, the Partnership filed a report on Form 8-K reporting under Item 2 thereof the sales of the Rancon Centre Ontario Buildings, the Perris-Nuevo land and the Perris-Ethanac land and including under Item 7 thereof certain pro forma financial statements with respect thereto (including the sale of the 38.5 acres of unimproved land in Rancon Centre Ontario).

                                   SIGNATURES

Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               RANCON REALTY FUND V,
                               a California Limited Partnership

                               By:    Rancon Financial Corporation
                                      a California corporation
                                      its General Partner


Date:    March  30, 1999              By:     /s/  DANIEL L. STEPHENSON
                                         --------------------------------------
                                          Daniel L. Stephenson, President


                                By:     /s/  DANIEL L. STEPHENSON
                                   --------------------------------------
                                    Daniel L. Stephenson, General Partner






                                 Appendix B-18

                          INDEX TO FINANCIAL STATEMENTS
                                  AND SCHEDULE


         Financial Statements and Schedule                             Page
         ---------------------------------

         Financial Statements:

         Report of Independent Public Accountants                       B-20

         Consolidated Balance Sheets as of December 31, 1998
         and 1997                                                       B-21

         Consolidated  Statements of Operations for the years
         ended  December 31, 1998,  1997 and 1996                       B-22

         Consolidated  Statements of Partners'  Equity (Deficit)
         for the years ended December 31, 1998, 1997 and 1996           B-23

         Consolidated  Statements of Cash Flows for the years
         ended  December 31, 1998,  1997 and 1996                       B-24

         Notes to Consolidated Financial Statements                     B-25

         Schedule:
            III - Real Estate and Accumulated Depreciation
               as of December 31, 1998 and Note thereto                 B-36


All other schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto.

                                 Appendix B-19

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Partners of
RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP:

We have audited the accompanying consolidated balance sheets of RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP as of December 31, 1998 and 1997, and the related consolidated statements of operations, partners' equity (deficit) and cash flows for the years ended December 31, 1998, 1997 and 1996. These consolidated financial statements and the schedule referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP, as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998, 1997 and 1996, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The accompanying schedule listed in the index to financial statements and schedule is presented for purposes of complying with the Securities and Exchange Commission's rules and is not a required part of the basic consolidated financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Arthur Andersen LLP

San Francisco, California
  February 12, 1999


                                 Appendix B-20

                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                           Consolidated Balance Sheets
                           December 31, 1998 and 1997
                    (in thousands, except units outstanding)

                           Assets                          1998          1997
                           ------                          ----          ----
Investments in real estate:
   Rental property, net of accumulated depreciation
    of $16,666 and $16,911 as of December 31, 1998
    and 1997, respectively                              $  28,572   $    33,486
   Rental property held for sale, net                       3,970            --
   Land held for development                                2,702         7,980
   Land held for sale                                         597           920
                                                        ---------    -----------

        Total real estate investments                      35,841        42,386
                                                        ---------    -----------

Cash and cash equivalents                                   3,073         4,361
Pledged cash                                                  353            353
Accounts receivable                                         1,239         1,349
Deferred financing costs and other fees, net of
    accumulated amortization of $2,259 and $1,953
     as of December 31, 1998 and 1997, respectively           998         1,097
Prepaid expenses and other assets                           6,121           645
                                                        ---------    -----------

        Total assets                                    $  47,625   $    50,191
                                                        =========   ===========

           Liabilities and Partners' Equity (Deficit)
           ------------------------------------------
Liabilities:
    Notes payable                                       $  13,508   $    13,684
    Accounts payable and other liabilities                    157           693
    Interest payable                                           73            74
                                                        ---------    -----------

        Total liabilities                                  13,738        14,451
                                                        ---------    -----------

Commitments and contingent liabilities (see Note 9)            --            --

Partners' equity (deficit):
    General partners                                         (971)         (954)
    Limited partners 96,444 and 96,754 limited
    partnership units outstanding at December
    31, 1998 and 1997, respectively                        34,858        36,694
                                                        ---------    -----------

            Total partners' equity                         33,887        35,740
                                                        ---------    -----------

        Total liabilities and partners' equity          $  47,625   $    50,191
                                                        =========   ===========




   The accompanying notes are an integral part of these financial statements.

                                 Appendix B-21


                             RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP


                      Consolidated Statements of Operations
              For the years ended December 31, 1998, 1997 and 1996
         (in thousands, except per unit amounts and units outstanding)


                                               1998        1997         1996
                                               ----        ----         ----
Revenue:
--------

 Rental income                              $    6,387  $    6,894  $    6,969
 Interest and other income                         337         379         206
                                             ---------   ---------   ---------

       Total revenue                             6,724       7,273       7,175
                                             ---------   ---------   ---------
Expenses:
---------
 Operating                                       3,157       3,190       3,257
 Interest expense                                1,283       1,298       1,271
Depreciation and amortization                    1,753       2,065       2,087
 Provision for impairment of
    real estate investments                        323       1,688          --
 Expenses associated with undeveloped land         557         615         629
Loss on sale of real estate                         34          --          --
 General and administrative expenses             1,239       1,231       1,238
 Proposed dissolution costs                        125         479          --
                                             ---------   ---------   ---------

       Total expenses                            8,471      10,566       8,482
                                             ---------   ---------   ---------

Net loss                                    $   (1,747) $   (3,293) $  (1,307)
                                            ==========  ==========  =========

Net loss per limited partnership unit       $   (17.92) $   (32.68) $    (12.97)
                                            ==========  ==========  ===========

Weighted average number of limited
 partnership  units  outstanding
 during each period used to compute net
 loss per limited partnership unit              96,548      99,767      99,767
                                                ======      ======      ======












   The accompanying notes are an integral part of these financial statements.

                                 Appendix B-22

                             RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

              Consolidated Statements of Partners' Equity (Deficit)
              For the years ended December 31, 1998, 1997 and 1996
                                 (in thousands)

                                              General       Limited
                                             Partners      Partners     Total
                                             --------      --------     -----


Balance at December 31, 1995                $     (908) $    42,412  $  41,304

Net loss                                           (13)      (1,294)    (1,307)
                                             ---------   ----------   --------

Balance at December 31, 1996                      (921)      40,918     39,997

Retirement of limited partnership units             --         (964)      (964)

Net loss                                           (33)      (3,260)    (3,293)
                                             ---------   ----------   --------

Balance at December 31, 1997                      (954)      36,694     35,740

 Retirement of limited partnership units            --         (106)      (106)

 Net loss                                          (17)      (1,730)    (1,747)
                                             ---------   ----------   --------

Balance at December 31, 1998                $     (971) $    34,858  $   33,887
                                            ==========  ===========  ==========





















   The accompanying notes are an integral part of these financial statements.

                                 Appendix B-23

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                         Consolidated Statements of Cash
                     Flows For the years ended December 31,
                               1998, 1997 and 1996
                                 (in thousands)


                                                1998        1997        1996
                                                ----        ----        ----

Cash flows from operating activities:
Net loss                                    $   (1,747) $   (3,293)  $  (1,307)
Adjustments to reconcile net loss to net
  cash provided by (used for) operating
     activities:
  Net loss on sales of real estate                  34          --          --
  Depreciation and amortization                  1,753       2,065       2,087
  Amortization of loan fees, included in
     interest expense                               54          54         87
  Provision for impairment of real
     estate investments                            323       1,688         --
  Changes in certain assets and
     liabilities:
     Accounts receivable                           110          45      (1,225)
     Deferred financing costs and other
     fees                                         (207)       (184)       (158)
     Prepaid expenses and other assets          (5,476)        155         206
     Accounts payable and other liabilities       (536)        417          20
     Interest payable                               (1)         (1)         75
                                             ---------   ---------    --------

      Net cash provided by (used for)
       operating activities                     (5,693)        946        (215)
                                             ---------   ---------    --------

Cash flows from investing activities:
  Net proceeds from sale of real estate          5,266          --          --
  Additions to real estate investments            (579)       (467)       (309)
  Pledged cash                                      --          --          (2)
                                             ---------   ---------    --------

     Net cash provided by (used for)
         investing activities                    4,687        (467)       (311)
                                             ---------   ---------    --------

Cash flows from financing activities:
  Net loan proceeds                                 --          --       6,768
  Loan fees paid                                    --          --        (305)
  Notes payable principal payments                (176)       (161)     (1,606)
  Purchase and retirement of
       limited partnership units                  (106)       (964)         --
                                             ---------   ---------    --------

       Net cash provided by (used for)
             financing activities                 (282)     (1,125)      4,857
                                             ---------   ---------    --------

Net increase (decrease) in cash
 and cash equivalents                           (1,288)       (646)      4,331

Cash and cash equivalents at
  beginning of year                              4,361       5,007         676
                                             ---------   ---------    --------

Cash and cash equivalents at end of year    $    3,073  $    4,361   $   5,007
                                            ==========  ==========   =========

Supplemental disclosure of cash
flow information:
--------------------------------
  Cash paid for interest                    $    1,230  $    1,245   $   1,135
                                            ==========  ==========   =========
  Interest capitalized                      $       --  $       --   $      26
                                            ==========  ==========   =========


   The accompanying notes are an integral part of these financial statements.

                                 Appendix B-24

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

Note 1.       ORGANIZATION
              ------------

Rancon Realty Fund V, a California Limited Partnership, ("the Partnership"), was organized in accordance with the provisions of the California Revised Limited Partnership Act for the purpose of acquiring, developing and operating real property. The general partners of the Partnership are Daniel L. Stephenson and Rancon Financial Corporation ("RFC"), hereinafter collectively referred to as the Sponsor or the General Partner. RFC is wholly-owned by Daniel L. Stephenson. The Partnership reached final funding in February, 1989. As of December 31, 1997, a total of 3,246 limited partnership units ("Units") were repurchased and retired as a result of the Partnership's offer to redeem limited partnership units. During the year ended December 31, 1998, an additional 310 units were repurchased and retired by the Partnership. As of December 31, 1998, there were 96,444 Units outstanding.

The General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission with the goal of mailing consent solicitation materials to the Limited Partners in the second quarter of 1999. Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the limited partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999 and distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which the General Partner does not expect will occur prior to at least early to mid-2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date hereof, entered into any agreement for the sale of its remaining properties. If the limited partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the limited partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

Allocation of profits and losses are made pursuant to the terms of the Partnership Agreement. Generally, net income from operations is allocated 90% to the limited partners and 10% to the general partners. Net losses from operations are allocated 99% to the limited partners and 1% to the general partners until such time as a partner's capital account is reduced to zero. Additional losses will be allocated entirely to those partners with positive account balances until such balances are reduced to zero. In no event will the General Partners be allocated less than 1% of net loss for any period.

Effective January 1, 1995, Glenborough Corporation (successor by merger with Glenborough Inland Realty Corporation) ("Glenborough") entered into an agreement with the Partnership and other related Partnerships (collectively, the Rancon Partnerships) to perform or contract on the Partnership's behalf for financial, accounting, data processing, marketing, legal, investor relations, asset and

                                 Appendix B-25

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

development management and consulting services for the Partnership for a period of ten years or until the liquidation of the Partnership, whichever comes first. Effective January 1, 1998, the agreement was amended to eliminate Glenborough's responsibilities for providing investor relations services. In August 1998, the management agreement was further amended to provide Glenborough with a guarantee of a specified amount of asset management and property management fees through December 31, 1999, regardless of whether the Partnership sells any or all of its properties prior to such date. In exchange, Glenborough waived any and all claims related to liquidated damages under the agreement to which it may have otherwise been entitled.

According to the contract, the Partnership will pay Glenborough for its services as follows: (i) a specified asset administration fee, $820,000 in 1998, and $967,000 in 1997 and 1996; (ii) sales fees of 2% for improved properties and 4% for land; (iii) a refinancing fee of 1%; and (iv) a management fee of 5% of gross rental receipts. As part of this agreement, Glenborough will perform certain duties for the General Partner of the Rancon Partnerships. RFC agreed to cooperate with Glenborough, should Glenborough attempt to obtain a majority vote of the limited partners to substitute itself as the Sponsor for the Rancon Partnerships.
Glenborough is not an affiliate of RFC or the Partnership.

Note 2:       Significant Accounting Policies
              -------------------------------

Basis of Accounting - The accompanying  financial  statements have been prepared
-------------------
on the accrual basis of accounting in accordance with generally accepted accounting principles under the presumption that the Partnership will continue as a going concern.

The consent of the Unitholders to a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership will not impact the accounting treatment applied by the Partnership in its financial statements prepared in accordance with generally accepted accounting principles as the liquidation proceeds and the timing thereof are not currently estimable. The Partnership will classify as "held for use" or "held for development", all of its operating and undeveloped properties until such time as an acceptable buyer is identified and an offer which is reasonably assured of consummation is obtained. At that time, the Partnership will reclassify the appropriate portions of its assets to "held for sale" and depreciation of those assets will be discontinued.

When the sale price and timing of the last property disposal is reasonably determinable, the Partnership will adopt liquidation basis accounting in that quarter. At that time, all assets and liabilities will be adjusted to their settlement amounts and an amount to be distributed to the Unitholders upon liquidation will be estimated.

Use of Estimates - The  preparation of financial  statements in conformity  with
----------------
generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

                                 Appendix B-26

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

Risks and Uncertainties - The Partnership's ability to (i) achieve positive cash
-----------------------
flow from operations, (ii) meet its debt obligations, (iii) provide distributions either from operations or the ultimate disposition of the Partnership's properties or (iv) continue as a going concern, may be impacted by changes in interest rates, property values, geographic economic conditions, or the entry of other competitors into the market. The accompanying financial statements do not provide for adjustments with regard to these uncertainties.

New Accounting Pronouncements - In June 1997, the Financial Accounting Standards
-----------------------------
Board issued Statement of Financial Accounting Standards No. 131 (SFAS 131), "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 is effective for fiscal years beginning after December 15, 1997. As the Partnership operates in only one geographic location and one industry, and allocates resources solely for the optimization of the Partnership's overall return, management has determined that no additional disclosure in the Partnership's financial statements is necessary.

Rental Property - Rental  properties,  including the related land, are stated at
---------------
cost unless events or circumstances indicate that cost cannot be recovered, in which case, the carrying value of the property is reduced to its estimated fair value. Estimated fair value: (i) is based upon the Partnership's plans for the continued operations of each property; and (ii) is computed using estimated sales price, as determined by prevailing market values for comparable properties and/or the use of capitalization rates multiplied by annualized rental income based upon the age, construction and use of the building. The fulfillment of the Partnership's plans related to each of its properties is dependent upon, among other things, the presence of economic conditions which will enable the Partnership to continue to hold and operate the properties prior to their eventual sale. Due to uncertainties inherent in the valuation process and in the economy, it is reasonably possible that the actual results of operating and disposing of the Partnership's properties could be materially different than current expectations.

Depreciation is provided using the straight line method over the useful lives of the respective assets.

Rental  Property Held for Sale - Rental  property held for sale is stated at the
------------------------------
lower of cost or estimated fair value less costs to sell. Estimated fair value is based upon prevailing market values for comparable properties and/or the use of capitalization rates multiplied by annualized rental income based upon the age, construction and use of the building. The fulfillment of the Partnership's plans to dispose of property is dependent upon, among other things, the presence of economic conditions which will enable the Partnership to hold the property for eventual sale. The Partnership discontinues depreciating rental property once it is classified as held for sale.

Land Held for Development - Land held for development is stated at cost,  unless
-------------------------
events or circumstances indicate that cost cannot be recovered, in which case the carrying value is reduced to estimated fair value. Estimated fair value: (i) is based on the Partnership's plans for the development of each property; (ii) is computed using estimated sales price, based upon market values for comparable properties, and (iii) considers the cost to complete and the estimated fair value of the completed project. The fulfillment of the Partnership's plans related to each of its properties is dependent upon, among other things, the presence of economic conditions which will enable the Partnership to either hold the properties for eventual sale or obtain financing to further develop the properties.

                                 Appendix B-27

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

Land  Held for  Sale - Land  held for  sale is  stated  at the  lower of cost or
--------------------
estimated fair value less costs to sell. Estimated fair value is based on market values for comparable properties or appraisals prepared by qualified independent third parties. Appraisals are estimates of fair value based upon assumptions about the property and the market in which it is located.

Cash and Cash  Equivalents - The Partnership  considers  certificates of deposit
--------------------------
and money market funds with original maturities of less than ninety days to be cash equivalents.

Fair  Value  of  Financial  Instruments  -  Statement  of  Financial  Accounting
---------------------------------------
Standards No. 107 requires disclosure about fair value for all financial instruments. Based on the borrowing rates currently available to the Company, the carrying amount of debt approximates fair value. Cash and cash equivalents consist of demand deposits, certificates of deposit and short-term investments with financial institutions. The carrying amount of cash and cash equivalents approximates fair value.

Deferred  Financing Costs and Other Fees - Deferred loan fees are amortized on a
----------------------------------------
straight-line basis over the life of the related loan and deferred lease commissions are amortized over the initial fixed term of the related lease agreement.

Rental  Income - Rental  income is  recognized  as  earned  over the life of the
--------------
respective leases.

Net Loss Per Limited Partnership Unit - Net loss per limited partnership unit is
------------------------------------
calculated using the weighted average number of limited partnership units outstanding during the period and the Limited Partners' allocable share of the net loss.

Income  Taxes - No provision  for income  taxes is included in the  accompanying
-------------
financial statements, as the Partnership's results of operations are allocated to the partners for inclusion in their respective income tax returns. Net loss and partners' equity (deficit) for financial reporting purposes will differ from the Partnership income tax return because of different accounting methods used for certain items, including depreciation expense, capitalization of development period interest, income recognition and provisions for impairment of investments in real estate.

Consolidation  - In May,  1996,  the  Partnership  formed  Rancon  Realty Fund V
-------------
Tri-City Limited Partnership, a Delaware limited partnership ("RRF V Tri-City"), as required by the lender of a $9,600,000 loan obtained by the Partnership in 1996. This loan, secured by three of the Partnership's properties, which have been contributed to RRF V Tri-City by the Partnership, has a principal balance of $9,330,000 at December 31, 1998, and matures on August 1, 2006 with a 9.39% fixed interest rate and a 25 year amortization of principal. The limited partner of RRF V Tri-City is the Partnership and the general partner is Rancon Realty Fund V, Inc. ("RRF V, Inc."), a corporation wholly owned by the Partnership. Since the Partnership owns 100% of RRF V, Inc. and indirectly owns 100% of RRF V Tri-City, the financial statements of RRF V, Inc. and RRF V Tri-City have been consolidated with those of the Partnership. All intercompany balances and transactions have been eliminated in the consolidation.

                                 Appendix B-28

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

Reclassifications - Certain prior year balances have been reclassified to conform with the current year presentation.

Note 3.       INVESTMENTS IN REAL ESTATE

Rental property components at December 31, 1998 and 1997 are as follows
-----------------------------------------------------------------------
(in thousands):
---------------
                                          1998                   1997
                                          ----                   ----

Land                                 $        5,449         $        6,586
Buildings                                    27,803                 31,614
Leasehold and other improvements             11,986                 12,197
                                      -------------          -------------
                                             45,238                 50,397
Less:  accumulated depreciation             (16,666)                (16,911)
                                      -------------          -------------
Total rental property                $       28,572         $       33,486
                                     ==============         ==============


The Partnership's rental property includes eight projects at the Tri-City Corporate Centre in San Bernardino, California.

Rental Property Held for Sale at December 31, 1998
--------------------------------------------------

The Partnership began marketing the Rancon Center Ontario property for sale in 1998. Accordingly, in August 1998, the Partnership reclassified $ 3,970,000 (net of $1,746,000 of accumulated depreciation) from rental property to real estate held for sale and ceased depreciation of the property. On January 29, 1999 the Rancon Center Ontario property was sold (see Note 11).

Land held for development consists of the following at December 31, 1998 and
----------------------------------------------------------------------------
 1997 (in thousands):
 --------------------

                                          1998                    1997
                                          ----                    ----


14 acres at Tri-City Corporate
   Centre, San Bernardino, CA        $      2,702           $       2,691
38.5 acres in Ontario, CA                      --                   5,289
                                      -----------            ------------
Total land held for development      $      2,702           $       7,980
                                     ============           =============

On December 31, 1998, the Partnership sold the land located in Ontario, California for $5,500,000. The Partnership realized a loss on the sale, after selling expenses, of approximately $34,000, which is reflected in the accompanying 1998 statement of operations.

The land held for development is unencumbered at December 31, 1998 and 1997.



                                 Appendix B-29

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996


Land held for sale as of December 31, 1998 and 1997 includes the following (in thousands):

                                                1998            1997
                                                ----            ----

23.8 acres in Perris, CA (Ethanac Road)    $          452   $         775
60.14 acres in Perris, CA (Nuevo Road)                145             145
                                            -------------    ------------
Total land held for sale                   $          597   $         920
                                           ==============   =============

In January 1999, the Partnership sold the Perris-Ethanac and Perris-Nuevo land parcels. See Note 11 for detail on these sales.

The land held for sale is unencumbered at December 31, 1998 and 1997.

During the years ended December 31, 1998 and 1997, the Partnership recorded the following provisions to reduce the carrying value of investments in real estate (in thousands):

                                                1998            1997
                                                ----            ----

Land Held for Development:
  Tri-City Corporate Center
  San Bernardino, CA                       $          --    $     1,603

Land Held for Sale:
 Perris, CA, (Perris-Nuevo)                           --             85
 Perris, CA (Perris-Ethanac)                         323             --
                                            ------------     ----------
                                                     323             85
                                            ------------     ----------
Total provision for impairment of
   real estate investments                 $         323    $     1,688
                                           =============    ===========


The Partnership's business strategy has been to focus on the eventual disposition of its assets at the optimal time and sales price. In 1998 and 1997, management determined that the carrying values of certain of the Partnership's land held for development and the land held for sale were in excess of the estimated fair value of such property and thus, recorded provisions for impairment of real estate as shown above.

Note 4.    PLEDGED CASH
           ------------

Pledged cash of $353,000 consists primarily of a $351,000 certificate of deposit held as collateral for subdivision improvement bonds related to the 60.14-acre Perris-Nuevo property owned by the Partnership. The cash collateral was released to the Partnership in January 1999, upon the sale of the land to a third party.

Note 5.    PREPAID EXPENSES AND OTHER ASSETS
           ---------------------------------

Included in prepaid expenses and other assets at December 31, 1998 are the $5,487,000 net sales proceeds placed in an escrow account upon the December 31, 1998 sale of the Ontario land.

                                 Appendix B-30

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

Note 6.    NOTES PAYABLE
           -------------

Notes payable as of December 31, 1998 and 1997, were as follows (in thousands):

                                                1998                1997
                                                ----                ----

Note payable, secured by first deed of
trust on Lakeside Tower, One Parkside and
Two Carnegie Plaza. The loan, which matures
August 1, 2006, is a 10-year,  9.39%
fixed rate loan and with a 25-year
amortization  requiring $83 of principal
and interest payments due monthly.           $  9,330           $ 9,446

Note  payable,  secured by first deed of
trust on One Carnegie  Plaza.  The note
bears interest at 8.25%, provides for
monthly principal and interest
payments totaling $34 and matures
on December 1, 2001.                           4,178              4,238
                                              ------             ------

Total notes payable                          $13,508            $13,684
                                             =======            =======

The annual maturities on the Partnership's notes payable for the next five years and thereafter, as of December 31, 1998, are as follows (in thousands):

           1999                              $       193
           2000                                      211
           2001                                    4,194
           2002                                      168
           2003                                      185
           Thereafter                              8,557
                                              ----------
           Total                             $    13,508
                                             ===========

Note 7.    PROPOSED DISSOLUTION COSTS
-------    --------------------------

In 1997, the Partnership entered into an agreement to sell all of its real estate assets and then to liquidate the Partnership as described in a Consent Solicitation Statement sent to the Unitholders on October 17, 1997 (and filed with the Securities and Exchange Commission on the same date under cover of
Schedule 14A) upon the completion of the sale. In November 1997, the Unitholders consented to the sale of the Partnership's real estate assets and the subsequent liquidation of the Partnership with fifty-nine percent of the total outstanding Units cast in favor of such proposal. However; in December 1997, the General Partner determined that it would be in the best interest of the Partnership to rescind the agreement for the sale of the real estate assets. The General Partner experienced greater than anticipated opposition by the Limited Partners to the timing of the sale. In addition, the General Partner believed that holding the Partnership's real estate assets for an additional period of time would provide the Partnership with the opportunity to recognize an appreciation

                                 Appendix B-31

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

in its value. Costs totaling $479,000 related to the sale and proposed dissolution were expensed in 1997.

The General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership, and the General Partner has filed preliminary consent solicitation materials with the Securities and Exchange Commission. The Partnership's remaining properties consist of eight rental properties and approximately 14 acres of unimproved land it owns in the Tri-City Corporate Center in San Bernardino California. Costs totaling $125,000 related to the proposal to sell all of the Partnership's remaining properties and liquidate the Partnership have been incurred and are expensed in the accompanying statement of operations for the year ended December 31, 1998.

Note 8.    LEASES
           ------

The Partnership's rental properties are leased under non-cancelable operating leases that expire at various dates through December, 2010. In addition to monthly base rents, several of the leases provide for additional rents based upon a percentage of sales levels attained by the tenants; however, no contingent rentals were realized during the years ended December 31, 1998, 1997 and 1996. Future minimum rents under non-cancelable operating leases (excluding Rancon Centre Ontario, sold in January 1999) as of December 31, 1998 are as follows (in thousands):

  1999                      $    5,328
  2000                           4,083
  2001                           3,147
  2002                           2,422
  2003                           1,697
  Thereafter                     3,813
                                 -----

  Total                     $   20,490
                            ==========

Note 9.       COMMITMENTS AND CONTINGENT LIABILITIES

The Partnership is contingently liable for subordinated real estate commissions payable to the General Partner in the amount of $102,000 at December 31, 1998. The subordinated real estate commissions are payable only after the Limited Partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are limited, the liability has not been recognized in the accompanying financial statements; however, the amount will be recorded when and if it becomes payable.

Note 10.          TAXABLE INCOME (LOSS)

The Partnership's tax returns, the qualification of the Partnership as a partnership for federal income tax purposes, and the amount of income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes to the Partnership's taxable income or loss, the tax liability of the partners could change accordingly.

                                 Appendix B-32

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996


The Partnership's tax returns are filed on a calendar year basis. As such, the following reconciliation has been prepared using tax amounts estimated on a calendar year basis.

The following is a reconciliation for the years ended December 31, 1998, 1997 and 1996, of the net loss for financial reporting purposes to the estimated taxable income (loss) determined in accordance with accounting practices used in preparation of federal income tax returns (in thousands).

                                                   1998         1997      1996
                                                   ----         ----      ----

Net loss per financial statements                 $(1,747)  $(3,293)  $ (1,307)
Provision for impairment of investments
  in real estate                                      323     1,688         --
Financial reporting depreciation in excess
  of tax reporting depreciation                       170       269        558
Loss on sale of property less than recognized
   loss for tax reporting                            (217)       --         --
Operating revenues and expenses recognized in
  a different period for financial reporting           (9)
  than for income tax reporting, net                          1,486       (175)
Property taxes capitalized for tax                    493       436        487
                                                   ------    ------    -------
Net loss for federal income tax purposes          $  (987)  $   586   $   (437)
                                                  =======   =======   ========

The following is a reconciliation of partner's equity for financial reporting purposes to estimated partners' capital for federal income tax purposes as of December 31, 1998 and 1997 (in thousands).

                                                     1998             1997
                                                     ----             ----

Partners' equity per financial statements         $   33,892     $   35,740
Cumulative provision for impairment of
  investments in real estate                          23,736         23,413
Cumulative financial reporting depreciation in
  excess of tax reporting depreciation                 7,322          7,152
Operating revenues and expenses recognized in
  a different period for financial reporting
  than for income tax reporting, net                   2,142          2,155
Property taxes capitalized for tax                     1,676          1,400
Syndication costs                                     (1,987)        (1,987)
Other, net                                                --            964

Partners' capital for federal
 income tax purposes                              $   66,781     $   68,837

Note 11.      SUBSEQUENT EVENTS

On January 20, 1999, the Partnership sold approximately 24 acres of land (referred to as the Perris-Ethanac land) located in Perris, Riverside County,

                                 Appendix B-33

                              RANCON REALTY FUND V,
                        A California Limited Partnership

                   Notes to Consolidated Financial Statements
                        December 31, 1998, 1997 and 1996

California, to an unaffiliated entity for $502,200. The Partnership realized a $6,000 loss on the sale which will be reflected in its 1999 financial statements. The sale generated net proceeds of $446,000, which were added to the Partnership's cash reserves.

On January 29, 1999, the Partnership sold five distribution-center buildings (referred to as Rancon Centre Ontario) located in Ontario, California, to an unaffiliated entity for $7,650,000. As part of the terms of the sale, the Partnership loaned $5,715,000 to the buyer (the "RCO Note"). The RCO Note is secured by a deed of trust encumbering the Rancon Centre Ontario property, bears interest at 8% per annum and matures on January 1, 2000. The sale generated net proceeds of $1,648,000, which were added to cash reserves. Since the sale of Rancon Centre Ontario included a $5,715,000 loan from the Partnership to the buyer, the Partnership will defer recognition of the $3,309,000 gain on the sale until collection of the note is assured.

Also on January 29, 1999, the Partnership sold 60.14 acres of land (referred to as the Perris-Nuevo land) located in Perris, Riverside County, California, to an unaffiliated entity for $675,000. As part of the terms of the sale, the Partnership loaned $475,000 to the buyer (the "Nuevo Note"). The Nuevo Note is secured by a deed of trust encumbering the Perris Nuevo land, bears interest at 6% per annum and matures on November 15, 1999. The sale generated net proceeds of $135,000, which were added to the Partnership's cash reserves. Since the sale of the Perris Nuevo land included a $475,000 loan from the Partnership to the buyer, the Partnership will defer recognition of the $444,000 gain on the sale until collection of the note is assured.



                                 Appendix B-34

                                                        RANCON REALTY FUND V,
                                                  A California Limited Partnership

                                       SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                                          December 31, 1998
                                                           (In Thousands)

------------------------------------------------------------------------------------------------------------------------------------
         A                      B                C                 D                     E           F        G       H      I

                                                           Cost Capitalized
                                           Initial Cost to   Subsequent to   Gross Amount Carried
                                              Partnership    Acquisition      at December 31, 1998
                                           ---------------    ------------    --------------------
                                                 Buildings                       Buildings          Accumu-  Date           Life
                                                 and                               and              lated  Construc-        Deprec-
                                                 Improve- Improve- Carrying      Improve-   (A)     Depre-  tion    Date    iated
   Description              Encumbrances Land    ments    ments    Cost    Land   ments     Total   ciation Began  Acquired Over
----------------------------------------------------------------------------------------------------------------------------------

Rental Properties:
Commercial Office Complexes
 San Bernardino County, CA:
  One Carnegie Plaza           $ 4,178   $ 1,583 $ --     $ 9,628  $--   $ 1,583  $9,628  $11,211  $ 4,121  8/86  6/03/85  3-40 yrs.
  Less: Provision for
    impairment of investment
     in real estate (B)            --        --    --      (1,657)  --      (256)  (1,401) (1,657)      --
    Two Carnegie Plaza            (C)        873   --       5,658   --       873    5,658   6,531    2,554  1/88  6/03/85  3-40 yrs.
    Carnegie Business
        Center II                  --        544   --       3,611   --       544    3,611   4,155    1,943 10/86  6/03/85  3-40 yrs.
  Less: Provision for impair-
   ment of investment in real
   estate (B)                      --         --   --        (299)  --       (41)    (258)   (299)      --
    Lakeside Tower                (C)        834   --      11,526   --       834   11,526  12,360    4,935  3/88  6/03/85  3-40 yrs.
    Santa Fe                       --        501   --       2,530   --       501    2,530   3,031    1,223  2/89  6/03/85  5-40 yrs.
    One Parkside                  (C)        529   --       6,552   --       529    6,552   7,081    1,634  2/92  6/03/85  5-40 yrs.
   Less: Provision for impair-
    ment of investment in real
    estate (B)                     --         --   --        (700)  --      (65)    (635)    (700)      --
    Health Club                    --        786   --       1,932   --      786    1,932     2,718     224   1/95  6/03/85 5-40 yrs.
   Outback Steakhouse              --         --   --         808   --      161      647      808       32   1/96  6/03/85 15-40
                                ------    ------  ---     -------   ---   ----     -----     -----  ------                  yrs.
                                13,508     5,650   --      39,588   --    5,449    39,789  45,238   16,666
                                ------    ------  ---     -------   ---  ------   ------   ------   ------
Rental Property for Sale:
 San Bernardino County, CA:
  Rancon Centre Ontario            --      1,735   --       6,790   --    1,735    6,790     8,525   1,746   1/88  5/22/87 3-40 yrs.
  Less: Provision for impair-
   ment of investment in real
   estate (B)                      --         --   --      (2,809)  --     (598)  (2,211)   (2,809)     --
                                ------    ------  ---      ------   ---   -----    -----    ------  ------
                                   --      1,735   --       3,981   --    1,137    4,579     5,716   1,746
Land Held for Development:
 San Bernardino County, CA:
  14 acres - Tri-City              --      5,676   --       5,904   --   11,580       --    11,580      --   N/A   6/03/85   N/A
 Less: Provision for impair-
 ment of investment in real
  estate (B)                       --     (2,431   --      (6,447)  --   (8,878)      --    (8,878)     --
                                ------    ------  ---      ------   ---   ------   -----    ------  ------
                                   --      3,245   --        (543)  --    2,702       --     2,702      --
Land Held for Sale:
 Riverside County, CA:
  23.8 acres-Perris-
   Ethanac Rd.                     --      2,780   --         202   --    2,982       --     2,982      --   N/A   3/30/89   N/A
 Less: Provision for
 impairment of investment
 in real estate (B)                --     (2,027)  --        (503)  --   (2,530)      --    (2,530)     --
  60.14 acres-Perris-
  Nuevo Rd.                        --      5,955   --       1,053   --    7,008       --     7,008      --   N/A  12/28/89   N/A
 Less: Provision for
 impairment of invest-
 ment in real estate (B)           --     (5,770)  --      (1,093)  --   (6,863)      --    (6,863)     --
                                ------    ------
                                   --        938   --        (341)  --      597       --       597      --
                                ------    ------   --      ------   --    ------  ------   -----    ------
TOTAL                          $13,508   $11,568 $ --    $ 42,685  $--   $9,884 $44,369    $54,253 $18,412
                               =======   =======  ===     =======  ===    ====== =======   ======= =======

(A) The aggregate cost for federal income tax purposes is $79,083.
(B) See Note 4 to  Financial  Statements
(C) Two Carnegie Plaza, Lakeside Tower and One Parkside are collateral for the debt in the aggregate amount of $9,330.


                                 Appendix B-35

                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
                                 (in thousands)

Reconciliation of gross amount at which real estate was carried:

                                                  For the years ended
                                                     December 31,
                                           1998         1997        1996
                                           ----         ----        ----

Investments in real estate:

  Balance at beginning of period           $59,297     $60,518     $60,209

     Additions during period:
         Improvements                          579         467         309
         Capitalized carrying costs             --          --          --
     Retirement during period               (5,300)         --          --
     Provision for impairment of
         investments in real estate           (323)     (1,688)         --
                                            ------      ------      ------
  Balance at end of period                 $54,253     $59,297     $60,518
                                           =======     =======     =======


Accumulated Depreciation:

  Balance at beginning of period           $16,911     $15,180     $13,405

     Additions charged to expenses           1,501       1,731       1,775
                                            ------      ------      ------
  Balance at end of period                 $18,412(1)  $16,911     $15,180
                                           =========   =======     =======








                  (1) Included in the accumulated depreciation balance at December 31, 1998 is $1,746 of accumulated depreciation of the Rancon Centre Ontario property which is classified as rental property held for sale in the accompanying consolidated balance sheet as of December 31, 1998.




                                 Appendix B-36

                                   APPENDIX C

                                    FORM 10-Q

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             [ X ] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended March 31, 1999

                                       OR

            [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Commission file number: 0-16467


                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

             California                                      33-0098488
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                        Identification  No.)

400 South El Camino Real, Suite 1100
       San Mateo, California                                 94402-1708
       (Address of principal                                 (Zip Code)
        executive offices)

                          (650) 343-9300
       (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                               Yes    X     No

         Total number of units outstanding as of March 31, 1999: 96,442



                                  Appendix C-1



PART I.             FINANCIAL INFORMATION

Item 1.             Financial Statements

                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                           Consolidated Balance Sheets
                       (in thousands, except unit amounts)

                                                        March 31,   December 31,
                                                          1999           1998
                                                       (Unaudited)    (Audited)
                                                       -----------    ---------

Assets
------
Investments in real estate:
 Rental property, net of accumulated depreciation of
   $17,037 and $16,666 at March 31, 1999 and December
   31, 1998, respectively                              $ 28,470     $  28,572
 Rental property held for sale, net                          --         3,970
 Land held for development                                2,704         2,702
 Land held for sale                                          --           597
                                                        -------      --------

     Total real estate investments                       31,174        35,841
                                                        -------      --------

 Cash and cash equivalents                               11,146         3,073
 Pledged cash                                                --           353
 Accounts receivable                                      1,214         1,239
 Notes receivable                                         6,190            --
 Deferred financing costs and other fees, net of
   accumulated amortization of $2,090 and $2,259
   at March 31, 1999 and December 31, 1998,
   respectively                                             923           998
 Prepaid expenses and other assets                          565         6,121
                                                        -------      --------

   Total assets                                        $ 51,212     $  47,625
                                                       ========     =========

Liabilities and Partners' Equity (Deficit)
------------------------------------------
Liabilities:
 Notes payable                                         $ 13,461     $  13,508
 Accounts payable and other liabilities                     331           230
 Deferred income                                          3,750            --
                                                        -------      --------
  Total liabilities                                      17,542        13,738
                                                         ------        ------

Commitments and contingent liabilities (see Note 4)          --            --

Partners' equity (deficit):
 General partners                                          (973)         (971)
 Limited partners, 96,442 and 96,444 limited
 partnership units outstanding at March 31, 1999
 and December 31, 1998, respectively                     34,643        34,858
                                                        -------      --------
     Total partners' equity                              33,670        33,887
                                                        -------      --------
   Total liabilities and partners' equity              $ 51,212     $  47,625
                                                       ========     =========

                 See accompanying notes to financial statements.

                                  Appendix C-2




                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                      Consolidated Statements of Operations
          (in thousands, except per unit amounts and units outstanding)


                                                          Three months ended
                                                                March 31,
                                                          -------------------
                                                           1999          1998
                                                           ----          ----

 Revenues:
      Rental income                                    $  1,578     $ 1,657
      Interest and other income                             205          97
                                                        -------      ------
        Total revenues                                    1,783       1,754
                                                        -------      ------

 Expenses:
      Operating                                             796         749
      Interest expense                                      318         322
      Depreciation and amortization                         424         484
      Loss on sale of real estate                             6          --
      Expenses associated with undeveloped land             117         156
      General and administrative                            299         297
      Proposed dissolution costs                             39          22
                                                        -------      ------
        Total expenses                                    1,999       2,030
                                                        -------      ------

 Net loss                                              $  (216)     $ (276)
                                                        =======      ======

 Net loss per limited partnership unit                 $ (2.22)     $(2.82)
                                                        =======      ======
 Weighted average number of limited partnership units
  outstanding  during each period used to compute
  net loss per limited partnership unit                 96,443       96,710

















                See accompanying notes to financial statements.

                                  Appendix C-3




                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

              Consolidated Statement of Partners' Equity (Deficit)
                        For the three months ended March
                                    31, 1999
                                 (in thousands)


                                         General         Limited
                                        Partners         Partners      Total
                                        --------         --------      -----

Balance at December 31, 1998         $   (971)         $  34,858    $  33,887

Retirement of limited
partnership units                          --                 (1)          (1)

Net loss                                   (2)              (214)        (216)
                                      -------           --------     --------

Balance at March 31, 1999            $   (973)         $  34,643    $  33,670


































                See accompanying notes to financial statements.

                                  Appendix C-4



                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                      Consolidated Statements of Cash Flows
                                 (in thousands)


                                                           Three months ended
                                                               March 31,
                                                              ---------
                                                            1999        1998
                                                            ----        ----

Cash flows from operating activities:
 Net loss                                              $    (216)   $    (276)
 Adjustments to reconcile net loss to net
   cash provided by (used for) operating activities:
     Loss on sale of real estate                               6           --
     Depreciation and amortization                           424          484
     Amortization of loan fees, included in
       interest expense                                       14           13
     Changes in certain assets and liabilities:
       Accounts receivable                                    25            8
       Notes receivable                                       --           10
       Deferred financing costs and other fees                 2          (23)
       Prepaid expenses and other assets                   5,556          (67)
       Accounts payable and accrued expenses                 101         (161)
                                                        --------     --------
       Net cash provided by (used for) operating
        activities                                         5,912          (12)
                                                        --------     --------
Cash flows from investing activities:
     Net proceeds from sales of real estate                2,121           --
     Additions to real estate investments                   (265)         (45)
     Funds released from pledged cash                        353           --
                                                        --------     --------

           Net cash provided by (used for)
                     investing activities                  2,209          (45)
                                                        --------     --------
Cash flows from financing activities:
     Notes payable principal payments                        (47)         (38)
     Retirement of limited partnership units                  (1)         (56)
                                                        --------     --------

           Net cash used for financing activities            (48)         (94)
                                                        --------     --------
Net increase (decrease) in cash and cash equivalents       8,073         (151)

Cash and cash equivalents at beginning of period           3,073        4,361
                                                        --------     --------
Cash and cash equivalents at end of period             $  11,146    $   4,210
                                                       =========    =========

Supplemental disclosure of cash flow information:
       Cash paid for interest                          $     305    $     280
                                                       =========    =========




                See accompanying notes to financial statements.

                                  Appendix C-5

                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                   Notes to Consolidated Financial Statements

                                 March 31, 1999
                                   (Unaudited)

Note 1.    THE PARTNERSHIP AND ITS SIGNIFICANT ACCOUNTING POLICIES
           -------------------------------------------------------

In the opinion of Rancon Financial Corporation ("RFC") and Daniel Lee Stephenson (the "Sponsors" or "General Partner") and Glenborough Corporation, the Partnership's asset and property manager ("Glenborough"), the accompanying unaudited financial statements contain all adjustments (consisting of only normal accruals) necessary to present fairly the financial position of Rancon Realty Fund V, A California Limited Partnership (the "Partnership") as of March 31, 1999 and December 31, 1998, and the related statements of operations and cash flows for the three months ended March 31, 1999 and 1998.

Proposed Asset Sale and  Dissolution - The General  Partner  currently  plans to
------------------------------------
seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission (the "Commission") with the goal of mailing consent solicitation materials to the Limited Partners in the quarter ending June 30, 1999. Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the Limited Partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999, distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which the General Partner does not expect to occur prior to at least early 2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date of the filing of this Quarterly Report on Form 10-Q with the Commission, entered into any agreement for the sale of its remaining properties. If the Limited Partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the Limited Partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

Allocation  of Net Income and Net Loss - Allocation of net income and net losses
--------------------------------------
are made pursuant to the terms of the Partnership Agreement. Generally, net losses from operations are allocated 90% to the limited partners and 10% to the general partners. Net losses other than net losses from operations are allocated 99% to the limited partners and 1% to the general partners. Such net losses will be allocated among limited partners as necessary to equalize their capital accounts in proportion to their Units, and thereafter will be allocated in proportion to their Units. If a partner's capital account is reduced to zero, additional net losses will be allocated entirely to those partners with positive capital account balances until such balances are reduced to zero. In no event shall the general partners be allocated less than 1% of the net losses for any period.

                                  Appendix C-6

                             RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                   Notes to Consolidated Financial Statements

                                 March 31, 1999
                                   (Unaudited)

Net income from operations is allocated 90% to the limited partners and 10% to the general partners. Net income other than net income from operations shall be allocated as follows: (i) first, to the partners who have a deficit balance in their capital account, provided that, in no event shall the general partners be allocated more than 5% of the net income other than net income from operations until the earlier of sale or disposition of substantially all of the assets or the distribution of cash (other than cash from operations) equal to the Unitholder's original invested capital; (ii) second, to the limited partners in proportion to and to the extent of the amounts required to increase their capital accounts to an amount equal to the sum of the adjusted invested capital of their units plus an additional cumulative non-compounded 6% return per annum (plus additional amounts depending on the date Units were purchased); (iii) third, to the partners in the minimum amount required to first equalize their capital accounts in proportion to the number of units owned, and then, to bring the sum of the balances of the capital accounts of the limited partners and the general partners into the ratio of 4 to 1; and (iv) the balance, if any, 80% to the limited partners and 20% to the general partners. In no event shall the general partners be allocated less than 1% of the net income other than net income from operations for any period.

Management  Matters - Effective  January 1, 1995,  Glenborough  entered  into an
-------------------
agreement with the Partnership and other related Partnerships (collectively, the "Rancon Partnerships") to perform or contract on the Partnership's behalf, for financial, accounting, data processing, marketing, legal, investor relations, asset and development management and consulting services for the Partnership for a period of ten years or until the liquidation of the Partnership, whichever comes first. Effective January 1, 1998, the agreement was amended to eliminate Glenborough's responsibility for providing investor relations services and Preferred Partnership Services, Inc., a California Corporation unaffiliated with the Partnership, contracted to assume these services. In August 1998, the management agreement was further amended to provide Glenborough with a guarantee of a specified amount of asset management and property management fees through December 31, 1999, regardless of whether the Partnership sells any or all of its properties prior to such date. In exchange, Glenborough waived any and all claims related to liquidated damages under the agreement to which it may have otherwise been entitled. According to the contract, the Partnership will pay Glenborough for its services as follows: (i) a specified asset administration fee which is fixed for five years subject to reduction in the year following the sale of assets ($759,000 in 1999); (ii) sales fees of 2% for improved properties and 4% for land; (iii) a refinancing fee of 1% and (iv) a management fee of 5% of gross rental receipts. As part of this agreement, Glenborough will perform certain duties for the General Partner of the Rancon Partnerships. RFC agreed to cooperate with Glenborough, should Glenborough attempt to obtain a majority vote of the limited partners to substitute itself as the Sponsor for the Rancon Partnerships. Glenborough is not an affiliate of RFC or the Partnership.

Basis of Accounting - The accompanying  financial  statements have been prepared
-------------------
on the accrual basis of accounting in accordance with generally accepted accounting principles under the presumption that the Partnership will continue as a going concern.

                                  Appendix C-7

                             RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                   Notes to Consolidated Financial Statements

                                 March 31, 1999
                                   (Unaudited)

The consent of the partners to a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership will not impact the accounting treatment applied by the Partnership in its financial statements prepared in accordance with generally accepted accounting principles as the liquidation proceeds and the timing thereof are not currently estimable. The Partnership will classify as "held for use" or "held for development", all of its operating and undeveloped properties until such time as an acceptable buyer is identified and an offer which is reasonably assured of consummation is obtained. At that time, the Partnership will reclassify the appropriate portions of its assets to "held for sale" and depreciation of those assets will be discontinued.

When the sale price and timing of the last property disposal is reasonably determinable, the Partnership will adopt liquidation basis accounting in that quarter. At that time, all assets and liabilities will be adjusted to their settlement amounts and an amount to be distributed to the partners upon liquidation will be estimated.

Consolidation  - In May  1996,  the  Partnership  formed  Rancon  Realty  Fund V
-------------
Tri-City Limited Partnership, a Delaware limited partnership ("RRF V Tri-City"). As required by the lender (Bear, Stearns Funding, Inc.) of a $9,600,000 loan obtained by the Partnership in 1996, the Partnership contributed three of its operating properties to RRF V Tri-City to provide a bankruptcy remote borrower for the lender. The loan, secured by the properties in RRF V Tri-City, has a principal balance of $9,299,000 at March 31, 1999, and matures on August 1, 2006 with a 9.39% fixed interest rate and a 25 year amortization of principal. The limited partner of RRF V Tri-City is the Partnership and the general partner is Rancon Realty Fund V, Inc. ("RRF V, Inc."), a corporation wholly owned by the Partnership. Since the Partnership owns 100% of RRF V, Inc. and indirectly owns 100% of RRF V Tri-City, the Partnership considers all assets owned by RRF V, Inc. and RRF V Tri-City to be owned by the Partnership.

Reclassifications - Certain prior year balances have been reclassified to conform with the current year presentation.

Note 2.      REFERENCE TO 1998 AUDITED FINANCIAL STATEMENTS
             ----------------------------------------------

These unaudited financial statements should be read in conjunction with the Notes to Financial Statements included in the December 31, 1998 audited consolidated financial statements.

Note 3.      SALES OF REAL ESTATE
             --------------------

On January 20, 1999, the Partnership sold approximately 24 acres of land (referred to as the Perris-Ethanac land) located in Perris, Riverside County, California, to an unaffiliated entity for $502,200. The Partnership realized a $6,000 loss on the sale which is reflected in the March 31, 1999 consolidated statement of operations. The sale generated net proceeds of $446,000, which were added to the Partnership's cash reserves.

                                  Appendix C-8

                             RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP

                   Notes to Consolidated Financial Statements

                                 March 31, 1999
                                   (Unaudited)

On January 29, 1999, the Partnership sold five distribution-center buildings (referred to as Rancon Centre Ontario) located in Ontario, California, to an unaffiliated entity for $7,650,000. As part of the terms of the sale, the Partnership loaned $5,715,000 to the buyer (the "RCO Note"). The RCO Note is secured by a deed of trust encumbering the Rancon Centre Ontario property, bears interest at 8% per annum and matures on March 1, 2000, with an option to extend the maturity date to June 1, 2000. The note also provides that the borrower may prepay up to, but no more than, $3,000,000 of the principal balance prior to January 1, 2000 and the entire balance after January 1, 2000. The sale generated net proceeds of $1,562,000, which were added to cash reserves. Since the sale of Rancon Centre Ontario included a $5,715,000 loan from the Partnership to the buyer, the Partnership will defer recognition of the $3,307,000 gain on the sale until collection of the note is assured.

Also on January 29, 1999, the Partnership sold approximately 60 acres of land (referred to as the Perris-Nuevo land) located in Perris, Riverside County, California, to an unaffiliated entity for $675,000. As part of the terms of the sale, the Partnership loaned $475,000 to the buyer (the "Nuevo Note"). The Nuevo
Note is secured by a deed of trust encumbering the Perris Nuevo land, bears interest at 6% per annum and matures on November 15, 1999. The sale generated net proceeds of $113,000, which were added to the Partnership's cash reserves. Since the sale of the Perris Nuevo land included a $475,000 loan from the Partnership to the buyer, the Partnership will defer recognition of the $443,000 gain on the sale until collection of the note is assured.

Note 4.      COMMITMENTS AND CONTINGENT LIABILITIES
             --------------------------------------

The Partnership is contingently liable for subordinated real estate commissions payable to the Sponsors in the aggregate amount of $102,000 at March 31, 1999 for sales that transpired in previous years. The subordinated real estate commissions are payable only after the Limited Partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of six percent per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are limited, the liability has not been recognized in the accompanying financial statements; however, the amount will be recorded when and if it becomes payable.







                                  Appendix C-9

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations



LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

At March 31, 1999, the Partnership had cash of $11,146,000. The remainder of the Partnership's assets consists primarily of its net investments in real estate, totaling approximately $31,174,000 which includes $28,470,000 in rental properties and $2,704,000 of land held for development.

The Partnership's business strategy has been to focus on the eventual disposition of its assets at the optimal time and sales price. As discussed in
Note 1 of Item 1, the General Partner currently plans to seek the Limited Partners' consent to sell all of the Partnership's remaining properties and liquidate the Partnership, and has filed preliminary consent solicitation materials with the United States Securities and Exchange Commission (the "Commission") with the goal of mailing consent solicitation materials to the Limited Partners in the quarter ending June 30, 1999. Assuming a proposal to sell all of the Partnership's remaining properties and liquidate the Partnership is submitted to and approved by the Limited Partners, the General Partner currently intends to sell all of the Partnership's remaining properties in 1999, distribute the proceeds and liquidate the Partnership after all of the properties are sold and the cash proceeds thereof received, which the General Partner does not expect to occur prior to at least early 2000 (and potentially not until 2001) as some of the properties may be sold with the purchase price payable on an installment basis.

The Partnership has not, as of the date of the filing of this Quarterly Report on Form 10-Q with the Commission, entered into any agreement for the sale of its remaining properties. If the Limited Partners consent to the Partnership selling all of its remaining properties and then liquidating, the General Partner currently intends to offer the Partnership's remaining properties for sale by soliciting bids from various potential purchasers.

If a proposal for the sale of the Partnership's properties and liquidation of the Partnership is submitted to the Limited Partners, but not approved, the Partnership currently intends to continue to operate the properties and attempt to sell such properties in single or multiple sales and develop properties it believes are developable and would improve its return on investment.

The discussion above contains forward-looking statements regarding the Partnership's plans, goals and expectations, including statements regarding the Partnership's estimate of the timing of the sale of the Partnership's remaining properties, the distribution of proceeds and the liquidation of the Partnership. Forward-looking statements are necessarily speculative, there being certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in the forward-looking statements. The General Partners' current plans are subject to change, including in the event of changes in general business and economic conditions as well as changes in the local real estate markets where the Partnership's properties are located. There can be no assurance that regulatory approval will be obtained, if and when consent solicitation materials will be mailed to Limited Partners, that a proposal for the sale of all of the Partnership's remaining properties and liquidation of the Partnership will be approved, or if and when the properties will be sold, the proceeds distributed and the Partnership liquidated. The timing of any sale of the Partnership's remaining properties, the distribution of proceeds, and the liquidation of the Partnership are subject to various and significant uncertainties, many of which are beyond the Partnership's control and which

                                  Appendix C-10
could delay any sale of the Partnership's remaining properties, liquidation of the Partnership, and distribution of proceeds significantly beyond the time periods estimated above. Among such uncertainties are the date when any consent solicitation materials are mailed to the Limited Partners, the date when consent of the Limited Partners is obtained (assuming it is obtained), the demand for the Partnership's properties by potential purchasers, the availability of capital for potential purchasers, the actual dates when properties are sold, and the duration of any installment sales of any of the properties.

Operationally, the Partnership's primary source of funds consist of cash provided by its rental activities. Other sources of funds may include permanent financing, property sales, interest income from certificates of deposit, and other deposits of funds invested temporarily. Cash generated from property sales are generally added to the Partnership's cash reserves pending use in the development of properties, or are distributed to the partners.

All of the Partnership's assets are located in Tri-City Corporate Centre, in San Bernardino, California. Tri-City is in the heart of the Inland Empire, a submarket of Southern California and is the most densely populated area of San Bernardino and Riverside counties. The Partnership's Tri City "Class A" office buildings such as One Parkside and Lakeside Tower experienced strong leasing activity over the past two quarters. Tri City's retail space continued to experience strong leasing activity during the first quarter ended March 31, 1999 even though the retail sector in general has been adversely affected by the presence of outlet retailers. The market for industrial space appears to be improving due to the demand for space for both warehouse and distribution facilities. Management currently believes that the overall real estate market in the Inland Empire remains strong through 1999, with conditions beyond such time being less predictable.


Tri-City
--------

The Partnership currently owns the following eight properties in Tri-City Corporate Center:

     Property                              Type                    Square Feet
------------------------      -------------------------------      -----------

 One Carnegie Plaza           Two, two story office buildings       107,276
 Two Carnegie Plaza           Two story office building              68,956
 Carnegie Business Center II  Two R & D buildings                    50,867
 Santa Fe                     One story office building              36,288
 Lakeside Tower               Six story office building             112,747
 One Parkside                 Four story office building             70,069
 Bally's Health Club          Health club facility                   25,000
 Outback Steakhouse           Restaurant                              6,500

The Partnership also owns approximately 14 acres of unimproved land in the Tri-City area.

General Matters
---------------

The $3,970,000 or 100% decrease in rental property held for sale is due to the January 29, 1999 sale of five distribution center buildings referred to as Rancon Centre Ontario ("RCO Buildings"). The Partnership received net sale proceeds totaling $3,307,000 and took back a $5,715,000 note receivable secured by the RCO Buildings. The note bears interest of 8% per annum and matures on March 1, 2000, with an option to extend the maturity date to June 1, 2000. The

                                 Appendix C-11
note also provides that the borrower may prepay up to, but no more than, $3,000,000 of the principal balance prior to January 1, 2000 and the entire balance after January 1, 2000.

The $597,000 or 100% decrease in land held for sale at March 31, 1999 compared to December 31, 1998 is due to the January 1999 sales of the Perris-Ethanac land and the Perris-Nuevo land. The Partnership received net sales proceeds totaling $559,000 and took back a $475,000 note receivable secured by the Perris-Nuevo land. The note bears interest at 6% per annum and is due on November 15, 1999.

The $353,000 or 100 % decrease in pledged cash at March 31, 1999 compared to December 31, 1998 is due to the release of the collateral for subdivision improvement bonds related to the Perris-Nuevo land. The cash collateral was released to the Partnership upon the sale of the Perris-Nuevo land in January 1999.

The $5,556,000 or 91% decrease in prepaid expenses and other assets from December 31, 1998 to March 31, 1999 is primarily due to the receipt of the net sale proceeds related to the 38.5 acres of unimproved land at Rancon Centre Ontario ("Ontario land"). The Ontario land was sold on December 31, 1998 and the sale proceeds were held in an escrow account (included in other assets) at year-end.

The $3,750,000 deferred income at March 31, 1999 resulted from the deferral of recognition of the gain on sales of the Perris-Nuevo land and the RCO Buildings.

Management believes that the Partnership's cash balance at March 31, 1999 together with the cash from operations, sales and financing, will be sufficient to finance the Partnership's and the properties' continued operations and development plans, on a short-term basis and for the reasonably foreseeable future. There can be no assurance that the Partnership's results of operations will not fluctuate in the future and at times affect its ability to meet its operating requirements.

Aside from the foregoing and the current plan to potentially sell all of the Partnership's remaining properties and liquidate the Partnership, the Partnership knows of no demands, commitments, events or uncertainties, which might effect its liquidity or capital resources in any material respect. In addition, the Partnership is not subject to any covenants pursuant to its secured debt that would constrain its ability to obtain additional capital.

Results of Operations
---------------------

Revenues
--------

Rental income decreased $79,000 or 5% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998, due primarily to the loss of rental income from the sale of the RCO Buildings. This decrease is offset by the increased occupancy at One Parkside and Lakeside Tower.





                                 Appendix C-12


Occupancy rates at the Partnership's Tri-City properties as of March 31, 1999 and 1998 were as follows:

                                                     March 31,
                                              ------------------------
                                              1999                1998
                                              ----                ----
     One Carnegie Plaza                        50%                 57%
     Two Carnegie Plaza                        79%                 82%
     Carnegie Business Center II               74%                 74%
     Lakeside Tower                            93%                 85%
     Santa Fe                                 100%                100%
     One Parkside                              84%                 66%
     Bally's Health Club                      100%                100%
     Outback Steakhouse                       100%                100%

As of March 31, 1999, tenants at the Tri-City occupying substantial portions of leased rental space included: (i) Atchison, Topeka and Santa Fe Railway Company;
(ii) Sterling Software; (iii) Chicago Title; and (iv) Holiday Spa Health Club. These four tenants, in the aggregate, occupied approximately 118,681 square feet of the 478,000 total leasable square feet at Tri-City and accounted for approximately 31% of the total rental income for the Partnership during the first quarter of 1999.

The seven percentage point decrease in occupancy from March 31, 1998 to March 31, 1999 at One Carnegie Plaza is the result of three tenants, occupying 7,570 square feet of space in the aggregate, vacating their space upon their respective lease terminations.

The eight percentage point increase in occupancy from March 31, 1998 to March 31, 1999 at Lakeside Tower is attributed to the leasing of 14,917 square feet of space to four new tenants.

The eighteen percentage point increase in occupancy from March 31, 1998 to March 31, 1999 at One Parkside is attributed to the leasing of 11,119 square feet of space to two new tenants.

Interest and other income increased $108,000 or 111% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 as a result of the increase in interest income on the higher average invested cash balance resulting from the recent sales of real estate.

Expenses
--------

Operating expenses increased $47,000 or 6% for the three months ended March 31, 1999, compared to the three months ended March 31, 1998. The increase in operating expenses is largely due to the increase in occupancy at One Parkside and Lakeside Tower. Also contributing to the increase is: (i) the recognition of prior year bad debt in the first quarter of 1999 as a result of failed collection efforts from a tenant who vacated its space upon lease expiration;
(ii) the payment of tax appeal fees in February 1999; and (iii) general repairs at Lakeside Tower. These sources of increases are offset by the decrease in property operating expenses attributable to the sale of RCO Buildings.

Depreciation and amortization decreased $60,000 or 12% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 primarily due to the elimination of depreciation and amortization associated with the RCO Buildings.

                                  Appendix C-13

The March 31, 1999 loss on sale of real estate resulted from the sale of the Perris-Ethanac land.

Expenses associated with undeveloped land decreased $39,000 or 25% for the three months ended March 31, 1999 compared to the three months ended March 31, 1998 primarily due to the reduction of property taxes as a result of the recent land sales.

General and administrative expenses remained consistent for the three months ended March 31, 1999 compared to the three months ended March 31,1998.

The proposed dissolution costs of $39,000 and $22,000 during the three months ended March 31, 1999 and 1998, respectively, represent charges for work performed and expenses incurred while exploring the possibilities of having the Partnership sell of all of its properties and then to liquidate, and preparation of preliminary proxy materials in the quarter ended March 31, 1999. See Item 1 of Part I for further details.

Year 2000 Compliance
--------------------

State of Readiness. Glenborough Corporation ("Glenborough"), the Partnership's asset and property manager, utilizes a number of computer software programs and operating systems. These programs and systems primarily comprise information technology systems ("IT Systems") (i.e., software programs and computer operating systems) that serve the management operations. Although the Partnership does not utilize any significant IT Systems of its own, it does utilize embedded systems such as devices used to control, monitor or assist the operation of equipment and machinery systems (e.g., HVAC, fire safety and security) at its properties ("Property Systems"). To the extent that software applications contain a source code that is unable to appropriately interpret the upcoming calendar year "2000" and beyond, some level of modification or replacement of these IT Systems and Property Systems will be necessary.

IT Systems. Employing a team made up of internal personnel and third-party consultants, Glenborough has completed an identification of IT Systems, including hardware components that are not yet Year 2000 compliant. To the best of Glenborough's knowledge based on available information and a reasonable level of inquiry and investigation, such upgrading as appears to be called for under the circumstances has been completed in accordance with prevailing industry practice. Glenborough has commenced a testing program which will be completed during 1999. In addition, the Partnership is currently communicating with third parties with whom it does significant business, such as financial institutions, tenants and vendors, to determine their readiness for Year 2000 compliance.

Property Systems. An identification of Property Systems, including hardware components, that are not yet Year 2000 compliant, has also been completed. Upgrading of such systems as appears to be called for under the circumstances based on available information and a reasonable level of inquiry and investigation, and in accordance with prevailing industry practice has commenced. Upon completion of such upgrading, a testing program will be initiated and completed during 1999. To the best of Glenborough's knowledge, the Partnership has no Property Systems, the failure of which would have a material effect on its operations.

Costs of Addressing Year 2000 issues. Given the information known at this time about systems that are non-compliant, coupled with ongoing, normal course-of business efforts to upgrade or replace critical systems, as necessary, the

                                 Appendix C-14

Partnership does not expect Year 2000 compliance costs to have a material adverse impact on its liquidity or ongoing results of operations. The costs of assessment and remediation of the Property Systems will be paid by the Partnership as an operating expense.

Risks of Year 2000 issues. In light of the assessment and upgrading efforts to date, and assuming completion of the planned, normal course-of-business upgrades and subsequent testing, the Partnership believes that any residual Year 2000 risk will be limited to non-critical business applications and support hardware, and to short-term interruptions affecting Property Systems which, if they occur at all, will not be material to overall operations. Glenborough and the Partnership believe that all IT Systems and Property Systems will be Year 2000 compliant and that compliance will not materially adversely affect its future liquidity or results of operations or its ability to service debt. However, absolute assurance that this is the case cannot be given.

Contingency Plans. The Partnership is currently developing a contingency plan for all operations which will address the most reasonably likely worst case scenario regarding Year 2000 compliance. Such a plan, however, will recognize material limitations on the ability to respond to major regional or industrial failures such as power outages or communications breakdowns. Management expects such a contingency plan to be completed during 1999.

Part II.          OTHER INFORMATION

Item 1.           Legal Proceedings

                  None.

Item 2.           Changes in Securities and Use of Proceeds

                  Not applicable.

Item 3.           Defaults Upon Senior Securities

                  Not applicable.

Item 4.           Submission of Matters to a Vote of Security Holders

                  None.

Item 5.           Other Information

                  None.

Item 6.           Exhibits and Reports on Form 8-K

                  (a)  Exhibits:

                  #27 - Financial Data Schedule

                  (b) Reports on Form 8-K:



                                 Appendix C-15

                  On January 14, 1999, the Partnership filed a report on Form 8-K reporting under Item 2 thereof the sale of the 38.5 acres of unimproved land in Rancon Centre Ontario and including under Item 7 thereof certain pro forma financial statements with respect thereto. On March 30, 1999, the Partnership filed Amendment No. 1 on Form 8-K/A to such Form 8-K. The Form 8-K/A: (i) amends Item 7 of the Form 8-K to incorporate notes to the pro forma financial statements and amend certain pro forma adjustments; and (ii) restates Items 2 and 7 of the Form 8-K in their entirety.

                  On February 12, 1999, the Partnership filed a report on Form 8-K reporting under Item 2 thereof the sales of the Rancon Centre Ontario Buildings, the Perris-Nuevo land and the Perris-Ethanac land and including under Item 7 thereof certain pro forma financial statements with respect thereto (including the sale of the 38.5 acres of unimproved land in Rancon Centre Ontario).

                                   SIGNATURES

Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               RANCON REALTY FUND V,
                               a California limited partnership

                             By         Rancon Financial Corporation
                                        a California corporation,
                                        its General Partner



Date:    May 12, 1999                  By:        /s/  DANIEL L. STEPHENSON
                                          --------------------------------------
                                                 Daniel L. Stephenson, President

Date:    May 12, 1999           By:     /s/  DANIEL L. STEPHENSON
                                   -----------------------------------------
                                       Daniel L. Stephenson, General Partner

                              RANCON REALTY FUND V,
                        a California Limited Partnership

           CONSENT FORM REGARDING SALE OF ALL OR SUBSTANTIALLY ALL OF
      THE PROPERTIES OF THE PARTNERSHIP AND DISSOLUTION OF THE PARTNERSHIP

         The undersigned, a holder of units of limited partnership interests ("Units") (as set forth on the reverse side hereof) in Rancon Realty Fund V, a California limited partnership (the "Partnership"), hereby


        ______      CONSENTS
        ______      DOES NOT CONSENT
        ______      ABSTAINS

to the sale of all or substantially all of the properties of the Partnership (the "Asset Sale") and dissolution of the Partnership (the "Dissolution"), all in the manner and, with respect to the Dissolution, at the time as described in the Partnership's Consent Solicitation Statement dated July 6, 1999 (the "Solicitation Statement"). The Units represented by this Consent will be voted in accordance with the election specified by the holder named below. If no election is specified, any otherwise properly completed and signed Consent Form will be deemed to be a consent to the Asset Sale and Dissolution. By execution hereof, the undersigned acknowledges receipt of the Solicitation Statement.

                 (continued and to be executed on reverse side)

                              RANCON REALTY FUND V,
                        a California Limited Partnership

         This Consent is solicited by the General Partner on behalf of the Partnership. The Partnership reserves the right to waive any conditions to, or modify the terms of, the Solicitation (as defined in the Solicitation Statement). A Consent Form given, if effective, will be binding upon the holder of the Units who gives such Consent Form and upon any subsequent transferees of such Units, subject only to revocation by the delivery of a written notice of revocation by the Unitholder, executed and filed in the manner and within the time period described in the Solicitation Statement. In order to count, this Consent Form must be received by the Partnership prior to 5:00 P.M., Pacific Time, on August 25, 1999. This fully completed and executed Consent Form should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by facsimile, to the Partnership's Soliciting Agent, Preferred Partnership Services, Inc., as follows:

                      PREFERRED PARTNERSHIP SERVICES, INC.
  39560 Stevenson Place, #112                 Facsimile Number: 510-713-0366
Fremont, California 94539-3074  Telephone Number: 1-888-909-7774 or 510-713-0241

Please sign your name below exactly in the same manner as the name(s) in which ownership of the Units is registered. When Units are held by two or more joint holders, all such holders should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                                Date:___________________ , 1999


                            ________________________ Signature


                            ________________________ Signature if held jointly